UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	9/30/2005

Date of reporting period:	9/30/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Jennison Growth Fund

SEPTEMBER 30, 2005	ANNUAL REPORT

FUND TYPE

Medium- to large- capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

November 14, 2005

Dear Shareholder:

We hope you find the annual report for the Jennison Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A	19.24%	–29.35%	104.28%
Class B	18.40	–31.93	89.70
Class C	18.40	–31.93	89.70
Class R	N/A	N/A	9.10
Class Z	19.54	–28.45	102.72
S&P 500 Index[3]	12.25	–7.22	***
Russell 1000 Growth Index[4]	11.60	–36.36	****
Lipper Large-Cap Growth Funds Avg.[5]	12.55	–32.25	*****

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A	12.68%	–7.76%	6.86%
Class B	13.40	–7.57	6.67
Class C	17.40	–7.40	6.67
Class R	N/A	N/A	N/A
Class Z	19.54	–6.48	7.75
S&P 500 Index[3]	12.25	–1.49	***
Russell 1000 Growth Index[4]	11.60	–8.64	****
Lipper Large-Cap Growth Funds Avg.[5]	12.55	–7.83	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class R and Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, B, and C, 11/2/95; Class R, 12/17/04; and Class Z, 4/15/96. On 9/20/96, The Prudential Institutional Fund/Growth Stock Fund merged into Jennison Growth Fund, Class Z shares. Performance for Class Z shares prior to 9/20/96 is for the Growth Stock Fund, which had an inception date of 11/5/92.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios and forecasted growth rates, and relatively low dividend yields.

5The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Closest Month-End to Inception cumulative total returns are 148.40% for Class A, B, and C; 2.77% for Class R; and 274.73% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns are 9.61% for Class A, B, and C, and 10.77% for Class Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

****Russell 1000 Growth Index Closest Month-End to Inception cumulative total returns are 94.60% for Class A, B, and C; 2.22% for Class R; and 184.24% for Class Z. Russell 1000 Growth Index Closest Month-End to Inception average annual total returns are 6.94% for Class A, B, and C, and 8.42% for Class Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

*****Lipper Average Closest Month-End to Inception cumulative total returns are 91.76% for Class A, B, and C; 2.58% for Class R; and 185.88% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 6.62% for Class A, B, and C, and 8.32% for Class Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 9/30/05 (excluding short-term investments)
Google, Inc. (Class “A” Stock), Internet Software & Services	4.5%
eBay, Inc., Internet & Catalog Retail	3.3
General Electric, Co. (GE), Industrial Conglomerates	3.2
Schlumberger Ltd., Energy Equipment & Services	3.2
Genentech, Inc., Biotechnology	3.0

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/05 (excluding short-term investments)
Semiconductors & Semiconductor Equipment	9.5%
Software	8.3
Pharmaceuticals	7.2
Internet Software & Services	7.0
Biotechnology	6.8

Industry weightings are subject to change.

4	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Jennison Associates LLC

A strong return and outstanding relative performance

The Jennison Growth Fund outperformed its style-appropriate benchmark, the Russell 1000 Growth Index, by more than seven percentage points over the 12 months ended September 30, 2005. The Fund also substantially outperformed the broader market as measured by the S&P 500 Index. Energy and utilities were the strongest sectors in the market, while financials and materials were the weakest. The Fund’s strength was broad-based, with all of its sectors except Industrials posting positive returns.

The equity market’s returns were positive in all calendar quarters of this period except the first quarter of 2005. That quarter was plagued by sustained high energy prices (which contributed to concerns over rising inflation), rising interest rates, and a slowing economy. However, toward the end of the Fund’s reporting period the broad strength of corporate profits led to a rebound. While not all companies and sectors were positive, the markets responded appropriately to recent earnings reports: companies that reported positive earnings and outlooks were rewarded and those with disappointing performance traded lower. These moves were more proportionate to earnings than has been the case for some time. Equity markets also reacted with remarkable calm to events such as the London train bombings and hurricanes Katrina and Rita.

Stock selection was very good in most sectors

The Fund’s holdings in the information technology sector had the largest impact on its performance. Google (see Comments on Largest Holdings) was the top contributor with explosive growth since going public in August 2004. Revenues have grown at a triple-digit pace, driven by sponsored search query revenue while earnings have developed even more favorably. Jennison has devoted considerable analytical resources across different industry disciplines to estimate the medium-term growth outlook for Google’s sponsored search revenues. We continue to be quite optimistic about its prospects. Apple Computer stock had the largest return in the Fund, in excess of +170%. Apple is experiencing a very strong product cycle. The continued strength of iPod sales has created a “halo effect” for the Macintosh computer. Apple also introduced the Mac Mini (a computer that comes without a keyboard, mouse, or monitor) and the iPod Shuffle. More recently, it introduced the latest member of its highly successful iPod family, the Nano. The Nano uses flash memory to combine a sleek form factor with the power and capacity heretofore only available on larger devices. It further solidifies Apple’s leading position in the portable/downloadable music market. Additional product introductions are likely in both the audio and video/photography categories.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	5

Investment Adviser’s Report (continued)

The Fund’s health care positions also were very strong. During the fiscal year, companies that brought meaningful scientific advances to the treatment arena were rewarded. Biotechnology holdings Genentech (see Comments on Largest Holdings) and Amgen particularly stood out. The serial successes of Genentech’s oncology portfolio and positive test data on its product (Lucentis) for age-related macular degeneration helped drive its return. Amgen enjoyed strong sales growth for three of its key products. It expects this momentum to continue for the remainder of 2005 and significantly raised its earnings forecasts.

Other notable performers came from the consumer sectors. Whole Foods continues to be a consistent and important contributor to performance. It is enjoying healthy sales and square footage growth and very good same-store-sales. In addition, the productivity of new stores has been exceptional. We believe Whole Foods’ pipeline of new stores is promising, and it can continue to grow at rates in excess of 20%. The Fund’s position in Chico’s more than doubled in value over the reporting period. Chico’s reported growing revenues and earnings as well as margin improvement helped by surging sales and declining expenses. Rising same-store sales continue to be the key to its success, while its emerging store concept White House/Black Market is also seeing tremendous growth.

A few positions disappointed

Industrials was the only sector in the Fund with a negative return for the reporting period. UPS was a weak performer early in the period as concern about a loss in market share weighed on the stock price. Bad winter weather and a disappointing Christmas season also hurt its performance. Although we still believe that UPS’s long-term fundamentals are positive, we sold the Fund’s position. There were also a few stock disappointments in other sectors. eBay (see Comments on Largest Holdings) was the greatest detractor from return, although most of its weakness came early in 2005. The stock fell on concerns that eBay’s domestic growth was beginning to slow. We added to our position because we believed that management was very focused on stimulating domestic sales, while International and Paypal continued to grow at very high rates. Our current expectations for its stock are being fulfilled nicely, as it has risen significantly from its April 2005 low. Heightened regulatory scrutiny drove down AIG shares and we eliminated the Fund’s holdings early in 2005. However, we re-established a position later in the reporting period as we believe that AIG has good growth potential and its new CEO can focus on its fundamentals now that the New York Attorney General’s investigation has ended.

6	Visit our website at www.jennisondryden.com

Looking ahead

The Fund continues to invest in companies that we believe are high quality with strong balance sheets and proven management teams. We look for superior long-term business fundamentals, which should provide these companies with sustainable, attractive growth opportunities. We had the chance to meet with the managements of many of our holdings recently. The overall earnings growth prospects for our portfolios remain strong both in absolute terms and relative to analysts’ expected average growth of the companies in the S&P 500 Index and the Russell 1000 Growth Index. This relative growth advantage leaves us optimistic about prospects for the fund.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	7

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 9/30/05.

4.5%	Google, Inc./Internet Software and Services

Google is a leading provider of web-based search and Internet advertising services. Since it went public in August 2004, its annual revenues have continued to grow at a triple-digit pace, driven by the growth of sponsored searches. We continue to be quite optimistic about these prospects as well as continued innovation that we believe will drive long-term revenue growth.

3.3%	eBay, Inc./Internet & Catalog Retail

eBay offers the largest on-line auction site, in which buyers and sellers of almost anything are brought together. Higher transaction counts and a larger number of subscribers both domestically and overseas continue to help this company maintain its appealing growth characteristics. Its international and Paypal units continue to grow at very high rates.

3.2%	General Electric, Co./Industrial Conglomerates

GE is a large conglomerate made up of a broad range of primary business units. Earnings have been flat for a number of years, but we anticipate that they will accelerate. GE’s businesses that are most exposed to long-term economic cycles have been dampening its growth since the last recession, but we expect that they will now drive double-digit growth.

3.2%	Schlumberger Ltd./Energy Equipment & Services

Schlumberger is an oil services company that provides advanced techniques for drilling in remote locations and in difficult geologies. It performed very well this past year. The search for new resources intensified and the price of oil repeatedly reached new highs as domestic inventories fell below recent historical averages in the face of stronger global demand.

3.0%	Genentech, Inc./Biotechnology

Genentech is a biotechnology company that focuses on biotherapeutics for medical needs. It manufactures and markets multiple products for a variety of medical conditions, including cancer, heart attack, allergic asthma, psoriasis, stroke, growth hormone deficiency, and cystic fibrosis. It has enjoyed very strong growth due to the commercial success of several key drugs as well as positive clinical trial results.

Holdings are subject to change.

8	Visit our website at www.jennisondryden.com

Jennison Associates

A specialist in actively managed equity portfolios, Jennison Associates has proven expertise in growth, value, and blend styles across market capitalizations in the United States and abroad.

Jennison Associates has earned a reputation for excellence by fulfilling client needs for more than 35 years. Its approach combines internal fundamental research, a disciplined investment process, and the experience and judgment of its portfolio managers and analysts.

Jennison’s investment teams focus on specific product areas, with analysts organized by industry and sector. All of its investment professionals meet every morning to share information and insights, which ensures that Jennison’s clients benefit from the deep resources and experience of the entire organization.

A disciplined approach to investing has driven Jennison’s long-term record of success, leading to a loyal customer base that ranges from individual investors to many of today’s largest corporations and institutions.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2005, at the beginning of the period, and held through the six-month period ended September 30, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

10	Visit our website at www.jennisondryden.com

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Growth Fund		Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,138.28	1.06%	$5.68
	Hypothetical	$1,000.00	$1,019.75	1.06%	$5.37

Class B	Actual	$1,000.00	$1,133.51	1.81%	$9.68
	Hypothetical	$1,000.00	$1,015.99	1.81%	$9.15

Class C	Actual	$1,000.00	$1,133.51	1.81%	$9.68
	Hypothetical	$1,000.00	$1,015.99	1.81%	$9.15

Class R	Actual	$1,000.00	$1,137.48	1.31%	$7.02
	Hypothetical	$1,000.00	$1,018.50	1.31%	$6.63

Class Z	Actual	$1,000.00	$1,139.98	0.81%	$4.35
	Hypothetical	$1,000.00	$1,021.01	0.81%	$4.10

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2005, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2005 (to reflect the six-month period).

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of September 30, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.5%
COMMON STOCKS

Beverages 1.4%
776,800	PepsiCo, Inc.	$44,052,328

Biotechnology 6.8%
899,100	Amgen, Inc.(a)	71,631,297
1,150,000	Genentech, Inc.(a)	96,841,500
991,200	Gilead Sciences, Inc.(a)	48,330,912

		216,803,709

Capital Markets 4.7%
4,022,600	Charles Schwab Corp. (The)	58,046,118
326,700	Goldman Sachs Group, Inc.	39,720,186
879,300	Merrill Lynch & Co., Inc.	53,945,055

		151,711,359

Communications Equipment 4.2%
2,076,500	Cisco Systems, Inc.(a)	37,231,645
1,355,900	Nokia Corp. ADR (Finland)	22,928,269
1,675,000	Qualcomm, Inc.	74,956,250

		135,116,164

Computers & Peripherals 4.3%
1,143,200	Apple Computer, Inc.(a)	61,286,952
1,324,500	Dell, Inc.(a)(b)	45,297,900
2,361,800	EMC Corp.(a)	30,561,692

		137,146,544

Consumer Finance 2.5%
1,378,500	American Express Co.	79,181,040

Diversified Financial Services 1.1%
1,075,900	JPMorgan Chase & Co.	36,505,287

Electronic Equipment & Instruments 1.3%
1,079,700	Agilent Technologies, Inc.(a)(b)	35,360,175
343,500	LG.Philips LCD Co., Ltd. ADR (South Korea)(a)(b)	7,062,360

		42,422,535

Energy Equipment & Services 3.2%
1,202,000	Schlumberger Ltd.	101,424,760

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Food & Staples Retailing 2.2%
530,300	Whole Foods Market, Inc.	$71,298,835

Food Products 1.3%
4,156,200	Cadbury Schweppes PLC (United Kingdom)	41,931,466

Health Care Equipment & Supplies 3.2%
444,600	Alcon, Inc.	56,855,448
971,100	St. Jude Medical, Inc.(a)	45,447,480

		102,302,928

Health Care Providers & Services 5.9%
1,069,200	Caremark Rx, Inc.(a)	53,385,156
319,900	Cigna Corp.	37,703,414
965,600	UnitedHealth Group, Inc.	54,266,720
576,700	WellPoint, Inc.(a)	43,725,394

		189,080,684

Hotels, Restaurants & Leisure 0.4%
268,800	Starbucks Corp.(a)	13,466,880

Household Products 1.6%
838,800	Procter & Gamble Co.(b)	49,875,048

Industrial Conglomerates 3.2%
3,049,900	General Electric Co.	102,690,133

Insurance 0.6%
306,500	American International Group, Inc.	18,990,740

Internet & Catalog Retail 3.7%
276,700	Amazon.com, Inc.(a)(b)	12,534,510
2,547,300	eBay, Inc.(a)	104,948,760

		117,483,270

Internet Software & Services 7.0%
457,000	Google, Inc. (Class A)(a)(b)	144,622,220
2,343,300	Yahoo!, Inc.(a)(b)	79,297,272

		223,919,492

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Multiline Retail 3.3%
534,100	Federated Department Stores, Inc.	$35,715,267
1,368,700	Target Corp.	71,076,591

		106,791,858

Oil, Gas & Consumable Fuels 1.7%
908,400	Suncor Energy, Inc.	54,985,452

Personal Products 1.9%
704,000	Estee Lauder Cos., Inc. (The) (Class A)(b)	24,520,320
620,400	Gillette Co. (The)	36,107,280

		60,627,600

Pharmaceuticals 7.2%
123,000	Abbot Laboratories	5,215,200
655,800	Eli Lilly & Co.(b)	35,098,416
1,234,600	Novartis AG ADR (Switzerland)	62,964,600
1,237,300	Roche Holdings Ltd. ADR (Switzerland)	86,277,548
486,100	Sanofi-Aventis (France)	40,165,104

		229,720,868

Semiconductors & Semiconductor Equipment 9.5%
2,592,800	Applied Materials, Inc.(b)	43,973,888
2,195,000	Intel Corp.	54,106,750
1,598,400	Marvell Technology Group Ltd.(a)(b)	73,702,224
1,284,600	Maxim Integrated Products, Inc.(b)	54,788,190
2,288,400	Texas Instruments, Inc.	77,576,760

		304,147,812

Software 8.3%
1,996,800	Adobe Systems, Inc.(b)	59,604,480
1,071,600	Electronic Arts, Inc.(a)(b)	60,963,324
713,800	Mercury Interactive Corp.(a)(b)	28,266,480
1,725,800	Microsoft Corp.	44,404,834
660,100	NAVTEQ Corp.(a)	32,971,995
880,300	SAP AG-Sponsored ADR (Germany)(b)	38,143,399

		264,354,512

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	15

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Specialty Retail 4.6%
2,140,100	Chico’s FAS, Inc.(a)(b)	$78,755,680
674,900	Lowe’s Cos., Inc.(b)	43,463,560
653,000	Williams-Sonoma, Inc.(a)(b)	25,042,550

		147,261,790

Textiles, Apparel & Luxury Goods 2.9%
1,384,300	Coach, Inc.(a)	43,411,648
593,500	Nike, Inc. (Class B)	48,477,080

		91,888,728

Wireless Telecommunication Services 1.5%
2,031,045	Sprint Nextel Corp., Inc.(b)	48,298,250
	Total long-term investments (cost $2,376,054,219)	3,183,480,072

SHORT-TERM INVESTMENTS 15.6%

Mutual Fund
	Dryden Core Investment Fund-Taxable Money Market Series
499,563,439	(cost $499,563,439)(c)(d)	499,563,439

	Total Investments 115.1% (cost $2,875,617,658; Note 5)	3,683,043,511
	Liabilities in excess of other assets (15.1)%	(483,877,217)

	Net Assets 100.0%	$3,199,166,294

The following abbreviations are used in portfolio descriptions:

ADR—American	Depositary Receipt
(a)	Non-income producing security.
(b)	All or portion of security on loan. The aggregate market value of such securities is $459,910,405; cash collateral of $470,698,920 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2005 were as follows:

Mutual Fund	15.6%
Semiconductors & Semiconductor Equipment	9.5
Software	8.3
Pharmaceuticals	7.2
Internet Software & Services	7.0
Biotechnology	6.8
Health Care Providers & Services	5.9
Capital Markets	4.7
Specialty Retail	4.6
Computers & Peripherals	4.3
Communications Equipment	4.2
Internet & Catalog Retail	3.7
Multiline Retail	3.3
Energy Equipment & Services	3.2
Health Care Equipment & Supplies	3.2
Industrial Conglomerates	3.2
Textiles, Apparel & Luxury Goods	2.9
Consumer Finance	2.5
Food & Staples Retailing	2.2
Personal Products	1.9
Oil, Gas & Consumable Fuels	1.7
Household Products	1.6
Wireless Telecommunication Services	1.5
Beverages	1.4
Electronic Equipment & Instruments	1.3
Food Products	1.3
Diversified Financial Services	1.1
Insurance	0.6
Hotels, Restaurants & Leisure	0.4

115.1
Liabilities in excess of other assets	(15.1)

100.0%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	17

Statement of Assets and Liabilities

as of September 30, 2005

Assets
Investments at value, including securities on loan of $459,910,405 (cost $2,875,617,658)
Unaffiliated Investments (cost $2,376,054,219)	$3,183,480,072
Affiliated Investments (cost $499,563,439)	499,563,439
Receivable for investments sold	17,343,629
Receivable for Series shares sold	1,129,483
Dividends and interest receivable	649,109
Prepaid expenses	8,402

Total assets	3,702,174,134

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	470,698,920
Payable for investments purchased	17,454,833
Payable to custodian	8,615,073
Transfer agent fee payable	1,739,635
Management fee payable	1,497,383
Payable for Series shares reacquired	1,469,854
Accrued expenses	863,973
Distribution fee payable	656,109
Deferred directors’ fees	12,060

Total liabilities	503,007,840

Net Assets	$3,199,166,294

Net assets were comprised of:
Common stock, at par	$209,180
Paid-in capital in excess of par	4,213,905,141

4,214,114,321
Accumulated net investment loss	(196,097)
Accumulated net realized loss on investment and foreign currency transactions	(1,822,167,832)
Net unrealized appreciation on investments and foreign currencies	807,415,902

Net assets, September 30, 2005	$3,199,166,294

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share
($1,348,039,590 ÷ 88,063,261 shares of common stock issued and outstanding)	$15.31
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price to public	$16.20

Class B
Net asset value, offering price and redemption price per share
($371,561,163 ÷ 26,365,684 shares of common stock issued and outstanding)	$14.09

Class C
Net asset value, offering price and redemption price per share
($86,197,756 ÷ 6,116,613 shares of common stock issued and outstanding)	$14.09

Class R
Net asset value, offering price and redemption price per share
($2,727 ÷ 192.75 shares of common stock issued and outstanding)	$14.15

Class Z
Net asset value, offering price and redemption price per share
($1,393,365,058 ÷ 88,634,130 shares of common stock issued and outstanding)	$15.72

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	19

Statement of Operations

Year Ended September 30, 2005

Net Investment Income
Income
Unaffiliated Dividends (net of foreign withholding taxes of $648,316)	$33,291,555
Affiliated interest income	718,850
Income from securities loaned, net	556,578

Total income	34,566,983

Expenses
Management fee	17,950,060
Distribution fee—Class A	3,146,249
Distribution fee—Class B	4,390,781
Distribution fee—Class C	913,133
Distribution fee—Class R	9
Transfer agent’s fee and expenses (including affiliated expense of $6,167,000)	6,372,000
Reports to shareholders	395,000
Custodian’s fees and expenses	255,000
Insurance	106,000
Registration fees	95,000
Legal fees and expenses	80,000
Directors’ fees	57,000
Commitment fees	27,000
Audit fee	17,000
Miscellaneous	19,339

Total expenses	33,823,571

Net investment income	743,412

Realized And Unrealized Gain (Loss) On Investment And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	218,647,340
Foreign currency transactions	(306,593)

218,340,747

Net change in unrealized appreciation (depreciation) on:
Investments	326,046,258
Foreign currencies	(9,951)

326,036,307

Net gain on investment and foreign currencies	544,377,054

Net Increase In Net Assets Resulting From Operations	$545,120,466

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$743,412	$(10,597,241)
Net realized gain on investment and foreign currency transactions	218,340,747	242,899,592
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	326,036,307	55,577,216

Net increase in net assets resulting from operations	545,120,466	287,879,567

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	556,475,402	560,760,578
Net asset value of shares issued in connection with merger (Note 7)	1,510,490	—
Cost of shares reacquired	(956,691,647)	(963,380,696)

Net decrease in net assets from Series share transactions	(398,705,755)	(402,620,118)

Total increase (decrease)	146,414,711	(114,740,551)

Net Assets
Beginning of year	3,052,751,583	3,167,492,134

End of year	$3,199,166,294	$3,052,751,583

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	21

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Growth Fund, (the “Series”) Jennison Equity Opportunity Fund, Dryden Active Allocation Fund, (formerly Dryden Active Balanced Fund), JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund. These financial statements relate to the Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the

22	Visit our website at www.jennisondryden.com

prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2005, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest or dividends on the collateral received on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Series does not isolate the

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	23

Notes to Financial Statements

Cont’d

effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), realized and unrealized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Company’s expenses are allocated to the respective Series on the basis of relative net assets except for expenses that are charged directly to the Series level.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually. Distributions of net realized capital and currency gains, if any, annually.

24	Visit our website at www.jennisondryden.com

Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax-paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In the connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .600 of 1% of the Series’ average daily net assets up to $300 million, .575 of 1% of the next $2.7 billion and .550 of 1% of the Series’ average daily net assets in excess of $3 billion. The effective management fee rate was .577 of 1% of the Series’ average daily net assets for the year ended September 30, 2005.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	25

Notes to Financial Statements

Cont’d

and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares and .50 of 1% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received approximately $254,600 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2005 it received approximately $696,800 and $7,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. For the period October 1, 2004 through October 29, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA was be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee was accrued daily and paid quarterly and allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds paid a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration of the

26	Visit our website at www.jennisondryden.com

revised SCA is October 28, 2005. The Fund had a loan outstanding for five days during the year ended September 30, 2005. The Fund had an average loan outstanding during the period in the amount of $13,227,400 at the average interest rate of 3.3%.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2005, the Series earned net income of approximately $718,900 and $556,600 from the portfolio by investing its excess cash and collateral received from securities lending, respectively.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ securities lending agent. For the year ended September 30, 2005, PIM has been compensated approximately $254,000 for these services.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $850,000 in total networking fees, of which the amount relating to the services of First Clearing Corporation (“First Clearing”), an affiliate of PI, was approximately $592,500 for the year ended September 30, 2005. As of September 30, 2005, approximately $145,000 of such fees were due to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended September 30, 2005, Prudential Equity Group, LLC, (“PEG”), an indirect, wholly-owned subsidiary of Prudential, earned approximately $12,500, in brokerage commissions from portfolio transactions executed on behalf of the Series.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2005 were $1,761,959,455 and $2,121,002,835, respectively.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	27

Notes to Financial Statements

Cont’d

As of September 30, 2005, the Series had securities on loan with an aggregate market value of $459,910,405. The Series received $470,698,920 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series’ securities lending procedures.

Note 5. Tax Information

In order to present undistributed net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain or loss on investments. For the fiscal year ended September 30, 2005, the adjustments were to increase accumulated net investment loss by $830,416, decrease accumulated net realized loss on investments and foreign currency transactions by $285,937, and increase paid-in capital in excess of par by $544,479 primarily due to foreign currency transactions, the utilization of redemptions as ordinary income distributions and merger adjustments. Accumulated net investment loss, accumulated net realized loss and net assets were not affected by these reclassifications.

The United States federal income tax basis of the Series’ investments and net unrealized appreciation as of September 30, 2005 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$2,903,167,273	$818,216,803	$38,340,565	$779,876,238	$(9,951)	$779,866,287

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2005 of approximately $1,794,618,000 of which $898,999,000 expires in 2010, $827,429,000 expires in 2011 and $68,190,000 expires in 2012. In addition, the Series utilized $180,537,000 of its prior year capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Series has elected to treat post-October currency losses of approximately $184,000 incurred in the eleven months ended September 30, 2005 as having been incurred in the next fiscal year.

28	Visit our website at www.jennisondryden.com

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3.25 billion shares of $.001 par value common stock of the Company authorized which are divided into six series, three of which offer five classes, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 250 million authorized shares and the Series also may offer Class I shares, of which 250 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2005, Prudential Investments Fund Management LLC owned 8 Class A shares, 8 Class B shares and 193 Class R shares of the Series.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	29

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2005:
Shares sold	15,519,269	$217,671,367
Shares issued in connection with the merger	31,573	442,212
Shares reacquired	(27,925,177)	(391,108,978)

Net increase (decrease) in shares outstanding before conversion	(12,374,335)	(172,995,399)
Shares issued upon conversion from Class B	6,944,689	99,654,807

Net increase (decrease) in shares outstanding	(5,429,646)	$(73,340,592)

Year ended September 30, 2004:
Shares sold	17,158,296	$221,892,399
Shares reacquired	(24,501,717)	(316,060,602)

Net increase (decrease) in shares outstanding before conversion	(7,343,421)	(94,168,203)
Shares issued upon conversion from Class B	4,425,916	57,380,024

Net increase (decrease) in shares outstanding	(2,917,505)	$(36,788,179)

Class B
Year ended September 30, 2005:
Shares sold	1,357,829	$17,347,458
Shares issued in connection with the merger	69,002	857,320
Shares reacquired	(8,017,108)	(103,292,759)

Net increase (decrease) in shares outstanding before conversion	(6,590,277)	(85,087,981)
Shares reacquired upon conversion into Class A	(7,521,116)	(99,654,807)

Net increase (decrease) in shares outstanding	(14,111,393)	$(184,742,788)

Year ended September 30, 2004:
Shares sold	2,415,653	$29,117,956
Shares reacquired	(8,606,576)	(103,341,317)

Net increase (decrease) in shares outstanding before conversion	(6,190,923)	(74,223,361)
Shares reacquired upon conversion into Class A	(4,757,634)	(57,380,024)

Net increase (decrease) in shares outstanding	(10,948,557)	$(131,603,385)

Class C
Year ended September 30, 2005:
Shares sold	597,689	$7,763,311
Shares issued in connection with the merger	19,988	210,958
Shares reacquired	(2,586,238)	(33,443,434)

Net increase (decrease) in shares outstanding	(1,968,561)	$(25,469,165)

Year ended September 30, 2004:
Shares sold	926,176	$11,174,754
Shares reacquired	(2,554,374)	(30,690,986)

Net increase (decrease) in shares outstanding	(1,628,198)	$(19,516,232)

30	Visit our website at www.jennisondryden.com

Class R	Shares	Amount
Period ended September 30, 2005*:
Shares sold	193	$2,500

Net increase (decrease) in shares outstanding	193	$2,500

* Commencement of operations on December 17, 2004.

Class Z
Year ended September 30, 2005:
Shares sold	21,785,045	$313,690,766
Shares reacquired	(30,088,424)	(428,846,476)

Net increase (decrease) in shares outstanding	(8,303,379)	$(115,155,710)

Year ended September 30, 2004:
Shares sold	22,624,190	$298,575,469
Shares reacquired	(38,767,953)	(513,287,791)

Net increase (decrease) in shares outstanding	(16,143,763)	$(214,712,322)

Note 7. Reorganization

On October 29, 2004, Jennison Growth Fund acquired all of the net assets of Strategic Partners Managed Large Cap Growth Fund pursuant to a plan of reorganization approved by the Strategic Partners Managed Large Cap Growth Fund shareholders on January 23, 2004. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C and Class Z shares for corresponding classes of Strategic Partners Managed Large Cap Growth and Class L being exchanged for Class A and Classes M and X for Class B of Jennison Growth Fund.

Strategic Partners Managed Large Cap Growth Fund		Jennison Growth Fund
Class	Shares	Class	Shares	Value
A	7,878	A	31,573	$442,212
B	1,413	B	69,002	857,320
C	27,712	C	19,988	210,958
L	38,655
M	79,801
X	14,618

The aggregate net assets and unrealized appreciation of Strategic Partners Managed Large Cap Growth Fund immediately before the acquisition was $1,510,490 and $112,267, respectively. The aggregate net assets of Jennison Growth Fund immediately before the acquisition were $3,115,007,120.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	31

Financial Highlights

Cont’d

Class A
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.84

Income (loss) from investment operations:
Net investment income (loss)(a)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.46

Total from investment operations	2.47

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$15.31

Total Return(b):	19.24%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,348,039
Average net assets (000)	$1,258,500
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.06%
Expenses, excluding distribution and service (12b-1) fees	.81%
Net investment income (loss)	.04%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	57%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Series has contractually agreed to limit its distribution and service 12b-1 fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,
2004	2003	2002	2001

$11.77	$9.73	$12.50	$24.20

(.04)	(.02)	(.04)	(.05)
1.11	2.06	(2.73)	(9.50)

1.07	2.04	(2.77)	(9.55)

—	—	—	(2.15)

$12.84	$11.77	$9.73	$12.50

9.09%	20.97%	(22.16)%	(42.32)%

$1,200,078	$1,134,839	$1,011,241	$1,286,009
$1,237,249	$1,034,231	$1,358,013	$1,513,253

1.05%	1.17%	1.08%	1.06%
.80%	.92%	.83%	.81%
(.27)%	(.21)%	(.28)%	(.27)%

68%	64%	71%	98%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	33

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.90

Income (loss) from investment operations:
Net investment loss(a)	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.28

Total from investment operations	2.19

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$14.09

Total Return(b):	18.40%
Ratios/Supplemental Data:
Net assets, end of year (000)	$371,561
Average net assets (000)	$439,078
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.81%
Expenses, excluding distribution and service (12b-1) fees	.81%
Net investment loss	(.66)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,
2004	2003	2002	2001

$11.00	$9.16	$11.86	$23.23

(.12)	(.10)	(.13)	(.17)
1.02	1.94	(2.57)	(9.05)

.90	1.84	(2.70)	(9.22)

—	—	—	(2.15)

$11.90	$11.00	$9.16	$11.86

8.18%	20.09%	(22.77)%	(42.70)%

$481,876	$565,727	$653,338	$1,046,581
$560,217	$602,105	$1,007,499	$1,576,226

1.80%	1.92%	1.83%	1.81%
.80%	.92%	.83%	.81%
(1.02)%	(.95)%	(1.03)%	(1.02)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	35

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.90

Income (loss) from investment operations:
Net investment loss(a)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.27

Total from investment operations	2.19

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$14.09

Total Return(b):	18.40%
Ratios/Supplemental Data:
Net assets, end of year (000)	$86,198
Average net assets (000)	$91,313
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.81%
Expenses, excluding distribution and service (12b-1) fees	.81%
Net investment loss	(.61)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2004	2003	2002	2001

$11.00	$9.16	$11.86	$23.23

(.12)	(.10)	(.13)	(.17)
1.02	1.94	(2.57)	(9.05)

.90	1.84	(2.70)	(9.22)

—	—	—	(2.15)

$11.90	$11.00	$9.16	$11.86

8.18%	20.09%	(22.77)%	(42.70)%

$96,253	$106,850	$103,956	$164,216
$107,401	$105,518	$159,096	$226,607

1.80%	1.92%	1.83%	1.81%
.80%	.92%	.83%	.81%
(1.02)%	(.96)%	(1.03)%	(1.02)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	37

Financial Highlights

Cont’d

Class R
December 17, 2004(a) Through September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.97

Income (loss) from investment operations:
Net investment loss(b)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	1.23

Total from investment operations	1.18

Net asset value, end of period	$14.15

Total Return(c):	9.10%
Ratios/Supplemental Data:
Net assets, end of period	$2,727 (d)
Average net assets	$2,528 (d)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)(f)	1.31%
Expenses, excluding distribution and service (12b-1) fees(f)	.81%
Net investment loss(e)	(.52)%

(a)	Inception date of Class R shares.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d)	Amount is actual and not rounded.
(e)	The distributor of the Series has contractually agreed to limit its distribution and service 12b-1 fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.15

Income (loss) from investment operations:
Net investment income(a)	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.53

Total from investment operations	2.57

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$15.72

Total Return(c):	19.54%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,393,365
Average net assets (000)	$1,324,754
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.81%
Expenses, excluding distribution and service (12b-1) fees	.81%
Net investment income (loss)	.28%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2004	2003	2002	2001

$12.03	$9.92	$12.71	$24.50

— (b)	— (b)	— (b)	— (b)
1.12	2.11	(2.79)	(9.64)

1.12	2.11	(2.79)	(9.64)

—	—	—	(2.15)

$13.15	$12.03	$9.92	$12.71

9.31%	21.27%	(21.95)%	(42.15)%

$1,274,544	$1,360,076	$1,108,026	$1,524,028
$1,441,730	$1,226,178	$1,545,628	$2,191,554

.80%	.92%	.83%	.81%
.80%	.92%	.83%	.81%
(.02)%	.03%	(.03)%	(.02)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.—Jennison Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Prudential Investment Portfolios, Inc.—Jennison Growth Fund (one of the portfolios constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004, were audited by another independent registered public accounting firm, whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2005

42	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1996(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1996(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	43

Management of the Fund

(Unaudited) Cont’d.

Robin B. Smith (66), Director since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 160 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

44	Visit our website at www.jennisondryden.com

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Jack Benintende (41), Acting Treasurer since 2005

Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Deborah A. Docs (47), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC. Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	45

Management of the Fund

(Unaudited) Cont’d.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

46	Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Jennison Growth Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including a majority of the Independent Directors, met on May 24, 2005 and June 23, 2005 and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered performance and expense comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. Peer Universes and Peer Groups are mutual funds grouped according to investment style. If the quartile refers to performance, then a fund in the first quartile is among the best performers. If the quartile refers to expenses, then a fund in the first quartile has among the lowest expenses.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison Associates LLC (“Jennison”), which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund accounting, recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Growth Fund

The Board received and considered information about the Fund’s historical performance for periods ending December 31, 2004, noting that the Fund had achieved net performance (which reflects the impact of any expense subsidies or fee

Visit our website at www.jennisondryden.com

waivers) that was in the second quartile over one-year and three-year periods, and performance that was in the third quartile over a five-year period in relation to the group of comparable funds in a Peer Universe. Although the Fund’s performance over the five-year period was in the third quartile, the Board noted that the Fund’s performance during this time period was close to the median performance of the mutual funds included in the Peer Universe. In addition, the Board noted that the Fund outperformed when compared against its benchmark index, the Russell 1000 Growth Index, over the same one-year, three-year and five-year time periods.

The Board determined that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper .

The Fund’s management fee of 0.577% ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Approval of Advisory Agreements (continued)

rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/05
	One Year	Five Years	Since Inception
Class A	12.68%	–7.76%	6.86%
Class B	13.40	–7.57	6.67
Class C	17.40	–7.40	6.67
Class R	N/A	N/A	N/A
Class Z	19.54	–6.48	7.75

Average Annual Total Returns (Without Sales Charges) as of 9/30/05
	One Year	Five Years	Since Inception
Class A	19.24%	–6.71%	7.47%
Class B	18.40	–7.40	6.67
Class C	18.40	–7.40	6.67
Class R	N/A	N/A	N/A
Class Z	19.54	–6.48	7.75

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, and C, 11/2/95; Class R, 12/17/04; and Class Z, 4/15/96. On 9/20/96, The Prudential Institutional Fund/Growth Stock Fund merged into Jennison Growth Fund, Class Z shares. Performance for Class Z shares prior to 9/20/96 is for the Growth Stock Fund, which had an inception date of 11/5/92.

The graph compares a $10,000 investment in the Jennison Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations for Class A shares (November 2, 1995) and the account values at the end of the current fiscal year (September 30, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of medium- to large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Acting Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Growth Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Growth Fund
Share Class	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	JGRCR	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E      IFS-A111558    Ed. 11/2005

Jennison Equity Opportunity Fund

SEPTEMBER 30, 2005	ANNUAL REPORT

FUND TYPE

Small- to mid-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

November 14, 2005

Dear Shareholder:

We hope you find the annual report for the Jennison Equity Opportunity Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Equity Opportunity Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A	13.91%	51.29%	189.49%
Class B	13.12	45.74	170.94
Class C	13.12	45.74	170.94
Class R	N/A	N/A	5.80
Class Z	14.23	53.13	196.30
S&P 500 Index[3]	12.25	–7.22	***
Lipper Multi-Cap Core Funds Avg.[4]	14.64	3.76	****

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A	7.65%	7.41%	11.97%
Class B	8.12	7.68	11.85
Class C	12.12	7.82	11.85
Class R	N/A	N/A	N/A
Class Z	14.23	8.90	12.98
S&P 500 Index[3]	12.25	–1.49	***
Lipper Multi-Cap Core Funds Avg.[4]	14.64	0.05	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class R and Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, Class B, Class C, and Class Z, 11/7/96; and Class R, 12/17/04.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Closest Month-End to inception cumulative total returns are 100.19% for Class A, B, C, and Z, and 2.77% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 8.10% for Class A, B, C, and Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

****Lipper Average Closest Month-End to Inception cumulative total returns are 112.08% for Class A, B, C, and Z, and 4.20% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 8.22% for Class A, B, C, and Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/05
Kroger Co. (the) (a), Food & Staples Retailing	2.8%
Viacom Inc., Class B, Media	2.4
American International Group, Inc., Insurance	2.4
MedImmune Inc., Biotechnology	2.3
Microsoft Corp., Software	2.3

Holdings are subject to change.

Five Largest Long-Term Industries expressed as a percentage of net assets as of 9/30/05
Media	10.0%
Pharmaceuticals	8.4
Software	8.0
Insurance	7.5
Capital Markets	6.2

Industry weightings are subject to change.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	3

Investment Adviser’s Report

Jennison Associates LLC

Strong performance in a mixed environment

The Jennison Equity Opportunity Fund outperformed the broad market as measured by the S&P 500 Index over the 12 months ended September 30, 2005, and slightly trailed the Lipper Multi-Cap Core Funds Average.

The U.S. economy was mixed. Equities started the reporting period strong, but began to retrace gains as oil prices climbed to record highs. Investors became concerned about the continuing high prices for energy commodities, rising inflation, and interest rates. The rising prices for energy-related products are reducing discretionary income for consumers and businesses, tempering the economy’s growth potential over the next several quarters. As a result, the Utilities and Energy sectors led the S&P 500 Index, and more economically sensitive sectors trailed. However, illustrating the resilience of the U.S. economy, the Purchasing Managers Index is pointing toward moderate growth, above 3%.

Information Technology was the Fund’s strongest sector

The Fund’s Information Technology holdings led its return and outperformed the technology stocks in the S&P 500 Index by more than two percentage points. Semiconductor stock MEMC Electronic Materials, Software holdings McAfee and TIBCO Software, and a position in Electronic Equipment & Instruments company Agilent Technologies performed particularly well. The cross-section of industries demonstrates our bottom-up portfolio construction. MEMC Electronic Materials, the third largest manufacturer of silicon wafers for semiconductors, has a best-in-class cost structure. It returned more than 90%, benefiting from favorable industry dynamics and company-specific advantages.

Energy holdings bolstered returns

Energy holdings continued to benefit from the supply/demand imbalance for energy commodities. Higher demand allowed oil field service companies, such as National Oilwell Varco, Todco, and BJ Services, to raise prices as capacity for their equipment and crews tightens. We think that an energy price correction is long overdue. We have exited the Exploration & Production and Integrated Oil & Gas subsectors, but remain in the Oil Equipment & Services subsector because its earnings continue to accelerate.

Health Care and Financials sectors produced mixed results

Although holdings in the Health Care and Financials sectors outperformed the corresponding sectors of the S&P 500 Index by more than 1.5 percentage points, positions within these sectors varied. Pharmacy benefit manager (PBM) Medco Health Solutions and managed care provider Cigna were among the strongest contributors to performance.

4	Visit our website at www.jennisondryden.com

PBMs are an effective way for companies and government agencies to control drug costs. Medco Health Solutions performed well as the company signed more new business than expected. Medco Health Solutions will be one of the PBMs administering the Medicare drug program scheduled to go into effect in 2006. We have been taking profits on the position as its valuation rose. Cigna has continued to execute its restructuring and has benefited from enrollment stabilization. On the negative side, a position in generic drug manufacturer Andrx Group fell. We trimmed the position because of Andrx’s lack of new products, its manufacturing issues, and the resignations of its CFO and general counsel. We have not exited Andrx entirely because its share price has fallen to a level that is very attractive even after its problems have been taken into account. However, potential acquirers may be hesitant to step up until it resolves its manufacturing issues. We are monitoring the situation closely.

In Financials, we limited the Fund’s exposure to banks over the past 12 months because their interest margins tend to contract when short-term rates rise and long-term rates stagnate or fall. UnumProvident, a leading provider of disability and specialty risk insurance, and Charles Schwab were among the largest contributors to the Fund’s return. UnumProvident continued its turnaround in disability insurance by focusing on the strong middle market and repricing its national account business, weeding out unprofitable accounts. Charles Schwab is shifting away from focusing on trading commissions to generating more revenue from advisory fees and relationships with registered investment advisers. The latter two businesses, combined with staff reduction, lowered expenses and helped the company’s performance. These gains were partially offset by declining positions in JPMorgan Chase, Fifth Third Bancorp, and American International Group (see Comments on Largest Holdings).

Materials holdings hurt returns

The Fund’s performance relative to its benchmark was hurt by its overweight in the weak Materials sector and by individual stock disappointments. The sector was hurt by investor fears that weakening demand in China would reduce metals’ prices while the higher costs of raw materials and energy would lower margins. This, in addition to a slower economy, affected the Fund’s position in aluminum giant Alcoa. However, we believe Alcoa is doing better than average at passing through higher energy costs to customers. Its shares are selling at a discount to its net asset value. Harmony Gold Mining also detracted from performance as the strengthening rand hurt margins. This was partially offset by closing marginal mine shafts and reducing a bloated headcount. The rand has since stabilized, improving Harmony’s profit outlook. Although we continue to believe that business cycles in this sector will take place within a rising long-term trend, we have taken some profits and reduced the Fund’s exposure by almost 50%. We would view a significant correction as a buying

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	5

Investment Adviser’s Report (continued)

opportunity. We also remain vigilant for anything that could reduce Chinese demand since it could have far-reaching effects on the global economy.

Looking ahead

We continue to focus on finding new ideas that we believe have been overlooked by the market and that possess company-specific catalysts that can realize their inherent value. Many of the names that have hit our “radar screen” are generating tremendous free cash flow, which can be used to drive shareholder value via debt paydown, stock buybacks, or increased dividends. Companies in various industries, such as media, specialty chemicals, industrials, and business services, fall into this category. We have also witnessed inventory builds in certain basic materials and energy segments, resulting from a slower economy in the first half of 2005. Those inventories have been reduced, and we are consequently selectively adding in the Materials sector. We are also continuing to take measured profits as the energy rally matures. However, we remain vigilant as to whether this is a mid-cycle pause or a more substantial global slowing. We view the overall market as somewhat cheap and, more important, as a stock picker’s market. As always, our stringent risk/reward criteria will guide our buy/sell discipline.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

6	Visit our website at www.jennisondryden.com

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 9/30/05.

2.8%	Kroger Co./Food & Staples Retailing

Kroger, the largest pure grocery chain in the United States, is in the midst of a long-term process of improvement. New controls are being put in place, and compensation structures are being changed to drive profitable sales growth without adding pressure on margins. Kroger has already solved the two biggest challenges facing it: market share losses to Wal-Mart, its major competitor, and high labor costs. We like Kroger’s valuation and free cash flow characteristics.

2.4%	Viacom Inc.-Class B/Media

Viacom, a long-term holding, has been hurt by revenue trends in the media industry generally falling short of analysts’ expectations. Expenses are rising faster than expected as media companies are investing in improving their content. We are optimistic that pricing will improve as the supply of radio ads is reduced later this year. Furthermore, we believe the value of Viacom’s shares may increase when the company splits, separating MTV Networks and CBS. This may accelerate growth at each company, resolve management issues, and improve cost controls.

2.4%	American International Group (AIG)/Insurance

AIG weathered the investigation by N.Y. State Attorney General Spitzer into its pricing practices and alleged collusion with insurance broker Marsh & McLennan, and regained some ground after its board of directors forced CEO Hank Greenberg out of the organization due to another issue. Despite these negative headlines, we remained positive on the company and found AIG attractively valued. We believe AIG is poised to produce continued revenue and earnings growth, especially from its international insurance business (particularly in Asia).

2.3%	MedImmune Inc./Biotechnology

MedImmune’s principal activity is to discover, develop, manufacture, and market products for treatment and prevention of infectious diseases, immune system disorders, and cancer. Recently MedImmune struck a positive deal with strategic partner Abbott Labs, which reduced the risk of MedImmune’s drug pipeline. We believe the company’s robust drug pipeline should enable it to grow earnings.

2.3%	Microsoft Corp./Software

Microsoft, whose principal activity is to develop, manufacture, license, and support a wide range of software products, has been a long-term holding in the Fund. We continue to believe that management’s focus on shareholder value will result in further “one-time” dividends, like the one paid last fall, and/or share repurchases as the free cash flow continues to build.

Holdings are subject to change.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	7

Jennison Associates

A specialist in actively managed equity portfolios, Jennison Associates has proven expertise in growth, value, and blend styles across market capitalizations in the United States and abroad.

Jennison Associates has earned a reputation for excellence by fulfilling client needs for more than 35 years. Its approach combines internal fundamental research, a disciplined investment process, and the experience and judgment of its portfolio managers and analysts.

Jennison’s investment teams focus on specific product areas, with analysts organized by industry and sector. All of its investment professionals meet every morning to share information and insights, which ensures that Jennison’s clients benefit from the deep resources and experience of the entire organization.

A disciplined approach to investing has driven Jennison’s long-term record of success, leading to a loyal customer base that ranges from individual investors to many of today’s largest corporations and institutions.

8	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2005, at the beginning of the period, and held through the six-month period ended September 30, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	9

Fees and Expenses (continued)

of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,068.69	1.16%	$6.02
	Hypothetical	$1,000.00	$1,019.25	1.16%	$5.87

Class B	Actual	$1,000.00	$1,061.12	1.91%	$9.87
	Hypothetical	$1,000.00	$1,015.49	1.91%	$9.65

Class C	Actual	$1,000.00	$1,061.72	1.91%	$9.87
	Hypothetical	$1,000.00	$1,015.49	1.91%	$9.65

Class R	Actual	$1,000.00	$1,064.58	1.41%	$7.30
	Hypothetical	$1,000.00	$1,018.00	1.41%	$7.13

Class Z	Actual	$1,000.00	$1,066.68	0.91%	$4.71
	Hypothetical	$1,000.00	$1,020.51	0.91%	$4.61

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2005, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2005 (to reflect the six-month period).

10	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of September 30, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.4%
COMMON STOCKS

Aerospace & Defense 1.3%
289,100	Empresa Brasileira de Aeronautica S.A. (ADR) (Brazil)(b)	$11,159,260

Biotechnology 3.0%
442,500	Human Genome Sciences, Inc.(a)(b)	6,013,575
573,700	MedImmune, Inc.(a)(b)	19,305,005

		25,318,580

Capital Markets 6.2%
222,600	Bank of New York Co., Inc. (The)	6,546,666
1,117,000	Charles Schwab Corp. (The)	16,118,310
530,600	Lazard Ltd. Class A(b)	13,424,180
419,900	Nuveen Investments, Inc., Class A	16,539,861

		52,629,017

Chemicals 4.6%
378,300	E.I. du Pont de Nemours & Co.	14,818,011
242,900	Huntsman Corp.(a)(b)	4,748,695
151,500	Lyondell Chemical Co.(b)	4,335,930
511,200	Nalco Holding Co.(a)	8,623,944
340,700	Rockwood Holdings, Inc.(a)	6,490,335

		39,016,915

Commercial Banks 1.5%
431,755	Royal Bank of Scotland Group PLC (United Kingdom)	12,252,960

Commercial Services & Supplies 2.9%
116,800	Hewitt Associates, Inc., Class A(a)(b)	3,186,304
411,800	Manpower, Inc.	18,279,802
173,600	Navigant Consulting, Inc.(a)	3,326,176

		24,792,282

Communications Equipment 2.2%
1,085,900	Nokia Corp. (ADR) (Finland)	18,362,569

Consumer Finance 0.9%
192,800	Alliance Data Systems Corp.(a)(b)	7,548,120

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	11

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Diversified Consumer Services 1.6%
269,100	DeVry, Inc.(a)(b)	$5,126,355
264,800	Education Management Corp.(a)	8,537,152

		13,663,507

Diversified Financial Services 1.0%
254,372	J.P. Morgan Chase & Co.	8,630,842

Diversified Telecommunication Services 2.7%
1,003,500	Citizens Communications Co.	13,597,425
748,400	IDT Corp., Class B(a)(b)	9,122,996

		22,720,421

Electronic Equipment & Instruments 1.1%
287,400	Agilent Technologies, Inc.(a)	9,412,350

Energy Equipment & Services 5.5%
240,400	B.J. Services Co.	8,651,996
93,600	Cooper Cameron Corp.(a)(b)	6,919,848
252,200	Rowan Cos., Inc.(b)	8,950,578
141,000	Schlumberger Ltd.	11,897,580
141,500	Weatherford International Ltd.(a)	9,715,390

		46,135,392

Food & Staples Retailing 4.0%
1,127,200	Kroger Co. (The)(a)	23,209,047
324,000	Performance Food Group Co.(a)(b)	10,225,440

		33,434,487

Health Care Providers & Services 4.5%
62,200	Cigna Corp.	7,330,892
246,700	Community Health Systems, Inc.(a)	9,574,427
249,100	Medco Health Solutions, Inc.(a)	13,658,153
675,100	Tenet Healthcare Corp.(a)(b)	7,581,373

		38,144,845

Hotels, Restaurants & Leisure 2.1%
388,400	GTECH Holdings Corp.	12,452,104
304,100	Pinnacle Entertainment, Inc.(a)	5,574,153

		18,026,257

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Household Products 0.7%
101,200	Kimberly-Clark Corp.(b)	$6,024,436

Insurance 7.5%
325,300	American International Group, Inc.	20,155,588
459,500	Axis Capital Holdings Ltd.	13,100,345
1,162,900	Benfield Group Ltd.(United Kingdom)	6,389,222
401,000	Montpelier Re Holdings Ltd.	9,964,850
655,800	UnumProvident Corp.(b)	13,443,900

		63,053,905

Internet & Catalog Retail 2.5%
383,200	Expedia Inc.(a)(b)	7,591,192
544,800	IAC/InteractiveCorp(a)(b)	13,810,680

		21,401,872

Machinery 3.7%
136,100	Deere & Co.	8,329,320
400,800	Dover Corp.	16,348,632
207,100	Navistar International Corp.(a)(b)	6,716,253

		31,394,205

Media 10.0%
560,400	Discovery Holding Co. Class A(a)(b)	8,092,176
3,445,700	Gemstar-TV Guide International, Inc.(a)(b)	10,199,272
1,091,300	Pearson PLC (United Kingdom)	12,684,611
762,900	Radio One, Inc., Class D(a)(b)	10,032,135
421,700	Verenigde Nederlandse Uitgeversbedrijven NV (Netherlands)	13,253,356
612,186	Viacom, Inc., Class B	20,208,260
485,400	Westwood One, Inc.(b)	9,654,606

		84,124,416

Metals & Mining 1.9%
303,500	Alcoa, Inc.(b)	7,411,470
815,400	Harmony Gold Mining Co., Ltd., (ADR) (South Africa)(a)(b)	8,920,476

		16,331,946

Multi-Utilities 2.2%
1,416,700	Aquila, Inc.(a)	5,610,132
281,900	Sempra Energy	13,266,214

		18,876,346

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	13

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Paper & Forest Products 2.0%
597,700	MeadWestvaco Corp.(b)	$16,508,474

Pharmaceuticals 8.4%
32,400	Abbott Laboratories	1,373,760
586,200	Andrx Corp.(a)	9,045,066
213,500	Eli Lilly & Co.	11,426,520
285,700	Merck & Co., Inc.	7,773,897
588,000	Pfizer, Inc.	14,682,360
130,800	Sanofi-Aventis (France)	10,807,644
416,000	Watson Pharmaceuticals, Inc.(a)(b)	15,229,760

		70,339,007

Road & Rail 1.7%
302,100	CSX Corp.	14,041,608

Semiconductors & Semiconductor Equipment 1.4%
502,700	MEMC Electronic Materials, Inc.(a)(b)	11,456,533

Software 8.0%
1,092,300	BEA Systems, Inc.(a)	9,808,854
215,500	Business Objects S.A., (ADR) (France)(a)(b)	7,490,780
308,700	Computer Associates International, Inc.	8,584,947
495,000	Manhattan Associates, Inc.(a)(b)	11,484,000
749,900	Microsoft Corp.	19,294,927
1,282,400	TIBCO Software, Inc.(a)	10,720,864

		67,384,372

Specialty Retail 0.3%
490,600	Blockbuster, Inc., Class A(b)	2,330,350

	Total long-term investments (cost $736,014,954)	804,515,274

SHORT-TERM INVESTMENTS 25.1%

Money Market Mutual Fund 24.8%
	Dryden Core Investment Fund - Taxable Money Market Series(c)(e)
209,234,295	(cost $209,234,295)	209,234,295

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Principal Amount (000)	Description	Value (Note 1)

U.S. Government Security 0.3%
$2,605	United States Treasury Bill, 3.14%, 12/22/05(d) (cost $2,586,369)	$2,585,377

	Total short-term investments (cost $211,820,664)	211,819,672

	Total Investments 120.5% (cost $947,835,618; Note 5)	1,016,334,946
	Liabilities in excess of other assets (20.5%)	(172,544,154)

	Net Assets 100%	$843,790,792

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of security on loan. The aggregate market value of such securities is $164,906,663; cash collateral of $170,138,826 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Prudential Investments LLC, the manager of the Fund also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	15

Portfolio of Investments

as of September 30, 2005 Cont’d.

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2005 were as follows:

Money Market Mutual Fund (including 20.2% of collateral received for securities on loan)	24.8%
Media	10.0
Pharmaceuticals	8.4
Software	8.0
Insurance	7.5
Capital Markets	6.2
Energy Equipment & Services	5.5
Chemicals	4.6
Health Care Providers & Services	4.5
Food & Staples Retailing	4.0
Machinery	3.7
Biotechnology	3.0
Commercial Services & Supplies	2.9
Diversified Telecommunication Services	2.7
Internet & Catalog Retail	2.5
Communications Equipment	2.2
Multi-Utilities	2.2
Hotels, Restaurants & Leisure	2.1
Paper & Forest Products	2.0
Metals & Mining	1.9
Road & Rail	1.7
Diversified Consumer Services	1.6
Commercial Banks	1.5
Semiconductors & Semiconductor Equipment	1.4
Aerospace & Defense	1.3
Electronic Equipment & Instruments	1.1
Diversified Financial Services	1.0
Consumer Finance	0.9
Household Products	0.7
Specialty Retail	0.3
U.S. Government Security	0.3

120.5
Liabilities in excess of other assets	(20.5)

100.0%

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Financial Statements

SEPTEMBER 30, 2005	ANNUAL REPORT

Jennison Equity Opportunity Fund

Statement of Assets and Liabilities

as of September 30, 2005

Assets
Investments at value, including securities on loan of $164,906,663
Unaffiliated Investments (cost $738,601,323)	$807,100,651
Affiliated Investments (cost $209,234,295)	209,234,295
Foreign currency, at value (cost $192,492)	191,698
Receivable for investments sold	7,180,843
Dividends and interest receivable	867,822
Receivable for Series shares sold	246,418
Prepaid expenses	5,093

Total assets	1,024,826,820

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	170,138,826
Payable for investments purchased	8,422,912
Payable for Series shares reacquired	655,945
Accrued expenses	463,567
Transfer agent fee payable	446,758
Management fee payable	404,827
Distribution fee payable	266,073
Payable to custodian	234,164
Deferred directors’ fees	2,956

Total liabilities	181,036,028

Net Assets	$843,790,792

Net assets were comprised of:
Common stock, at par	$46,133
Paid-in capital in excess of par	657,588,111

657,634,244
Undistributed net investment income	3,095,728
Accumulated net realized gain on investment and foreign currency transactions	114,564,369
Net unrealized appreciation on investments and foreign currencies	68,496,451

Net assets, September 30, 2005	$843,790,792

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($326,511,955 ÷ 17,675,662 shares of common stock issued and outstanding)	$18.47
Maximum sales charge (5.50% of offering price)	1.08

Maximum offering price to public	$19.55

Class B
Net asset value, offering price and redemption price per share ($180,495,683 ÷ 10,276,474 shares of common stock issued and outstanding)	$17.56

Class C
Net asset value, offering price and redemption price per share ($59,408,592 ÷ 3,382,525 shares of common stock issued and outstanding)	$17.56

Class R
Net asset value, offering price and redemption price per share ($2,638 ÷ 149 shares of common stock issued and outstanding)	$17.70

Class Z
Net asset value, offering price and redemption price per share ($277,371,924 ÷ 14,798,304 shares of common stock issued and outstanding)	$18.74

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	19

Statement of Operations

Year Ended September 30, 2005

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $176,849)	$14,896,506
Affiliated dividend income	1,283,312
Affiliated income from securities loaned, net	395,652
Unaffiliated interest	104,177

Total income	16,679,647

Expenses
Management fee	5,346,502
Distribution fee—Class A	842,201
Distribution fee—Class B	2,023,709
Distribution fee—Class C	635,587
Distribution fee—Class R	10
Transfer agent’s fee and expenses (including affiliated expense of $1,662,905)	2,119,000
Custodian’s fees and expenses	160,000
Reports to shareholders	100,000
Registration fees	95,000
Legal fees and expenses	37,000
Insurance	31,000
Dividends on securities sold short	30,000
Directors’ fees	26,000
Audit fee	17,000
Miscellaneous	11,918

Total expenses	11,474,927

Net investment income	5,204,720

Realized And Unrealized Gain (Loss) On Investment And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	123,706,359
Foreign currency transactions	24,161
Short sales	(200,093)

123,530,427

Net change in unrealized appreciation (depreciation) on:
Investments	(9,581,588)
Foreign currencies	(2,877)

(9,584,465)

Net gain on investment and foreign currencies	113,945,962

Net Increase In Net Assets Resulting From Operations	$119,150,682

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$5,204,720	$(422,444)
Net realized gain on investment and foreign currency transactions	123,530,427	115,226,040
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(9,584,465)	21,832,042

Net increase in net assets resulting from operations	119,150,682	136,635,638

Dividends from net investment income (Note 1)
Class A	(640,443)	—
Class B	—	—
Class C	—	—
Class R	—	—
Class Z	(1,463,623)	—

	(2,104,066)	—

Distributions from net realized gains (Note 1)
Class A	(7,429,109)	—
Class B	(4,847,431)	—
Class C	(1,477,210)	—
Class R	—	—
Class Z	(7,386,849)	—

	(21,140,599)	—

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	165,985,562	278,783,092
Net asset value of shares issued in reinvestment of dividends	22,350,003	—
Cost of shares reacquired	(404,867,626)	(278,406,316)

Net increase (decrease) in net assets from Series share transactions	(216,532,061)	376,776

Total increase (decrease)	(120,626,044)	137,012,414

Net Assets
Beginning of year	964,416,836	827,404,422

End of year(a)	$843,790,792	$964,416,836

(a) Includes undistributed net investment income of:	$3,095,728	$—

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	21

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Equity Opportunity Fund (the “Series”), Jennison Growth Fund, Dryden Active Allocation Fund, (formerly Dryden Active Balanced Fund), JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund. These financial statements relate to Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor; to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Any security for which a reliable market quotation is unavailable is valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the

22	Visit our website at www.jennisondryden.com

markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2005, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	23

Notes to Financial Statements

Cont’d

period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Series policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Short Sales: The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Series may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open on record date are recorded on the ex-date as an expense. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its

24	Visit our website at www.jennisondryden.com

securities in the form of interest or dividends on the collateral received for the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis. Net investment income or (loss) (other than distribution fees which are charged directly to the respective class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate tax paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”), the subadvisory agreement

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	25

Notes to Financial Statements

Cont’d

provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series up to $300 million and .575 of 1% of the average daily net assets of the Series over $300 million. The effective management fee rate was .583 of 1% of the Series average daily net assets for the year ended September 30, 2005.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .50 of 1% of the Class A and R shares, respectively.

PIMS has advised the Series that it received approximately $201,200 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2005. From these fees PIMS paid such sales charges to affiliated brokers/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2005 it received approximately $421,200 and $6,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

26	Visit our website at www.jennisondryden.com

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period October 1, 2004 through October 29, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement was $500 million. The Funds paid a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement was October 28, 2005. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 27, 2006. The Series did not borrow any amounts pursuant to the SCA during the year end September 30, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

The Series invests in the Taxable Money Market Series (the “portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Prudential Investment Management, Inc., (“PIM”), an indirect wholly owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2005, PIM has been compensated approximately $193,000 for these services.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $282,000 in total networking fees during the year ended September 30, 2005. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	27

Notes to Financial Statements

Cont’d

For the year ended September 30, 2005, Wachovia Securities, LLC, an affiliate of PI, earned approximately $5,000 and Prudential Equity Group, LLC, a wholly owned subsidiary of Prudential, earned approximately $49,000, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2005 were $789,917,883 and $992,993,403 respectively.

As of September 30, 2005, the Series had securities on loan with an aggregate market value of $164,906,663. The Series received $170,138,826 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized gains on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments. For the year ended September 30, 2005, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investments and foreign currency transactions by $24,161 primarily due to the treatment of foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis	Total Net Unrealized Appreciation
$949,897,870	$90,077,406	$23,640,330	$66,437,076	$(2,877)	$66,434,199

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

For the fiscal year ended September 30, 2005, the tax character of distributions paid as reflected in the Statement of Changes of net assets were $3,452,112 from ordinary

28	Visit our website at www.jennisondryden.com

income and $19,792,553 from long-term capital gains. There were no dividends or distributions paid for the fiscal year ended September 30, 2004.

As of September 30, 2005, the Fund had undistributed net investment income on a tax basis of $56,084,353 and long-term capital gains of $63,640,952.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.5%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 200 million authorized shares. As of September 30, 2005 Prudential owned 149 Class R shares of the Series.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	29

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2005:
Shares sold	4,108,177	$71,382,443
Shares issued in reinvestment of dividends	440,194	7,544,923
Shares reacquired	(8,789,869)	(153,356,495)

Net increase (decrease) in shares outstanding before conversion	(4,241,498)	(74,429,129)
Shares issued upon conversion from Class B	1,537,272	27,205,176

Net increase (decrease) in shares outstanding	(2,704,226)	$(47,223,953)

Year ended September 30, 2004:
Shares sold	5,293,649	$86,148,464
Shares reacquired	(5,796,143)	(93,681,321)

Net increase (decrease) in shares outstanding before conversion	(502,494)	(7,532,857)
Shares issued upon conversion from Class B	2,507,099	40,542,495

Net increase (decrease) in shares outstanding	2,004,605	$33,009,638

Class B
Year ended September 30, 2005:
Shares sold	702,740	$11,611,254
Shares issued in reinvestment of dividends	279,826	4,586,347
Shares reacquired	(2,542,350)	(42,288,527)

Net increase (decrease) in shares outstanding before conversion	(1,559,784)	(26,090,926)
Shares reacquired upon conversion into Class A	(1,613,037)	(27,205,176)

Net increase (decrease) in shares outstanding	(3,172,821)	$(53,296,102)

Year ended September 30, 2004:
Shares sold	1,605,144	$25,034,252
Shares reacquired	(2,648,625)	(41,086,845)

Net increase (decrease) in shares outstanding before conversion	(1,043,481)	(16,052,593)
Shares reacquired upon conversion into Class A	(2,608,890)	(40,542,495)

Net increase (decrease) in shares outstanding	(3,652,371)	$(56,595,088)

Class C
Year ended September 30, 2005:
Shares sold	282,336	$4,678,785
Shares issued in reinvestment of dividends	85,347	1,398,834
Shares reacquired	(1,160,978)	(19,338,342)

Net increase (decrease) in shares outstanding	(793,295)	$(13,260,723)

Year ended September 30, 2004:
Shares sold	516,520	$8,019,214
Shares reacquired	(1,205,344)	(18,674,152)

Net increase (decrease) in shares outstanding	(688,824)	$(10,654,938)

30	Visit our website at www.jennisondryden.com

Class R	Shares	Amount
Period ended September 30, 2005*:
Shares sold	149	$2,500
Shares issued in reinvestment of dividends	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	149	$2,500

*Commenced operations on December 17, 2004.
Class Z
Year ended September 30, 2005:
Shares sold	4,451,463	$78,310,580
Shares issued in reinvestment of dividends	508,352	8,819,899
Shares reacquired	(10,733,093)	(189,884,262)

Net increase (decrease) in shares outstanding	(5,773,278)	$(102,753,783)

Year ended September 30, 2004:
Shares sold	9,752,481	$159,581,162
Shares reacquired	(7,610,755)	(124,963,998)

Net increase (decrease) in shares outstanding	2,141,726	$34,617,164

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	31

Financial Highlights

Class A
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.60

Income (loss) from investment operations
Net investment income	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.14

Total from investment operations	2.27

Less Dividends and Distributions
Dividends from net investment income	(.03)
Distributions from net realized gains	(.37)

Total dividends and distributions	(.40)

Net asset value, end of year	$18.47

Total Return(b):	13.91%
Ratios/Supplemental Data:
Net assets, end of year (000)	$326,512
Average net assets (000)	$336,880
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.12%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment income	.68%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	93%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,
2004	2003	2002(a)	2001(a)

$14.22	$11.48	$14.03	$14.82

.02	.01	.02	.07
2.36	2.73	(1.92)	.96

2.38	2.74	(1.90)	1.03

—	—	—	(.05)
—	—	(.65)	(1.77)

—	—	(.65)	(1.82)

$16.60	$14.22	$11.48	$14.03

16.74%	23.87%	(14.59)%	7.61%

$338,249	$261,252	$205,215	$169,393
$318,726	$232,395	$227,305	$123,058

1.07%	1.15%	1.09%	1.13%
.82%	.90%	.84%	.88%
.11%	.07%	.11%	.44%

102%	115%	94%	144%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	33

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.88

Income (loss) from investment operations
Net investment loss	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.06

Total from investment operations	2.05

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized gains	(.37)

Total dividends and distributions	(.37)

Net asset value, end of year	$17.56

Total Return(b):	13.12%
Ratios/Supplemental Data:
Net assets, end of year (000)	$180,496
Average net assets (000)	$202,371
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.87%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment loss	(.05)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,
2004	2003	2002(a)	2001(a)

$13.71	$11.15	$13.74	$14.61

(.11)	(.09)	(.09)	(.04)
2.28	2.65	(1.85)	.94

2.17	2.56	(1.94)	.90

—	—	—	—
—	—	(.65)	(1.77)

—	—	(.65)	(1.77)

$15.88	$13.71	$11.15	$13.74

15.83%	22.96%	(15.21)%	6.76%

$213,606	$234,421	$220,609	$212,264
$235,162	$225,579	$272,070	$165,575

1.82%	1.90%	1.84%	1.88%
.82%	.90%	.84%	.88%
(.63)%	(.68)%	(.63)%	(.29)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	35

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.88

Income (loss) from investment operations
Net investment loss	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.06

Total from investment operations	2.05

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized gains	(.37)

Total dividends and distributions	(.37)

Net asset value, end of year	$17.56

Total Return(b):	13.12%
Ratios/Supplemental Data:
Net assets, end of year (000)	$59,409
Average net assets (000)	$63,559
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.87%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment loss	(.06)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2004	2003	2002(a)	2001(a)

$13.71	$11.15	$13.74	$14.61

(.11)	(.09)	(.09)	(.05)
2.28	2.65	(1.85)	.95

2.17	2.56	(1.94)	.90

—	—	—	—
—	—	(.65)	(1.77)

—	—	(.65)	(1.77)

$15.88	$13.71	$11.15	$13.74

15.83%	22.96%	(15.21)%	6.76%

$66,322	$66,683	$65,417	$58,424
$70,174	$65,790	$78,162	$32,629

1.82%	1.90%	1.84%	1.88%
.82%	.90%	.84%	.88%
(.64)%	(.68)%	(.63)%	(.36)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	37

Financial Highlights

Cont’d

Class R
December 17, 2004(a) Through September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.73

Income (loss) from investment operations
Net investment income	.04
Net realized and unrealized gain on investment and foreign currency transactions	.93

Total from investment operations	.97

Less Dividends and Distributions
Dividends from net investment income	—
Distributions from net realized capital gains	—

Total dividends and distributions	—

Net asset value, end of period	$17.70

Total Return(b):	5.80%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3
Average net assets (000)	$3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)(d)	1.37%
Expenses, excluding distribution and service (12b-1) fees(d)	.87%
Net investment income(d)	.27%

(a)	Commencement of operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c)	During the period, the distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(d)	Annualized.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.83

Income (loss) from investment operations
Net investment income	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.17

Total from investment operations	2.35

Less Dividends and Distributions
Dividends from net investment income	(.07)
Distributions from net realized gains	(.37)

Total dividends and distributions	(.44)

Net asset value, end of year	$18.74

Total Return(b):	14.23%
Ratios/Supplemental Data:
Net assets, end of year (000)	$277,372
Average net assets (000)	$313,971
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.87%
Expenses, excluding distribution and service (12b-1) fees	.87%
Net investment income	.96%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2004	2003	2002(a)	2001(a)

$14.38	$11.59	$14.12	$14.92

.06	.04	.05	.10
2.39	2.75	(1.93)	.97

2.45	2.79	(1.88)	1.07

—	—	—	(.10)
—	—	(.65)	(1.77)

—	—	(.65)	(1.87)

$16.83	$14.38	$11.59	$14.12

17.04%	24.07%	(14.34)%	7.85%

$346,241	$265,048	$208,615	$137,620
$323,831	$232,369	$228,798	$87,301

.82%	.90%	.84%	.88%
.82%	.90%	.84%	.88%
.36%	.33%	.37%	.66%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.—Jennison Equity Opportunity Fund.

We have audited the accompanying statement of assets and liabilities of The Prudential Investment Portfolios, Inc.—Jennison Equity Opportunity Fund (one of the portfolios constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004, were audited by another independent registered public accounting firm, whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2005

42	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal status of dividends paid by the Fund during its fiscal year ended September 30, 2005.

During the fiscal year ended September 30, 2005, the Fund paid dividends taxable as ordinary income of $0.0315 for Class A shares, $0.0000 for Class B and C shares respectively, and $0.0724 for Class Z shares. The Fund also paid short-term and long-term capital gains of $0.0233 and $0.3421, respectively per share to Class A, B, C, and Z shares. There were no ordinary income, short-term capital gains or long-term capital gains paid for Class R shares during the fiscal year ended September 30, 2005.

Further, we wish to advise you that 25.6% of ordinary income dividends paid during the fiscal year ended September 30, 2005 qualified for the corporate dividends received deduction available to corporate taxpayers.

For the fiscal year ended September 30, 2005, the Fund designated 100.0% as qualified dividend income for the reduced tax rate under the jobs and Growth Tax Relief Reconciliation Act of 2003.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	43

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1996(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1995(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

44	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Director since 1995(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (66), Director since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of PI; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 160 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	45

Management of the Fund

(Unaudited) Cont’d.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (41), Acting Treasurer since 2005(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Deborah A. Docs (47), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporates Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC; Vice President and Bank Secrecy Act Officer (since July 2002) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of PI.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

46	Visit our website at www.jennisondryden.com

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	47

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Jennison Equity Opportunity Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including a majority of the Independent Trustees, met on May 24, 2005 and June 23, 2005 and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meeting, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered performance and expense comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. Peer Universes and Peer Groups are mutual funds grouped according to investment style. If the quartile refers to performance, then a fund in the first quartile is among the best performers. If the quartile refers to expenses, then a fund in the first quartile has among the lowest expenses.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison Associates LLC (“Jennison”), which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund accounting, recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Equity Opportunity Fund

The Board received and considered information about the Fund’s historical performance for periods ending December 31, 2004, noting that the Fund had achieved performance that was in the fourth quartile over one-year and three-year

Visit our website at www.jennisondryden.com

periods and performance that was in the first quartile over a five-year period in relation to the group of comparable funds in a Peer Universe. Although the Fund’s performance in comparison to other mutual funds included in the Peer Universe was disappointing over one-year and three-year periods, the Board noted that the Peer Universe included mutual funds that followed a deep or traditional value orientation which had experienced strong performance, while the Fund did not follow a similar deep or traditional value style. The Board noted that the Fund had experienced positive yearly returns since the Fund’s inception in 1980 in every year except two years.

The Board determined that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.583% ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/05
	One Year	Five Years	Since Inception
Class A	7.65%	7.41%	11.97%
Class B	8.12	7.68	11.85
Class C	12.12	7.82	11.85
Class R	N/A	N/A	N/A
Class Z	14.23	8.90	12.98

Average Annual Total Returns (Without Sales Charges) as of 9/30/05
	One Year	Five Years	Since Inception
Class A	13.91%	8.63%	12.69%
Class B	13.12	7.82	11.85
Class C	13.12	7.82	11.85
Class R	N/A	N/A	N/A
Class Z	14.23	8.90	12.98

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 11/7/96; and Class R, 12/17/04.

The graph compares a $10,000 investment in the Jennison Equity Opportunity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (November 7, 1996) and the account values at the end of the current fiscal year (September 30, 2005) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Acting Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Equity Opportunity Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Equity Opportunity Fund
Share Class	A	B	C	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	JEOPR	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800

MF172E    IFS-A111557    Ed. 11/2005

Dryden Active Allocation Fund

SEPTEMBER 30, 2005	ANNUAL REPORT

FUND TYPE

Balanced/allocation

OBJECTIVE

Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

November 14, 2005

Dear Shareholder:

We hope you find the annual report for the Dryden Active Allocation Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Active Allocation Fund (the Fund) is income and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	10.41%	15.31%	N/A	78.80%
Class B	9.50	11.23	N/A	67.68
Class C	9.50	11.23	N/A	67.68
Class R	N/A	N/A	N/A	3.40
Class Z	10.63	17.03	105.90%	170.56
S&P 500 Index[3]	12.25	–7.22	147.51	***
Lehman Brothers U.S. Aggregate Bond Index[4]	2.80	37.80	88.52	****
Customized Blend Index[5]	8.25	11.22	126.32	*****
Lipper Balanced Funds Avg.[6]	9.78	11.59	106.96	******

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	4.34%	1.73%	N/A	6.07%
Class B	4.50	1.97	N/A	5.98
Class C	8.50	2.15	N/A	5.98
Class R	N/A	N/A	N/A	N/A
Class Z	10.63	3.19	7.49%	8.13
S&P 500 Index[3]	12.25	–1.49	9.49	***
Lehman Brothers U.S. Aggregate Bond Index[4]	2.80	6.62	6.55	****
Customized Blend Index[5]	8.25	2.15	8.51	*****
Lipper Balanced Funds Avg.[6]	9.78	2.05	7.41	******

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class R and Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, B, and C, 11/7/96; Class R, 12/17/04; and Class Z, 1/4/93.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed.

5The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Lehman Brothers U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%).

6The Lipper Balanced Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Balanced Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Closest Month-End to Inception cumulative total returns are 100.19% for Class A, B, and C; 2.77% for Class R; and 258.03% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns are 8.10% for Class A, B, and C; and 10.52% for Class Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

****Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 75.82% for Class A, B, and C; 1.82% for Class R; and 128.25% for Class Z. Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns are 6.53% for Class A, B, and C; and 6.69% for Class Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

*****Customized Blend Index Closest Month-End to Inception cumulative total returns are 94.35% for Class A, B, and C; 2.45% for Class R; and 203.43% for Class Z. Customized Blend Index Closest Month-End to Inception average annual total returns are 7.74% for Class A, B, and C; and 9.10% for Class Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

******Lipper Average Closest Month-End to Inception cumulative total returns are 79.87% for Class A, B, and C; 3.10% for Class R; and 177.32% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 6.66% for Class A, B, and C; and 8.18% for Class Z. No average annual total returns since inception are shown for Class R shares because this share class has been in existence for less than 12 months.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	3

Your Fund’s Performance (continued)

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/05
Exxon Mobil Corp., Oil & Gas Exploration & Production	2.1%
General Electric Co., Industrial Conglomerates	1.5
Intel Corp., Semiconductors & Semiconductor Equipment	1.3
Citigroup, Inc., Financial Services	1.2
Johnson & Johnson Co.(g), Medical Products & Services	1.2

Holdings are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/05
Oil & Gas Exploration & Production	6.4%
Financial Services	4.8
Banking	3.3
Retail	3.1
Pharmaceuticals	3.1

Industry weightings are subject to change.

4	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Quantitative Management Associates LLC

Active asset allocation

Asset class exposure can have a greater impact on returns over the long term than the selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies’ earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We monitor our allocation daily and try to increase the proportion of the type of security that we believe to be the best value at any given time. We implement most of these allocation changes with stock and bond futures contracts because trading these futures contracts is generally quicker and less expensive than trading the underlying securities. Our neutral position is 57.5% stocks, 40.0% bonds, and 2.5% cash.

Over the 12 months ended September 30, 2005, the S&P 500 Index gained 12.25%, while the Lehman Brothers U.S. Aggregate Bond Index rose 2.80%. The Fund’s significant overweight in stocks—an allocation above its neutral position of 57.5%—and the good performance of both the stock and bond portfolios resulted in a return for its Class A shares that was above the Lipper Balanced Funds Average.

Our quantitative stock strategy

We strive to beat the performance of the S&P 500 Index while maintaining a similar risk profile—that is to say, we normally hold industry, sector, and market capitalization (the amount we invest in firms of various sizes) profiles fairly close to those of the S&P 500 Index. Within these limits, we slightly favor stocks that our models rank as inexpensive for their growth potential and underweight those that appear to be overpriced. We identify these stocks by applying quantitative models to over 3,000 stocks daily and calculating an expected return for the coming three months. This information is used to formulate trades that result in a portfolio with similar characteristics to the S&P 500 Index, but with the potential to achieve a greater return. The trades are only executed when their predicted added value outweighs the predicted trading costs. The return of the Fund’s stock portfolio will deviate from that of the S&P 500 Index, but we believe our risk controls reduce vulnerability to any single market influence.

The stock portfolio had strong performance for the period due to good stock selection, as opposed to favoring particular industries, sectors, or size categories. This is what we would expect, given our approach. The most significant contributors to relative performance included overweighted positions in Diamond Offshore Drilling (+87%), ConocoPhillips (+73%), TXU (+143%), and Express Scripts (+90%). In addition, underweighted positions in Fannie Mae (–28%), Wal-Mart Stores (–17%), AIG (–8%), and Boston Scientific (–41%) benefited the portfolio.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	5

Investment Adviser’s Report (continued)

Bonds

We seek to outperform the Lehman Brothers U.S. Aggregate Bond Index by investing in a diversified mix of U.S. government bonds, mortgage-backed securities, and investment-grade corporate bonds. We look for attractively priced bonds relative to comparable securities, as well as bonds that we expect to increase in price given our outlook for interest rates, the economy, and specific market sectors. We develop individual outlooks for each major segment of the bond market and may emphasize one segment to a greater proportion than the Fund’s target index.

Although the Lehman Brothers U.S. Aggregate Bond Index returned a modest 2.80% over the reporting period, the Fund’s bond segment outperformed the Index. The Federal Reserve continually pushed up short-term rates, but the yield on 30-year Treasury bonds fell nonetheless. Yields on five-year and 10-year bonds rose, but somewhat less than short-term rates. Since the prices of fixed income securities move in the opposite direction to their yields, this meant that longer-duration bonds tended to hold or increase their value better than shorter durations. Non-Treasury U.S. bonds (including mortgage-based, agency, and corporate bonds) outperformed Treasurys. Among corporate bonds, the automobile sector was very volatile because of competitive difficulties and bond-rating downgrades. On the other hand, the utility and energy sectors benefited from high fuel prices. The lower credit quality sectors (high yield and emerging market bonds) were the best performing sectors for the period.

The return of the Fund’s fixed income segment was helped by a modest exposure to the strong-performing high yield and emerging market sectors, which are not represented in the target index. Good security selection among investment-grade corporate bonds also helped. We avoided the full brunt of volatility in the automobile sector by focusing on higher-quality GM and Ford finance subsidiaries (GMAC and Ford Motor Credit) and by concentrating in short and intermediate maturities. We found superior risk/reward tradeoffs in select commercial mortgage- and asset-backed securities compared with similarly rated corporate bonds. In addition, the Fund’s exposures to short- intermediate- and long-term interest-rate movements were distributed in a way that benefited from the interest-rate changes described above.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

6	Visit our website at www.jennisondryden.com

Quantitative Management Associates LLC (QMA)

Quantitative Management Associates LLC (QMA), a Prudential Financial company, has been managing assets for institutional and retail clients since 1975. It offers a broad array of investments that includes U.S. equity, international equity and asset allocation funds. QMA uses a disciplined investment process based upon fundamental data driven by its quantitative models. It incorporates into its investment process insights gained from its original research and from the seasoned judgment of its portfolio managers and analysts.

Within the JennisonDryden fund family, QMA offers core equity, value equity, equity index, and asset allocation funds.

Core Equity Funds

QMA manages core equity mutual funds that are designed to outperform a specific index while maintaining similar risk, and are based on the principles of behavioral finance. The Dryden Large Cap Core Equity and Small Cap Core Equity Funds also strive to maximize after-tax returns.

Value Equity Fund

QMA manages the Dryden Strategic Value Fund, a diversified portfolio of attractively priced out-of-favor stocks selected from a broad market index.

Equity Index Fund

QMA manages the Dryden Stock Index Fund, which is designed to track the performance of the S&P 500 Index.

Asset Allocation Funds

QMA manages the Dryden Active Allocation Fund, which is designed to outperform a blend of the S&P 500 and Lehman Brothers U.S. Aggregate Bond Indexes. QMA uses a proprietary quantitative model, coupled with the seasoned judgment of investment professionals, to determine the appropriate allocation of stocks and bonds. QMA manages the Fund’s equity segment with the same investment process used in the Dryden Core Equity Funds. Prudential Fixed Income manages the bond segment of the Fund.

QMA oversees the JennisonDryden Asset Allocation Funds in consultation with Ibbotson Associates. The Funds consist of JennisonDryden Mutual Funds in proportions that reflect a targeted level of risk.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2005, at the beginning of the period, and held through the six-month period ended September 30, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

8	Visit our website at www.jennisondryden.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Active Allocation Fund		Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,037.80	1.10%	$5.62
	Hypothetical	$1,000.00	$1,019.55	1.10%	$5.57

Class B	Actual	$1,000.00	$1,034.09	1.85%	$9.43
	Hypothetical	$1,000.00	$1,015.79	1.85%	$9.35

Class C	Actual	$1,000.00	$1,034.09	1.85%	$9.43
	Hypothetical	$1,000.00	$1,015.79	1.85%	$9.35

Class R	Actual	$1,000.00	$1,036.30	1.35%	$6.89
	Hypothetical	$1,000.00	$1,018.30	1.35%	$6.83

Class Z	Actual	$1,000.00	$1,039.11	0.85%	$4.34
	Hypothetical	$1,000.00	$1,020.81	0.85%	$4.31

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2005, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2005 (to reflect the six-month period).

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of September 30, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 91.7%
COMMON STOCKS 68.5%

Aerospace/Defense 1.9%
36,400	Armor Holdings, Inc.(a)	$1,565,564
22,500	General Dynamics Corp.	2,689,875
20,300	Innovative Solutions & Support, Inc.(a)	315,259
50,900	Lockheed Martin Corp.	3,106,936
1,400	Mercury Computer Systems, Inc.(a)	36,750
75,000	Northrop Grumman Corp.	4,076,250
19,600	United Technologies Corp.	1,016,064

		12,806,698

Air Freight & Couriers 0.2%
16,400	United Parcel Service, Inc.	1,133,732

Airlines 0.1%
21,600	ExpressJet Holdings, Inc.(a)	193,752
21,500	Skywest, Inc.	576,630

		770,382

Apparel 0.3%
48,800	Jones Apparel Group, Inc.	1,390,800
8,600	Timberland Co., Class A(a)	290,508
4,400	VF Corp.	255,068

		1,936,376

Auto Parts & Equipment
6,600	Dana Corp.	62,106

Automobiles 0.7%
59,800	Ford Motor Co.(g)	589,628
29,900	Harley-Davidson, Inc.	1,448,356
40,700	PACCAR, Inc.	2,763,123
800	Thor Industries, Inc.	27,200

		4,828,307

Banking 3.3%
3,600	AmSouth Bancorporation	90,936
42,200	BB&T Corp.(g)	1,647,910
600	City Holding Co.	21,456
16,100	Comerica, Inc.	948,290
73,900	First Bancorp (Puerto Rico)	1,250,388

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	11

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

3,500	Huntington Bancshares, Inc.(g)	$78,645
70,400	KeyCorp	2,270,400
58,000	National City Corp.(g)	1,939,520
51,200	North Fork Bancorporation, Inc.	1,305,600
29,500	Popular, Inc.	714,490
4,300	SunTrust Banks, Inc.	298,635
19,100	SVB Financial Group(a)	929,024
139,156	U.S. Bancorp	3,907,500
6,800	UnionBanCal Corp.	474,096
79,200	Wachovia Corp.	3,769,128
49,500	Wells Fargo & Co.	2,899,215

		22,545,233

Beverages 1.0%
41,300	Coca-Cola Co. (The)	1,783,747
37,800	Coca-Cola Enterprises, Inc.	737,100
101,000	Pepsi Bottling Group, Inc.	2,883,550
6,000	PepsiAmericas, Inc.	136,380
18,800	PepsiCo, Inc.	1,066,148

		6,606,925

Biotechnology 1.0%
65,476	Amgen, Inc.(a)	5,216,473
2,400	Bio-Rad Laboratories, Inc., Class A(a)	131,976
13,800	IDEXX Laboratories, Inc.(a)(g)	922,944
12,900	Invitrogen Corp.(a)	970,467

		7,241,860

Building & Construction 0.6%
7,600	Eagle Materials, Inc.	922,412
4,950	Florida Rock Industries, Inc.	317,246
30,600	Martin Marietta Materials, Inc.	2,400,876
5,400	Masco Corp.	165,672
4,100	USG Corp.(a)(g)	281,752

		4,087,958

Business Services 0.2%
123,500	Xerox Corp.(a)(g)	1,685,775

Capital Markets 1.6%
27,400	Goldman Sachs Group, Inc.	3,331,292
36,400	Lehman Brothers Holdings, Inc.	4,239,872

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

53,500	Merrill Lynch & Co., Inc.	$3,282,225
2,400	SEI Investments Co.	90,192

		10,943,581

Chemicals 0.6%
34,500	Chemtura Corp.	428,490
41,200	Dow Chemical Co. (The)	1,716,804
14,600	Eastman Chemical Co.	685,762
57,400	Mosaic Co. (The)(a)(g)	919,548
6,800	Olin Corp.	129,132
3,200	Wellman, Inc.	20,256

		3,899,992

Commercial Services 0.6%
7,100	Aramark Corp., Class B	189,641
42,200	Cendant Corp.	871,008
4,100	Jackson Hewitt Tax Service, Inc.	98,031
8,800	Pegasus Solutions, Inc.(a)	79,024
1,100	Pre-Paid Legal Services, Inc.(g)	42,570
24,200	R. R. Donnelley & Sons Co.	897,094
21,100	Stericycle, Inc.(a)(g)	1,205,865
16,500	Waste Connections, Inc.(a)(g)	578,820

		3,962,053

Communications Equipment 1.2%
2,300	Avocent Corp.(a)	72,772
243,100	Cisco Systems, Inc.(a)	4,358,783
5,900	Interdigital Communications Corp.(a)	115,876
85,700	Qualcomm, Inc.	3,835,075

		8,382,506

Computer Software & Services 1.4%
46,100	Computer Sciences Corp.(a)(g)	2,180,991
72,600	EarthLink, Inc.(a)(g)	776,820
8,600	John H. Harland Co.	381,840
11,700	MicroStrategy, Inc.(a)	822,393
310,800	Oracle Corp.(a)	3,850,812
67,700	Red Hat, Inc.(a)(g)	1,434,563
11,100	SERENA Software, Inc.(a)	221,223

		9,668,642

Computer Systems/Peripherals 1.9%
26,300	Agilysys, Inc.(g)	442,892
5,200	Black Box Corp.	218,192

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	13

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

48,600	Dell, Inc.(a)	$1,662,120
119,600	EMC Corp.(a)	1,547,624
52,593	Hewlett-Packard Co.	1,535,716
83,300	International Business Machines Corp.	6,682,326
10,200	Lexmark International, Inc.(a)	622,710
3,900	Network Appliance, Inc.(a)(g)	92,586
34,600	Western Digital Corp.(a)	447,378

		13,251,544

Consumer Finance 0.1%
5,400	American Express Co.	310,176
5,500	Capital One Financial Corp.(g)	437,360

		747,536

Containers 0.2%
29,300	Ball Corp.(g)	1,076,482
8,500	Caraustar Industries, Inc.(a)	93,330

		1,169,812

Cosmetics/Toiletries 0.2%
4,300	Avon Products, Inc.(g)	116,100
500	Chattem, Inc.(a)	17,750
3,900	Colgate-Palmolive Co.	205,881
36,500	Nu Skin Enterprises, Inc., Class A	695,325

		1,035,056

Data Processing/Management 0.4%
60,300	Fiserv, Inc.(a)	2,765,961
3,100	Perot Systems Corp., Class A(a)	43,865

		2,809,826

Distribution/Wholesale 0.5%
41,600	CDW Corp.(g)	2,451,072
16,700	Fastenal Co.	1,020,203
12,000	Handleman Co.	151,560
7,100	Ingram Micro, Inc., Class A(a)	131,634

		3,754,469

Diversified Consumer Products 0.1%
18,500	USANA Health Sciences, Inc.(a)(g)	882,450

Diversified Financial Services 0.6%
116,030	J.P. Morgan Chase & Co.	3,936,898

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Diversified Manufacturing 1.4%
25,000	3M Co.	$1,834,000
23,800	Cooper Industries Ltd., Class A	1,645,532
39,500	Eaton Corp.	2,510,225
24,900	Energizer Holdings, Inc.(a)	1,411,830
45,000	Ingersoll-Rand Co., Class A (Bermuda)	1,720,350
2,900	Middleby Corp.(a)	210,250

		9,332,187

Education 0.1%
9,100	Strayer Education, Inc.	860,132

Electrical Utilities 1.0%
30,700	Alliant Energy Corp.	894,291
78,700	American Electric Power Co., Inc.	3,124,390
3,400	American States Water Co.	113,764
8,000	DTE Energy Co.	366,880
45,400	NiSource, Inc.	1,100,950
7,800	Pepco Holdings, Inc.	181,506
3,000	Pinnacle West Capital Corp.	132,240
19,100	Progress Energy, Inc.	854,725
13,600	Xcel Energy, Inc.	266,696

		7,035,442

Electronic Components 0.7%
13,900	Amphenol Corp., Class A	560,726
20,600	Emerson Electric Co.	1,479,080
18,200	Harman International Industries, Inc.	1,861,314
2,000	Jabil Circuit, Inc.(a)	61,840
8,100	National Instruments Corp.	199,584
14,900	Thomas & Betts Corp.(a)	512,709

		4,675,253

Energy Equipment & Services 0.5%
15,700	Schlumberger Ltd.	1,324,766
31,000	Transocean, Inc.(a)	1,900,610
200	Universal Compression Holdings, Inc.(a)	7,954

		3,233,330

Financial Services 4.8%
27,300	AmeriCredit Corp.(a)	651,651
163,920	Bank of America Corp.	6,901,032
21,300	Bear Stearns Cos., Inc. (The)	2,337,675

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	15

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

16,000	CharterMac	$328,000
46,400	CIT Group, Inc.	2,096,352
185,360	Citigroup, Inc.	8,437,586
59,098	Countrywide Financial Corp.	1,949,052
30,100	Freddie Mac	1,699,446
114,500	Friedman Billings Ramsey Group, Inc.(g)	1,166,755
64,900	Morgan Stanley	3,500,706
22,600	Principal Financial Group, Inc.(g)	1,070,562
28,400	Providian Financial Corp.	502,112
62,400	Washington Mutual, Inc.(g)	2,447,328

		33,088,257

Foods 1.6%
17,200	Chiquita Brands International, Inc.	480,740
11,800	Gold Kist, Inc.(a)	230,690
3,500	Kraft Foods, Inc., Class A	107,065
18,300	Kroger Co. (The)(a)	376,797
1,700	Nash Finch Co.	71,723
2,700	Peet’s Coffee & Tea, Inc.(a)	82,674
74,700	Pilgrim’s Pride Corp.(g)	2,719,080
14,850	Sanderson Farms, Inc.	551,826
41,100	Smithfield Foods, Inc.(a)	1,219,848
10,100	SUPERVALU, Inc.	314,312
82,900	Tyson Foods, Inc., Class A	1,496,345
23,100	Whole Foods Market, Inc.	3,105,795

		10,756,895

Gas Utilities
1,700	Atmos Energy Corp.	48,025

Health Care Equipment & Supplies 0.2%
13,900	Advanced Neuromodulation Systems, Inc.(a)	659,694
11,900	Boston Scientific Corp.(a)	278,103
13,400	Cytyc Corp.(a)	359,790

		1,297,587

Health Care Products 0.8%
7,600	American Medical Systems Holdings, Inc.(a)	153,140
84,700	Baxter International, Inc.	3,376,989
500	Conmed Corp.(a)	13,940
6,900	Foxhollow Technologies, Inc.(a)(g)	328,509
3,300	Neurometrix, Inc.(a)	98,241
22,200	OraSure Technologies, Inc.(a)	209,346

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

21,200	Palomar Medical Technologies, Inc.(a)(g)	$556,076
16,900	SurModics, Inc.(a)(g)	653,861

		5,390,102

Health Care Providers & Services 1.5%
87,700	Caremark Rx, Inc.(a)	4,378,861
13,200	Cigna Corp.	1,555,752
21,400	Laboratory Corp. of America Holdings(a)	1,042,394
42,900	UnitedHealth Group, Inc.	2,410,980
13,200	Universal Health Services, Inc., Class B	628,716

		10,016,703

Health Care Services 0.9%
4,300	Chemed Corp.	186,362
18,600	HCA, Inc.	891,312
5,400	Humana, Inc.(a)	258,552
6,100	Kindred Healthcare, Inc.(a)	181,780
49,600	Quest Diagnostics, Inc.	2,506,784
4,900	Sierra Health Services, Inc.(a)(g)	337,463
29,000	Thermo Electron Corp.(a)	896,100
33,000	United Surgical Partners International, Inc.(a)	1,290,630

		6,548,983

Hotels Restaurants & Leisure 0.8%
1,900	Argosy Gaming Co.(a)	89,281
30,400	Marriott International, Inc.	1,915,200
64,000	Starbucks Corp.(a)	3,206,400

		5,210,881

Household Durables 0.3%
46,800	Standard Pacific Corp.	1,942,668

Household Products 0.7%
38,600	Kimberly-Clark Corp.	2,297,858
44,200	Procter & Gamble Co.(g)	2,628,132

		4,925,990

Independent Power Producers & Energy Traders 0.8%
9,200	Constellation Energy Group, Inc.	566,720
88,900	Duke Energy Corp.(g)	2,593,213
3,600	NRG Energy, Inc.(a)(g)	153,360
21,400	TXU Corp.	2,415,632

		5,728,925

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	17

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Industrial Conglomerates 1.5%
305,150	General Electric Co.	$10,274,400
4,100	Textron, Inc.	294,052

		10,568,452

Insurance 2.9%
66,100	Allstate Corp.	3,654,669
43,000	American Financial Group, Inc.	1,458,990
42,359	American International Group, Inc.	2,624,564
1,100	American Physicians Capital, Inc.(a)	54,043
7,600	Assurant, Inc.(g)	289,256
9,100	Axis Capital Holdings Ltd.	259,441
3,300	Chubb Corp. (The)	295,515
400	Commerce Group, Inc.	23,208
53,000	Genworth Financial, Inc., Class A(g)	1,708,720
13,800	Hartford Financial Services Group, Inc.	1,064,946
9,100	Infinity Property & Casualty Corp.	319,319
17,000	LandAmerica Financial Group, Inc.	1,099,050
24,500	MBIA, Inc.(g)	1,485,190
8,800	MetLife, Inc.(g)	438,504
40,300	MGIC Investment Corp.	2,587,260
5,300	Nationwide Financial Services, Inc., Class A	212,265
12,700	Radian Group, Inc.	674,370
6,200	SAFECO Corp.	330,956
6,600	St. Paul Travelers Cos., Inc. (The)	296,142
18,400	The PMI Group, Inc.	733,608
300	W.R. Berkley Corp.	11,844

		19,621,860

Internet & Catalog Retail 0.2%
70,300	Sabre Holdings Corp., Class A(g)	1,425,684

Internet Software & Services 0.4%
10,600	Blue Coat Systems, Inc.(a)	460,888
35,600	Digital Insight Corp.(a)	927,736
48,200	Internet Security Systems, Inc.(a)(g)	1,157,282
13,600	iPayment, Inc.(a)	514,624

		3,060,530

Machinery 0.1%
12,800	Navistar International Corp.(a)	415,104

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Machinery & Equipment 0.4%
6,700	Caterpillar, Inc.	$393,625
30,000	Deere & Co.	1,836,000
9,500	Kennametal, Inc.	465,880

		2,695,505

Media 1.1%
75,500	Comcast Corp., Class A(g)	2,218,190
31,600	Echostar Communications Corp., Class A(a)	934,412
127,100	Viacom, Inc., Class B	4,195,571

		7,348,173

Media & Entertainment 1.0%
81,400	Disney (Walt) Co.	1,964,182
40,600	Gannett Co., Inc.	2,794,498
148,500	Liberty Media Corp.(a)	1,195,425
30,900	Time Warner, Inc.	559,599

		6,513,704

Medical Products & Services 2.1%
59,200	Becton, Dickinson & Co.	3,103,856
6,100	C.R. Bard, Inc.	402,783
14,000	Hospira, Inc.(a)	573,580
126,700	Johnson & Johnson Co.(g)	8,017,576
2,900	Respironics, Inc.(a)	122,322
7,600	Sybron Dental Specialties, Inc.(a)	316,008
5,100	Techne Corp.(a)	290,598
62,500	Thoratec Corp.(a)	1,110,000
16,700	Waters Corp.(a)	694,720

		14,631,443

Metals 0.6%
9,500	Allegheny Technologies, Inc.	294,310
1,900	Century Aluminum Co.(a)(g)	42,712
26,400	Freeport-McMoRan Copper & Gold, Inc., Class B	1,282,776
6,600	Phelps Dodge Corp.	857,538
8,500	Quanex Corp.	562,870
20,900	Reliance Steel & Aluminum Co.	1,106,237

		4,146,443

Miscellaneous Manufacturing 0.1%
5,000	Illinois Tool Works, Inc.	411,650

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	19

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Multiline Retail 0.4%
23,100	Federated Department Stores, Inc.	$1,544,697
17,300	Target Corp.	898,389

		2,443,086

Oil & Gas Equipment & Services 0.2%
24,400	Sempra Energy	1,148,264

Oil & Gas Exploration & Production 6.4%
29,500	Anadarko Petroleum Corp.	2,824,625
20,400	Apache Corp.	1,534,488
108,460	ChevronTexaco Corp.	7,020,616
98,600	ConocoPhillips	6,893,126
26,400	Devon Energy Corp.	1,812,096
59,400	Diamond Offshore Drilling, Inc.(g)	3,638,250
6,400	Energen Corp.	276,864
224,664	Exxon Mobil Corp.	14,275,150
12,100	Harvest Natural Resources, Inc.(a)	129,833
2,400	Houston Exploration Co.(a)(g)	161,400
3,200	Marathon Oil Corp.(g)	220,576
2,700	Newfield Exploration Co.(a)	132,570
2,200	Noble Corp.	150,612
14,400	Occidental Petroleum Corp.	1,230,192
19,400	Oneok, Inc.(g)	659,988
8,100	Pogo Producing Co.	477,414
17,100	Tidewater, Inc.(g)	832,257
10,500	Unit Corp.(a)	580,440
7,700	Valero Energy Corp.	870,562

		43,721,059

Paper & Forest Products 0.1%
14,600	Georgia-Pacific Corp.	497,276
11,300	Louisiana-Pacific Corp.	312,897

		810,173

Personal Products 0.1%
17,000	Gillette Co. (The)	989,400

Pharmaceuticals 3.1%
31,600	Abbott Laboratories	1,339,840
33,400	Allergan, Inc.(g)	3,060,108
8,900	Alpharma, Inc., Class A	221,343
400	Bristol-Myers Squibb Co.	9,624

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

29,700	Medicis Pharmaceutical Corp., Class A	$967,032
111,900	Merck & Co., Inc.	3,044,799
307,853	Pfizer, Inc.	7,687,089
56,000	Schering-Plough Corp.(g)	1,178,800
81,100	Wyeth	3,752,497

		21,261,132

Publishing 0.1%
13,700	Knight-Ridder, Inc.(g)	803,916

Real Estate Investment Trust 0.9%
13,100	Affordable Residential Communities, Inc.	132,441
46,900	American Home Mortgage Investment Corp.	1,421,070
30,100	Annaly Mortgage Management, Inc.(g)	389,795
44,000	Anthracite Capital, Inc.	509,520
5,600	Arbor Realty Trust, Inc.	157,360
13,900	Ashford Hospitality Trust, Inc.	149,564
2,500	Boykin Lodging Co.(a)	31,050
1,500	Brandywine Realty Trust	46,635
11,100	FelCor Lodging Trust, Inc.	168,165
1,000	Health Care REIT, Inc.	37,090
13,300	Home Properties, Inc.	522,025
7,000	Hospitality Properties Trust	300,020
7,100	Lexington Corporate Properties Trust	167,205
7,600	Luminent Mortgage Capital, Inc.	57,380
6,900	National Health Investors, Inc.	190,509
20,250	New Century Financial Corp.	734,468
2,400	Newcastle Investment Corp.	66,960
22,400	Saxon Capital, Inc.	265,440
3,900	Sunstone Hotel Investors, Inc.	95,121
23,100	Thornburg Mortgage, Inc.(g)	578,886

		6,020,704

Restaurants 0.5%
31,350	CEC Entertainment, Inc.(a)	995,676
26,300	Darden Restaurants, Inc.	798,731
34,800	Jack in the Box, Inc.(a)	1,040,868
3,100	Lone Star Steakhouse & Saloon, Inc.	80,600
13,000	McDonald’s Corp.	435,370
2,000	YUM! Brands, Inc.	96,820

		3,448,065

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	21

Portfolio of Investments

as of September 30, 2005 Cont’d.

Shares	Description	Value (Note 1)

Retail 3.1%
16,100	AutoNation, Inc.(a)	$321,517
45,500	Bed Bath & Beyond, Inc.(a)	1,828,190
32,500	BJ’s Wholesale Club, Inc.(a)(g)	903,500
27,700	Brinker International, Inc.(g)	1,040,412
4,200	Brunswick Corp.	158,466
1,300	Buckle, Inc. (The)	44,161
87,200	Dollar General Corp.(g)	1,599,248
5,800	Genesco, Inc.(a)	215,992
15,900	Herman Miller, Inc.	481,770
39,450	Hibbett Sporting Goods, Inc.(a)	877,763
115,800	Home Depot, Inc.	4,416,612
58,400	J.C. Penney Co., Inc.(g)	2,769,328
30,400	JAKKS Pacific, Inc.(a)(g)	493,392
3,500	K-Swiss, Inc.	103,495
13,800	MSC Industrial Direct Co.	457,746
10,000	Nordstrom, Inc.(g)	343,200
18,700	Polaris Industries, Inc.	926,585
38,800	Select Comfort Corp.(a)(g)	775,224
11,600	Smart & Final, Inc.(a)	150,104
8,100	Staples, Inc.	172,692
67,900	Wal-Mart Stores, Inc.	2,975,378
9,000	Yankee Candle Co., Inc.	220,500

		21,275,275

Road & Rail 0.1%
20,500	Landstar System, Inc.	820,615

Semiconductors & Semiconductor Equipment 2.5%
7,700	Agere System, Inc.(a)	80,157
14,600	Cirrus Logic, Inc.(a)	110,814
37,200	Cymer, Inc.(a)	1,165,104
9,900	DSP Group, Inc.(a)	254,034
355,200	Intel Corp.	8,755,679
30,600	LSI Logic Corp.(a)	301,410
83,900	Micrel, Inc.(a)	942,197
29,900	National Semiconductor Corp.	786,370
137,100	Texas Instruments, Inc.	4,647,690

		17,043,455

Software 1.0%
10,100	Advent Software, Inc.(a)	272,094
237,500	Microsoft Corp.	6,110,875

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

37,400	Synopsys, Inc.(a)	$706,860
2,000	Transaction Systems Architects, Inc.(a)	55,700

		7,145,529

Specialty Retail 0.2%
60,300	PETsMART, Inc.	1,313,334

Telecommunication Equipment 0.7%
29,500	Crown Castle International Corp.(a)	726,585
183,300	Motorola, Inc.	4,049,097

		4,775,682

Telecommunication Services 2.1%
18,700	American Tower Corp. (Class A)(a)	466,565
152,300	AT&T Corp.(g)	3,015,540
17,100	BellSouth Corp.	449,730
37,000	CenturyTel, Inc.	1,294,260
24,700	Harris Corp.(g)	1,032,460
10,900	Iowa Telecommunications Services, Inc.	183,338
42,712	SBC Communications, Inc.(g)	1,023,807
60,200	Scientific-Atlanta, Inc.	2,258,102
42,861	Sptint Nextel Corp.	1,019,253
6,200	Syniverse Holdings, Inc.(a)	95,480
107,352	Verizon Communications, Inc.	3,509,337

		14,347,872

Textiles, Apparel & Luxury Goods 0.4%
92,900	Coach, Inc.(a)	2,913,344

Tobacco 0.8%
39,200	Altria Group, Inc.	2,889,432
31,500	Reynolds American, Inc.(g)	2,615,130

		5,504,562

Transportation 0.6%
1,400	CNF, Inc.	73,500
21,200	FedEx Corp.	1,847,156
42,900	J.B. Hunt Transport Services, Inc.	815,529
7,600	Overseas Shipholding Group, Inc.	443,308
3,600	Pacer International, Inc.	94,896
67,400	Swift Transportation Co., Inc.(a)	1,192,980

		4,467,369

	Total common stocks (cost $414,421,194)	469,332,461

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	23

Portfolio of Investments

as of September 30, 2005

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS 6.7%

Aerospace/Defense 0.3%
		BAE Systems Holdings, Inc., Notes, 144A,
Baa2	$370	4.75%, 8/15/10	$365,385
Baa2	220	5.20%, 8/15/15	216,973
		Boeing Capital Corp., Sr. Notes,
A3	190	6.10%, 3/1/11	201,799
		Goodrich Corp., Notes,
Baa3	260	7.625%, 12/15/12	298,245
		Lockheed Martin Corp., Bonds,
Baa2	110	8.50%, 12/1/29	151,762
		Northrop Grumman Corp., Gtd. Notes,
Baa2	500	7.125%, 2/15/11	552,570
		Raytheon Co., Notes,
Baa3	29	4.50%, 11/15/07	28,833
Baa3	270	6.55%, 3/15/10	287,167
Baa3	140	5.50%, 11/15/12	144,052

			2,246,786

Airlines
		Continental Airlines, Inc., Pass-Thru Certs. Ser. RJ04, Class B,(g)
Baa3	50	8.048%, 11/1/20	49,319
		Southwest Airlines Co., Notes,
Baa1	200	6.50%, 3/1/12	212,470

			261,789

Automotive 0.2%
		Auburn Hills Trust, Debs.,
A3	105	12.375%, 5/1/20	158,453
		DaimlerChrysler NA Holding Corp., Gtd. Notes,
A3	95	8.50%, 1/18/31	115,017
		Equus Cayman Finance Ltd., 144A,
Baa3	60	5.50%, 9/12/08	60,425
		Ford Motor Credit Co., Notes,(g)
Baa3	270	6.625%, 6/16/08	263,892
Baa3	395	7.875%, 6/15/10	384,378

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		General Motors Acceptance Corp., Notes,
Ba1	$210	6.125%, 1/22/08	$202,770
		Hyundai Motor Manufacturing LLC, Gtd. Notes, 144A,
Baa3	90	5.30%, 12/19/08	90,163
		Nissan Motor Acceptance Corp., 144A,
Baa1	95	4.625%, 3/8/10	93,303

			1,368,401

Banking 0.7%
		Bank of America Corp., Sr. Unsec. Notes,
Aa2	400	4.75%, 8/1/15	391,217
		Bank One Corp., Sub. Notes,
A1	400	7.875%, 8/1/10	451,818
		Citigroup, Inc., Sub. Notes,
Aa2	400	5.625%, 8/27/12	415,802
Aa2	82	5.00%, 9/15/14	81,557
Aa2	250	6.625%, 6/15/32	281,866
Aa2	125	6.00%, 10/31/33	130,394
		Credit Suisse First Boston USA, Inc., Notes,
AA3	230	5.125%, 8/15/15	229,175
		J.P. Morgan Chase & Co., Sr. Notes,
Aa3	270	5.25%, 5/30/07	273,174
A1	305	5.15%, 10/1/15	303,122
		J.P.Morgan Chase & Co., Notes,
Aa3	190	4.60%, 1/17/11	187,801
		Mizuho Finance Group (Cayman Islands), Bank Gtd. Notes, 144A,
A2	160	5.79%, 4/15/14	166,657
		Santander Central Hispano Issuances (Cayman Islands), Gtd. Notes,
A1	140	7.625%, 9/14/10	157,838
		Wachovia Bank NA, Sub. Notes,
Aa3	450	7.80%, 8/18/10	510,668
		Washington Mutual Bank FA, Sub. Notes,
A3	60	5.65%, 8/15/14	61,636

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	25

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Wells Fargo & Co., Sub. Notes,
Aa2	$300	5.125%, 9/15/16	$301,005

			3,943,730

Brokerage 0.2%
		Goldman Sachs Group, Inc., Notes,
Aa3	220	5.00%, 10/1/14	217,489
		Goldman Sachs Group, Inc., Gtd. Notes,
A1	200	6.345%, 2/15/34	208,386
		Lehman Brothers Holdings, Inc., Notes,
A1	335	6.625%, 1/18/12	364,418
		Merrill Lynch & Co., Inc. , Notes,
Aa3	60	4.79%, 8/4/10	59,793
		Merrill Lynch & Co., Inc., Notes, MTN,
Aa3	240	4.25%, 2/8/10	234,624
Aa3	125	5.00%, 1/15/15	124,322
		Morgan Stanley, Notes,
Aa3	25	5.30%, 3/1/13	25,249
		Morgan Stanley, Sub. Notes,
A1	140	4.75%, 4/1/14	135,067

			1,369,348

Building Materials & Construction 0.1%
		American Standard, Inc., Gtd. Notes,
Baa3	160	7.625%, 2/15/10	175,539
		D.R. Horton, Inc., Sr. Notes,
Ba1	250	5.625%, 9/15/14	240,930
		Hanson PLC, Sr. Unsub.,
Baa1	170	7.875%, 9/27/10	190,554
		Ryland Group, Inc. (The), Sr. Notes,
Baa3	90	5.375%, 6/1/08	90,426

			697,449

Cable 0.1%
		Comcast Corp., Bonds,(g)
Baa2	250	5.65%, 6/15/35	233,690
		Cox Communications, Inc., Notes,
Baa3	185	6.75%, 3/15/11	197,462
Baa3	130	5.45%, 12/15/14	129,154

			560,306

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Capital Goods 0.4%
		Caterpillar, Inc., Debs.,
A2	$400	7.25%, 9/15/09	$435,558
		Cooper Cameron Corp., Sr. Notes,
Baa1	65	2.65%, 4/15/07	62,825
		Erac USA Finance Co., Gtd. Notes, 144A,
Baa1	400	7.35%, 6/15/08	423,993
		Fedex Corp., Gtd. Notes,
Baa2	75	7.25%, 2/15/11	82,788
		Fedex Corp., Notes,
Baa2	330	2.65%, 4/1/07	320,702
		Honeywell International, Inc., Bonds,
A2	215	6.125%, 11/1/11	229,453
		Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes,
A3	165	5.45%, 11/24/10	168,062
		Tyco International Group SA (Luxembourg), Gtd. Notes,
Baa3	250	6.00%, 11/15/13	264,098
		United Technologies Corp., Debs.,
A2	90	8.875%, 11/15/19	122,938
		United Technologies Corp., Notes,
A2	165	6.35%, 3/1/11	177,318
		United Technologies Corp., Sr. Notes,
A2	225	4.875%, 5/1/15	224,665
		Waste Management, Inc., Gtd. Notes,
Baa3	110	7.75%, 5/15/32	135,249

			2,647,649

Chemicals 0.2%
		Dow Chemical Co. (The), Debs.,
A3	60	5.97%, 1/15/09	62,438
		Dow Chemical Co. (The), Notes,
A3	135	6.125%, 2/1/11	143,867
		Huntsman International LLC, Gtd. Notes,
B2	350	9.875%, 3/1/09	369,688
		IMC Global, Inc., Gtd. Notes, Ser. B,
Ba3	350	11.25%, 6/1/11	385,000

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	27

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Lubrizol Corp. (The), Sr. Notes,
Baa3	$170	4.625%, 10/1/09	$167,117
		Lyondell Chemical Co., Gtd. Notes,
B1	450	9.50%, 12/15/08	471,375
		Monsanto Co., Bonds, Ser. 1,
Baa1	100	5.50%, 7/30/35	96,028

			1,695,513
Consumer 0.1%
		Cendant Corp., Notes,
Baa1	260	6.875%, 8/15/06	264,832
		Cendant Corp., Sr. Notes,
Baa1	185	6.25%, 1/15/08	189,446

			454,278

Electric 0.6%
		Appalachian Power Co., Sr. Notes,
Baa2	125	4.40%, 6/1/10	122,348
		Boston Edison Co., Debs.,
A1	110	4.875%, 4/15/14	109,975
		CenterPoint Energy Houston Electric LLC, Gen. Refi. Mtge.,
Baa2	160	5.70%, 3/15/13	165,900
Baa2	120	6.95%, 3/15/33	142,208
		Consumers Energy Co., First Mtge. Bonds,
Baa3	65	5.375%, 4/15/13	65,708
		Dominion Resources, Inc., Sr. Notes,
Baa1	190	5.125%, 12/15/09	191,632
		Duke Capital LLC, Sr. Notes,
Baa3	140	4.331%, 11/16/06	139,276
Baa3	45	6.25%, 2/15/13	47,333
Baa3	45	8.00%, 10/1/19	54,640
		El Paso Electric Co., Sr. Unsec.,
Baa3	205	6.00%, 5/15/35	208,735
		Empresa Nacional de Electricidad SA (Chile), Bonds,
Ba1	220	8.50%, 4/1/09	242,053
		Energy East Corp., Notes,
Baa2	125	6.75%, 9/15/33	141,912
		FirstEnergy Corp., Notes,
Baa3	155	7.375%, 11/15/31	181,795

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Florida Power & Light Co., First Mtge. Bonds,
Aa3	$120	5.95%, 10/1/33	$127,863
		Indiana Michigan Power Co., Sr. Notes,
Baa2	90	5.05%, 11/15/14	88,717
		Natural Rural Utilities Cooperative Finance Corp., Notes,
A2	35	7.25%, 3/1/12	39,457
		NiSource Finance Corp.,
Baa3	280	5.45%, 9/15/20	273,893
		NiSource Finance Corp., Gtd. Notes,
Baa3	130	5.25%, 9/15/17	127,066
		Pacific Gas & Electric Co., Unsec.,
Baa1	380	6.05%, 3/1/34	395,349
		Pepco Holdings, Inc., Notes,
Baa2	110	5.50%, 8/15/07	111,378
		PPL Electric Utilities Corp., Secured,
Baa1	400	6.25%, 8/15/09	420,278
		Southern California Edison Co., First Mtge.,
A3	100	4.65%, 4/1/15	97,175
		TXU Electric Delivery Co., Debs.,
Baa2	120	7.00%, 9/1/22	134,418
		TXU Electric Delivery Co., Secured,
Baa1	45	7.25%, 1/15/33	53,121
		Xcel Energy, Inc., Sr. Notes,
Baa1	120	3.40%, 7/1/08	115,793
Baa1	35	7.00%, 12/1/10	38,203

			3,836,226

Energy—Integrated 0.1%
		ConocoPhillips Holding Co., Sr. Notes,
A3	135	6.95%, 4/15/29	164,334
		Marathon Oil Corp., Notes,
Baa1	155	6.125%, 3/15/12	165,466
		Phillips Petroleum Co., Notes,
A3	500	8.75%, 5/25/10	584,612

			914,412

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	29

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Energy—Other 0.3%
		Devon Energy Corp., Sr. Notes,
Baa2	$480	2.75%, 8/1/06	$472,062
		Halliburton Co., Notes,
Baa2	30	5.50%, 10/15/10	30,980
		Kerr-McGee Corp., Secured,
Ba3	260	5.875%, 9/15/06	262,724
		Nexen, Inc., Unsec.,
Baa2	145	5.875%, 3/10/35	142,129
		Occidental Petroleum Corp., Sr. Notes,
A3	340	6.75%, 1/15/12	377,278
		Precision Drilling Corp. (Canada), Notes,
Baa2	80	5.625%, 6/1/14	86,519
		Talisman Energy, Inc., Notes,
Baa1	120	5.125%, 5/15/15	119,516
		Union Oil Co. of California, Gtd. Notes,
A1	130	7.35%, 6/15/09	141,761
		Valero Energy Corp., Sr. Unsec.,
Baa3	30	7.50%, 4/15/32	36,210
		Woodside Finance Ltd. (Australia), Gtd. Notes, 144A,
Baa1	265	5.00%, 11/15/13	266,016

			1,935,195

Foods 0.4%
		Alberton’s, Inc., Debs.,
Baa3	35	7.45%, 8/1/29	30,191
		Anheuser-Busch Cos., Inc., Sr. Notes,
A1	160	6.00%, 4/15/11	170,248
		Archer-Daniels-Midland Co., Debs.,
A2	60	8.125%, 6/1/12	70,622
		Cadbury Schweppes US Finance, Notes, 144A,
Baa2	160	3.875%, 10/1/08	156,095
		Cargill, Inc., 144A,
A2	375	3.625%, 3/4/09	362,547
		ConAgra Foods, Inc., Notes,
Baa1	130	7.875%, 9/15/10	145,465
		Kellogg Co., Notes,
Baa1	375	6.60%, 4/1/11	406,292

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Kraft Foods, Inc., Notes,
A3	$510	4.625%, 11/1/06	$510,177
A3	50	5.25%, 6/1/07	50,509
A3	185	5.625%, 11/1/11	191,145
		PepsiAmericas, Inc., Notes,
Baa1	115	4.875%, 1/15/15	113,669
		Sysco Corp., Sr. Notes,
A1	70	5.375%, 9/21/35	69,432
		The Kroger Co., Gtd. Notes,
Baa2	35	6.80%, 4/1/11	37,301
		The Kroger Co., Notes,
Baa2	250	7.80%, 8/15/07	262,679
		Tyson Foods, Inc., Notes,
Baa3	20	8.25%, 10/1/11	23,093
		Tyson Foods, Inc., Sr. Notes,
Baa3	75	7.25%, 10/1/06	76,927
		YUM! Brands, Inc., Sr. Notes,
Baa3	35	8.875%, 4/15/11	41,458

			2,717,850

Gaming 0.1%
		Harrah’s Operating Co., Inc., Gtd. Notes,
Baa3	55	7.125%, 6/1/07	56,963
Baa3	150	5.50%, 7/1/10	151,417
		Harrah’s Operating Co, Inc., Bonds, 144A,
Baa3	195	5.75%, 10/1/17	190,870
		Mandalay Resorts Group, Sr. Sub. Notes,
Ba3	1	9.375%, 2/15/10	1,103

			400,353

Health Care & Pharmaceutical 0.3%
		Anthem, Inc., Notes,
Baa1	310	3.50%, 9/1/07	302,874
		Bristol-Myers Squibb Co., Notes,
A1	110	5.75%, 10/1/11	115,383
		Genentech, Inc., Bonds, 144A,
A1	50	5.25%, 7/15/35	48,175

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	31

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Genentech, Inc., Notes, Series 144A,
A1	$180	4.75%, 7/15/15	$176,541
		Glaxosmithkline Capital, Inc., Gtd. Notes,
Aa2	50	4.375%, 4/15/14	48,424
		Merck & Co., Inc., Debs.,
Aa3	30	5.95%, 12/1/28	30,682
		Pharmacia Corp., Debs.,
Aaa	220	6.75%, 12/15/27	259,711
		Schering-Plough Corp., Sr. Notes,
Baa1	315	5.55%, 12/1/13	324,804
		Wellpoint, Inc., Notes,
Baa1	170	5.00%, 12/15/14	169,121
Baa1	155	5.95%, 12/15/34	161,597
		Wyeth, Unsub. Notes,
Baa1	270	5.50%, 3/15/13	276,901
Baa1	95	6.45%, 2/1/24	104,283

			2,018,496
Insurance 0.2%
		Allstate Corp., Sr. Notes,
A1	200	7.20%, 12/1/09	217,629
A1	80	5.55%, 5/9/35	77,202
		American International Group, Inc., Notes,
Aa2	260	4.25%, 5/15/13	248,248
		AXA SA, Sub. Notes,
A3	35	8.60%, 12/15/30	46,077
		Everest Reinsurance Holdings, Inc., Notes,
A3	120	5.40%, 10/15/14	118,709
		Liberty Mutual Group, Bonds, 144A,
Baa3	145	7.00%, 3/15/34	143,404
		Marsh & Mclennan Cos., Inc., Sr. Unsec. Notes,
Baa2	50	5.15%, 9/15/10	49,676
		MetLife, Inc., Sr. Notes,
A2	70	6.125%, 12/1/11	74,419
A2	15	6.375%, 6/15/34	16,320
A2	205	5.70%, 6/15/35(g)	203,787

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		W.R. Berkley Corp., Sr. Notes,
Baa2	$110	5.60%, 5/15/15	$109,911
Baa2	90	6.15%, 8/15/19	90,830
		XL Capital Ltd., Sr. Notes,
A2	15	5.25%, 9/15/14	14,471

			1,410,683

Lodging 0.2%
		Carnival Corp. (Panama), Gtd Notes,
A3	440	3.75%, 11/15/07	431,610
		Carnival PLC (United Kingdom), Notes,
A3	50	7.30%, 6/1/07	51,954
		Host Marriott LP, Sr. Notes, Ser. M,(g)
Ba3	225	7.00%, 8/15/12	228,094
		Royal Caribbean Cruises Ltd. (Liberia), Sr. Notes,
Ba1	355	8.00%, 5/15/10	384,288

			1,095,946

Media & Entertainment 0.2%
		British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes,
Baa2	130	7.30%, 10/15/06	133,384
		Chancellor Media Corp., Gtd. Notes,
Baa3	115	8.00%, 11/1/08	123,828
		Clear Channel Communications, Inc., Sr. Notes,
Baa3	50	7.65%, 9/15/10	54,273
		Disney (Walt) Co., Notes,
Baa1	50	5.375%, 6/1/07	50,557
		News America, Inc., Gtd. Notes,
Baa3	125	7.625%, 11/30/28	143,706
		News America, Inc., Notes,
Baa3	430	5.30%, 12/15/14	429,078
		Time Warner, Inc., Gtd. Notes,
Baa1	270	6.875%, 5/1/12	295,079
Baa1	160	7.25%, 10/15/17	181,853
Baa1	135	7.70%, 5/1/32	159,830
		Viacom, Inc., Gtd Notes,
A3	75	7.875%, 7/30/30	87,715

			1,659,303

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	33

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Metals
		Alcan, Inc. (Canada), Notes,
Baa1	$20	5.20%, 1/15/14	$20,092
Baa1	115	5.00%, 6/1/15	113,092
Baa1	35	6.125%, 12/15/33	36,170

			169,354

Non Captive Finance 0.4%
		Berkshire Hathaway Finance Corp., Gtd. Notes, 144A,
Aaa	165	4.75%, 5/15/12	163,140
		Capital One Bank, Sub. Notes,
Baa3	5	6.50%, 6/13/13	5,364
		Capital One Financial Corp., Notes,
Baa3	165	5.50%, 6/1/15	165,968
		Capital One Financial Corp., Sr. Notes,
Baa3	60	5.25%, 2/21/17	58,548
		CIT Group Funding Co. of Canada, 144A,
A2	240	5.20%, 6/1/15	238,184
		CIT Group, Inc., Sr. Notes,
A2	195	5.50%, 11/30/07	198,239
A2	80	4.25%, 2/1/10	78,111
		General Electric Capital Corp., Notes,
Aaa	330	6.125%, 2/22/11	349,991
Aaa	500	6.75%, 3/15/32	588,115
		Household Finance Corp., Notes,
A1	130	4.75%, 5/15/09	129,640
A2	170	6.375%, 10/15/11	181,840
A1	125	7.00%, 5/15/12	138,335
A1	15	6.375%, 11/27/12	16,118
		HSBC Finance Corp., Notes,(g)
A1	85	6.75%, 5/15/11	92,448
A1	165	5.00%, 6/30/15	162,275
		International Lease Finance Corp., Notes,
A1	120	3.50%, 4/1/09	114,415
		Residential Capital Corp., 144A,
Baa3	190	6.375%, 6/30/10	192,485

			2,873,216

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Non-Corporate 0.3%
		Export-Import Bank of Korea, 144A,(g)
A3	$170	4.125%, 2/10/09	$166,204
		Korea Development Bank, Notes,
A3	240	4.75%, 7/20/09	239,210
		Pemex Project Funding Master Trust, Gtd. Notes,
Baa1	275	8.50%, 2/15/08	297,000
Baa1	350	7.875%, 2/1/09	378,875
		Pemex Project Funding Master Trust, Gtd. Notes, 144A,
Baa1	450	9.50%, 9/15/27	592,876
		Petrobras International Finance Co., Sr. Notes,
Baa1	44	9.75%, 7/6/11	52,800

			1,726,965

Paper
		Weyerhaeuser Co., Debs.,
Baa2	145	7.375%, 3/15/32	164,027

Pipelines & Other 0.1%
		Atmos Energy Corp., Notes,
Baa3	255	4.00%, 10/15/09	245,941
		Duke Energy Field Services LLC, Notes,
Baa2	200	7.875%, 8/16/10	224,867
		Enbridige, Inc., Notes,
A3	100	4.90%, 3/1/15	97,583
		Enterprise Products Operating LP, Sr. Notes,
Baa3	150	4.00%, 10/15/07	147,000
		Magellan Midstream Partners LP, Unsub.,
Ba1	120	5.65%, 10/15/16	121,471
		Sempra Energy, Sr. Notes,
Baa1	120	4.621%, 5/17/07	119,749

			956,611

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	35

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Railroads 0.1%
		Burlington Northern Santa Fe Corp., Debs.,
Baa2	$185	7.95%, 8/15/30	$242,947
		Norfolk Southern Corp., Bonds,
Baa1	4	7.80%, 5/15/27	5,067
		Norfolk Southern Corp., Sr. Unsec.,
Baa1	96	5.64%, 5/17/29	96,289
		Union Pacific Corp., Notes,
Baa2	275	6.625%, 2/1/08	286,413

			630,716

Real Estate Investment Trust 0.1%
		EOP Operating LP, Sr. Notes,
Baa2	350	6.75%, 2/15/08	364,495
Baa1	120	5.125%, 3/15/16	118,205
		Post Apartment Homes LP, Sr. Notes,
Baa3	90	5.45%, 6/1/12	88,578
		Simon Property Group LP, Gtd. Notes,
Baa1	380	6.875%, 11/15/06	385,743

			957,021

Retail 0.1%
		Gap, Inc., Notes,
Baa3	250	6.90%, 9/15/07	257,847
		May Department Stores Co. (The), Gtd. Notes,
Baa1	45	8.50%, 6/1/19	55,524
		May Department Stores Co. (The), Notes,
Baa1	185	6.70%, 7/15/34	193,738
		Target Corp., Sr. Unsec.,
A2	140	7.50%, 8/15/10	156,826
		Wal-Mart Stores, Inc., Sr. Notes,
Aa2	60	6.875%, 8/10/09	64,623
		Wal-MartT Stores, Inc., Bonds,
Aa2	260	5.25%, 9/1/35	251,611

			980,169

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Technology 0.2%
		Computer Associates International, Inc., Sr. Notes, 144A,
Ba1	$225	4.75%, 12/1/09	$220,751
		Equifax, Inc., Notes,
Baa1	165	4.95%, 11/1/07	166,230
		First Data Corp., Notes,
A1	110	4.85%, 10/1/14	108,815
		International Business Machines Corp., Debs.,
A1	185	5.875%, 11/29/32	196,606
		Jabil Circuit, Inc., Sr. Notes,
Baa3	150	5.875%, 7/15/10	153,648
		Motorola, Inc., Notes,
Baa2	190	4.608%, 11/16/07	189,780
Baa2	24	7.625%, 11/15/10	27,162
		Seagate Technology, HDD Holdings, Gtd. Notes,
Ba2	245	8.00%, 5/15/09	257,250

			1,320,242

Telecommunications 0.7%
		ALLTEL Ohio LP, Gtd. Notes, 144A,
A2	135	8.00%, 8/15/10	153,245
		AT&T Wireless Services, Inc., Notes,
Baa2	120	8.125%, 5/1/12	140,721
		AT&T Wireless Services, Inc., Sr. Notes,
Baa2	110	8.75%, 3/1/31	148,478
		BellSouth Corp., Notes,
A2	245	4.20%, 9/15/09	240,250
		British Telecom PLC (United Kingdom), Bonds,
Baa1	45	8.875%, 12/15/30	61,039
		British Telecom PLC (United Kingdom), Unsub.,
Baa1	220	7.00%, 5/23/07	227,420
		CenturyTel, Inc., Sr. Notes,
Baa2	25	7.875%, 8/15/12	28,038
		Cingular Wireless LLC, Sr. Notes,
Baa2	100	7.125%, 12/15/31	115,499

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	37

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Deutsche Telekom International Finance BV, (Netherlands) Gtd. Notes,
A3	$120	8.75%, 6/15/30	$154,922
		France Telecom SA (France), Notes,
A3	75	8.50%, 3/1/31	100,512
		Koninklijke (Royal) NV (Netherlands), Sr. Unsub.,
Baa1	355	8.00%, 10/1/10	402,614
		Nextel Communications, Inc., Sr. Notes,
Baa2	240	5.95%, 3/15/14	245,680
		SBC Communications, Inc., Bonds,
A2	25	6.45%, 6/15/34	26,425
		SBC Communications, Inc., Notes,
A2	220	4.125%, 9/15/09	214,454
		Sprint Capital Corp., Gtd. Notes,
Baa2	440	6.90%, 5/1/19	492,599
Baa2	90	8.75%, 3/15/32	120,684
		Telecom Italia Capital SA (Luxembourg), Gtd. Notes,
Baa2	90	5.25%, 11/15/13	89,362
		Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 144A,
Baa2	45	6.00%, 9/30/34	44,097
		Telecomunicaciones de Puerto Rico, Inc. (Luxembourg), Gtd. Notes,
Baa1	420	6.80%, 5/15/09	442,767
		Telefonica Europe BV (Netherlands), Gtd. Notes,
A3	230	7.75%, 9/15/10	259,282
		TELUS Corp. (Cananda), Notes,
Baa2	250	8.00%, 6/1/11	286,011
		US Cellular Corp., Sr. Notes,
Baa2	95	6.70%, 12/15/33	96,822
		Verizon Global Funding Corp., Bonds,
A2	65	5.85%, 9/15/35	63,924
		Verizon Global Funding Corp., Notes,
A2	55	7.75%, 12/1/30	67,005
		Vodafone Group PLC (United Kingdom), Sr. Notes,
A2	200	7.75%, 2/15/10	223,084

			4,444,934

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Tobacco
		Altria Group, Inc., Notes,
Baa2	$120	7.65%, 7/1/08	$128,206
Baa2	60	7.75%, 1/15/27	69,964

			198,170

		Total corporate bonds (cost $45,253,299)	45,655,138

ASSET BACKED SECURITIES 1.2%
		American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A,
Baa2	230	4.238%, 3/15/12(h)	229,281
		American Express Credit Account Master Trust, Ser. 2004-C, Class C 144A,
Baa2	220	4.268%, 2/15/12(h)	220,214
		Bank One Issuance Trust, Ser. 2003-C1, Class C1,
Baa2	397	4.54%, 9/15/10	394,696
		CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1,
Aa2	248	4.93%, 3/25/33(h)	250,971
		Centex Home Equity, Ser. 2005-A, Class M2,
Aa2	360	4.33%, 1/25/35(h)	359,991
		Chase Issuance Trust, Ser. 2005-A4, Class A4,
Aaa	650	4.23%, 1/15/13	645,228
		Credit-Based Asset Servicing And Securitization, Ser. 2005-CB6, Class AF3,
Aaa	270	5.12%, 10/25/35	270,000
		Equity One, Inc., Ser. 2004-3, Class M1,
Aa2	260	5.70%, 7/25/34	262,057
		First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FFH1, Class M2,
Aa2	300	4.35%, 6/25/36(h)	300,741

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	39

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Home Equity Asset Trust, Ser. 2005-7, Class 2A4,
Aaa	$220	4.24%, 1/25/36(h)	$220,000
		Household Home Equity Loan Trust, Ser. 2005-2, Class M2,
Aa1	271	4.286%, 1/20/35	271,117
		Household Mortgage Loan Trust, Ser. 2003-HC2, Class M,
Aa2	111	4.396%, 6/20/33(h)	110,728
		Household Mortgage Loan Trust, Ser. 2004-HC1, Class M
Aa2	90	4.296%, 2/20/34(h)	89,902
		MBNA Master Credit Card Trust, Ser. 1999-J, Class A
Aaa	2,400	7.00%, 2/15/12	2,607,809
		Morgan Stanley ABS Capital I, Ser. 2004-NC3, Class M2,
A2	290	4.93%, 3/25/34(h)	293,730
		Morgan Stanley Dean Witter Capital I, Ser. 2002-NC4, Class M1,
Aaa	268	4.68%, 9/25/32(h)	270,137
		Prestige Auto Receivables Trust, Ser. 2004-1, Class A2,
Aaa	241	3.69%, 6/15/11	238,023
		Residential Asset Mortgage Products, Inc., Ser. 2007-RS12, Class MII1,
Aa1	280	4.40%, 12/25/34(h)	281,127
		Saxon Asset Securities Trust, Ser. 2005-2, Class M2,
Aa2	240	4.27%, 10/25/35(h)	240,553
		Structured Asset Securities Corp., Ser. 2005-RMS1, Class A3,
AAA(d)	220	4.13%, 2/25/35(h)	220,222
		WFS Financial Owner Trust, Ser. 2004-4, Class D,
Baa2	227	3.58%, 5/17/12	223,533

		Total Asset Backed Securities (cost $8,063,579)	8,000,060

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES 2.2%
		Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class A3,
AAA(d)	$400	4.873%, 3/11/41	$397,880
		Banc of America Commercial Mortgage, Inc., Ser. 2004-2, Class A4,
Aaa	560	4.153%, 11/10/38	539,693
		Banc of America Commercial Mortgage, Inc., Ser. 2005-3, Class A4,
Aaa	1,000	4.668%, 7/10/43	974,897
		Bear Stearns Commercial Mortgage Securities, Ser. 2005-T18, Class AAB,
Aaa	350	4.823%, 2/13/42	346,990
		Commercial Mortgage Asset Trust, Ser. 1999-C2,
Aaa	89	7.285%, 11/17/32	91,724
		Commercial Mortgage Pass-Through Certificate, Ser. 2004-LB2A, Class X2, 144A,
Aaa	2,744	1.0435%, 3/10/39	100,006
		Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4,
Aaa	300	4.283%, 10/15/39	290,089
		DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B
AAA(d)	600	7.62%, 6/10/33	664,021
		GE Capital Commercial Mortgage Corp., Ser. 2004-C2, Class X2, 144A,
Aaa	5,052	.8405%, 3/10/40	124,998
		Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A4,
Aaa	1,300	4.111%, 7/5/35	1,232,805

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	41

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Greenwich Capital Commercial Funding Corp., Ser. 2003-C2, Class A3,
Aaa	$610	4.533%, 1/5/36	$599,696
		J.P. Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A3,
Aaa	1,250	5.384%, 5/15/41	1,272,341
		J.P. Morgan Chase Commercial Mortgage Secutities Corp., Ser. 2005-LDP2, Class A4,
Aaa	520	4.918%, 10/15/42	517,078
		J.P. Morgan Chase Commerical Mortgage Securities Corp., Ser. 2005-LDP2, Class ASB,
Aaa	1,000	4.659%, 7/15/42	981,388
		KeyCorp, Ser. 2000-C1, Class A2,
Aaa	1,675	7.727%, 5/17/32	1,843,875
		LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5,
AAA(d)	800	4.826%, 8/15/29	793,510
		LB-UBS Commercial Mortgage Trust, Ser. 2005-C3, Class A5,
Aaa	430	4.739%, 7/15/30	421,651
		LB-UBS Commercial Mortgage Trust, Ser. 2005-C5, Class A4,
AAA(d)	1,400	4.954%, 8/15/30	1,395,184
		Merrill Lynch Mortgage Trust, Ser. 2004-Key2, Class A3,
Aaa	400	4.615%, 8/12/39	391,781
		Merrill Lynch Mortgage Trust, Ser. 2004-MKB1, Class A3,
Aaa	650	4.892%, 2/12/42	646,764
		Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class A2,
AAA(d)	1,100	4.867%, 2/15/35	1,093,688

		Total commercial mortgage backed securities (cost $14,874,078)	14,720,059

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS 0.4%
		Banc of America Commercial Mortgage, Inc., Ser. 2005-B, Class 2A1,
Aaa	$277	4.4104%, 3/25/35(h)	$272,633
		Banc of America Commercial Mortgage, Inc., Ser.2005-A, Class 2A1,
Aaa	274	4.4733%, 2/25/35(h)	270,068
		Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1,
Aaa	487	5.25%, 9/25/19	477,690
		Federal National Mortgage Assoc., Ser. 1993-55, Class K, PAC-1,
	339	6.50%, 5/25/08	344,631
		Master Alternative Loan Trust, Ser. 2004-4, Class 4A1,
Aaa	559	5.00%, 4/25/19	557,857
		Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3
Aaa	440	4.17%, 2/25/34	435,606
		Wamu Alternative Mortgage Pass-Through Certificates, Ser. 2005-1, Class 3A,
Aaa	196	5.00%, 3/25/20	194,792

		Total commercial mortgage backed securities (cost $2,594,542)	2,553,277

STRUCTURED NOTES 0.1%
		Dow Jones CDX High Yield Trust, Pass Thru Certs., Ser. 4-T2, 144A,(g)
B3	410	6.75%, 6/29/10	403,081
		Dow Jones CDX NA HY, Pass-Thru Certs., Series 4-TI,(g)
B3	396	8.25%, 6/29/10	393,525

		Total structured notes (cost $800,063)	796,606

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	43

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

MORTGAGE BACKED SECURITIES 8.5%
		Federal Home Loan Mortgage Corp.,
	$1,319	4.50%, 11/1/18 - 7/1/19	$1,293,620
	3,187	5.00%, 7/1/18 - 5/1/34	3,165,656
	1,000	5.00%, TBA(c)	978,437
	2,077	5.50%, 5/1/34 - 7/1/34	2,078,542
	767	6.00%, 1/1/34	780,418
	1,500	6.00%, TBA,(c)	1,525,782
	1,088	7.00%, 10/1/31 - 11/1/33	1,136,677
		Federal National Mortgage Assoc.,
	437	4.00%, 5/1/19	420,875
	4,221	4.50%, 2/1/19 - 3/1/33	4,109,364
	1,500	4.50%, TBA(c)	1,467,656
	500	5.00%, TBA(c)	489,374
	11,802	5.00%, 10/1/19 - 3/1/34	11,595,880
	7,000	5.50%, TBA(c)	7,018,125
	8,987	5.50%, 12/1/16 - 2/1/34	8,995,401
	1,500	6.00%, TBA(c)	1,542,187
	6,390	6.00%, 9/1/17 - 2/1/35	6,505,066
	1,762	6.50%, 5/1/13 - 1/1/34	1,817,870
	184	7.50%, 12/1/07	186,694
	38	8.00%, 12/1/23	40,759
	28	8.50%, 2/1/28	30,505
		Government National Mortgage Assoc.,
	1,339	5.50%, 12/15/33 - 9/15/34	1,352,901
	1,362	6.50%, 12/15/23 - 8/15/32	1,421,492
	190	7.00%, 6/15/24	200,920
	29	7.50%, 12/15/29 - 5/15/31	30,772
	239	8.00%, 8/15/22 - 6/15/25	256,353

		Total U.S. government agency mortgage pass-through obligations (cost $58,822,155)	58,441,326

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.5%
		Federal Home Loan Bank
	385	4.25%, 4/16/07	384,201
	775	4.50%, 5/13/11	770,386
		Federal Home Loan Mortgage Corp.
	1,654	4.125%, 10/18/10	1,623,880
	2,790	5.75%, 1/15/12(g)	2,961,324

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Federal National Mortgage Assoc.,
	$920	3.875%, 7/15/08	$905,599
	1,820	4.125%, 5/15/10(g)	1,788,334
	405	4.25%, 8/15/10(g)	399,752
	1,305	5.25%, 8/1/12	1,340,673
		Tennessee Valley Authority,
	200	5.88%, 4/1/36	227,236

		Total U.S. government agency obligations (cost $10,478,270)	10,401,385

U.S. GOVERNMENT SECURITIES 2.3%
		United States Treasury Bonds,
	1,120	5.375%, 2/15/31(g)	1,254,749
	1,603	6.00%, 2/15/26	1,890,538
	1,365	8.125%, 8/15/19	1,863,598
	250	8.125%, 5/15/21	347,822
	250	8.75%, 5/15/20	360,820
	1,875	8.875%, 2/15/19(b)	2,686,011
	779	9.00%, 11/15/18(g)	1,122,308
	555	9.125%, 5/15/18	800,566
		United States Treasury Inflation Index,
	389	0.875%, 4/15/10	378,856
		United States Treasury Notes,
	4,365	3.125%, 1/31/07(g)	4,306,689
	365	3.375%, 2/28/07	361,008
	5	3.75%, 5/15/08	4,946
	25	5.75%, 8/15/10	26,663
		United States Treasury Strips,
	1,225	Zero Coupon, 5/15/19	654,217

		Total U.S. government securities (cost $15,793,717)	16,058,791

MUNICIPAL BOND 0.1%
		Illinois St., Taxable Pension, G.O.,
Aa3	975	5.10%, 6/1/33 (cost $916,190)	962,013

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	45

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

FOREIGN GOVERNEMNT OBLIGATIONS 0.2%
		Government of Malaysia, Bonds,
A3	$55	7.50%, 7/15/11	$62,398
		Province of Quebec (Canada), Notes,
A1	115	4.60%, 5/26/15	113,165
		Province of Quebec (Canada), Sr. Unsub.,
A1	390	5.75%, 2/15/09	404,607
		Republic of Italy (Italy), Notes,
Aa2	75	6.00%, 2/22/11	80,046
Aa2	160	5.375%, 6/15/33	163,621
		Republic of South Africa (South Africa), Notes,
Baa1	100	6.50%, 6/2/14	109,250
		United Mexican States (Mexico), Notes,
Baa1	320	7.50%, 1/14/12	359,040

		Total foreign government obligations (cost $1,228,150)	1,292,127

		Total long-term investments (cost $573,245,237)	628,213,243

SHORT-TERM INVESTMENTS 20.7%

CORPORATE BONDS 1.1%

Brokerage 0.3%
		Morgan Stanley, Unsub.,
Aa3	1,200	6.10%, 4/15/06	1,210,577

Cable 0.1%
		Continental Cablevision, Inc., Sr. Notes,
Baa2	1,000	8.30%, 5/15/06	1,022,923

Electric 0.1%
		NiSource Finance Corp., Gtd. Notes,
Baa3	150	7.625%, 11/15/05	150,552
		Progress Energy, Inc., Sr. Notes,
Baa2	280	6.75%, 3/1/06	282,494

			433,046

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Foods 0.1%
		Safeway, Inc., Notes,
Baa2	$280	2.50%, 11/1/05	$279,412
		Tyson Foods, Inc., M.T.N.,
Baa3	80	6.625%, 10/17/05	80,035

			359,447

Media & Entertainment
		Disney (Walt) Co., Sr. Notes,
Baa1	205	6.75%, 3/30/06	207,303

Non-Captive Finance
		Capital One Bank, Sr. Notes,
Baa2	295	6.875%, 2/1/06	297,311

Oil & Gas Equipment & Services 0.1%
		BJ Services Co., Sr. Notes,
Baa2	700	7.00%, 2/1/06	704,587

Packaging 0.1%
		Pactiv Corp., Unsub.,
Baa2	1,000	7.20%, 12/15/05	1,005,133

Paper
		MeadWestvaco Corp., Notes,
Baa2	200	2.75%, 12/1/05	199,390

Real Estate Investment Trust
		Simon Property Group LP, Notes,
Baa1	250	7.375%, 1/20/06	252,043

Retail
		Target Corp., Sr. Unsec.,
A2	220	5.95%, 5/15/06	221,831

Telecommunications 0.3%
		AT&T Wireless Services, Inc., Sr. Notes,
Baa2	335	7.35%, 3/1/06	338,890
		Citizens Communications Co., Debs.,
Ba3	220	7.60%, 6/1/06	221,100
		Telecomunicaciones de Puerto Rico, Inc. (Luxembourg), Gtd. Notes,
Baa1	800	6.65%, 5/15/06	809,512

			1,369,502
		Total corporate bonds (cost $7,252,109)	7,283,093

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	47

Portfolio of Investments

as of September 30, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

U.S. GOVERNMENT SECURITIES
		United States Treasury Bills, 12/15/2005
	$300	(cost $297,891)	$298,030

	Shares

MUTUAL FUND 19.6%
	134,541,450	Dryden Core Investment Fund-Taxable Money Market Series
		(cost $134,541,450; Note 3)(e)(f)	134,541,450

		Total short-term investments (cost $142,091,450)	142,122,573

	Contracts

		OUTSTANDING OPTIONS PURCHASED(a) Call Options
		Euro Futures
	20	expiring 11/30/05 @$95.125	625
	10	expiring 9/18/06 @$95.25	8,688

		Total options purchased (cost $19,131)	9,313

		Total Investments, Before Outstanding Options Written 112.4%
		(cost $715,355,818)	770,345,129

		OUTSTANDING OPTIONS WRITTEN(a) Call Options
		Euro Futures
	12	expiring 11/30/05 @$96.25	(125)
	10	expiring 09/18/06 @$95.75	(3,875)

		Total outstanding options written (premiums received $6,740)	(4,000)

		Total Investments, Net of Outstanding Options Written 112.4%
		(cost $715,349,078; Note 5)	770,341,129
		Liabilities in excess of other assets(i) (12.4%)	(85,326,003)

		Net Assets 100.0%	$685,015,126

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to liquid.

GO—General Obligation.

LLC—Limited Liability Company.

M.T.N.—Medium Term Notes.

NA—National Association.

PAC—Planned Amortization Class.

(a)	Non-income producing security.
(b)	All or partial amount of security is segregated as initial margin for financial futures transactions.
(c)	Partial principle amount of $13,000,000 represents a to-be announced (“TBA”) mortgage dollar roll.
(d)	Standard and Poor’s Rating.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(g)	Portion of securities on loan with an aggregate market value of $70,426,447; cash collateral of $72,660,502 was received with which the portfolio purchased highly liquid short-term investments.
(h)	Variable rate instrument.
(i)	Liabilities in excess of other assets include net unrealized depreciation on financial futures as follows:

Open future contracts outstanding at September 30, 2005:

Number of Contracts	Type	Expiration Date	Value at 30-Sep-05	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions
205	U.S. T-Notes 5yr	Dec. 05	$21,957,422	$22,063,398	$(105,976)
23	90 Day Eurodollar	Dec. 05	5,497,863	5,505,893	(8,030)
26	U.S. Long Bond	Dec. 05	2,984,313	2,994,238	(9,925)
Short Positions
27	U.S. T-Notes 2yr	Dec. 05	5,559,047	5,584,295	25,248
25	U.S. T-Notes 10yr	Dec. 05	2,748,047	2,771,738	23,691

					$(74,992)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	49

Portfolio of Investments

as of September 30, 2005 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2005 were as follows:

Money Market Mutual Fund	19.6%
Mortgage Backed Securities	8.5
Oil & Gas Exploration & Production	6.4
Financial Services	4.8
Banking	4.0
Retail	3.2
Insurance	3.1
Pharmaceuticals	3.1
Semiconductors & Semiconductor Equipment	2.5
U.S. Government Securities	2.3
Commercial Mortgage Backed Securities	2.2
Aerospace/Defense	2.2
Foods	2.1
Medical Products & Services	2.1
Telecommunication Services	2.1
Computer Systems/Peripherals	1.9
Capital Markets	1.6
Health Care Providers & Services	1.5
Industrial Conglomerates	1.5
U.S. Government Obligations	1.5
Computer Software & Services	1.4
Diversified Manufacturing	1.4
Communications Equipment	1.2
Media & Entertainment	1.2
Asset Backed Securities	1.2
Media	1.1
Beverages	1.0
Biotechnology	1.0
Electrical Utilities	1.0
Real Estate Investment Trust	1.0
Software	1.0
Telecommunications	1.0
Health Care Services	0.9
Chemicals	0.8
Health Care Products	0.8
Hotels, Restaurants & Leisure	0.8
Independent Power Producers & Energy Traders	0.8
Tobacco	0.8
Automobiles	0.7
Electric	0.7
Electronic Components	0.7
Household Products	0.7
Telecommunications Equipment	0.7
Building & Construction	0.6
Commercial Services	0.6
Diversified Financial Services	0.6
Metals	0.6
Transportation	0.6
Brokerage	0.5

See Notes to Financial Statements.

50	Visit our website at www.jennisondryden.com

Distribution/Wholesale	0.5%
Energy Equipment & Services	0.5
Restaurants	0.5
Capital Goods	0.4
Data Processing/Management	0.4
Internet Software & Services	0.4
Machinery & Equipment	0.4
Multiline Retail	0.4
Non Captive Finance	0.4
Textiles, Apparel & Luxury Goods	0.4
Collateralized Mortgage Obligations	0.4
Apparel	0.3
Energy—Other	0.3
Health Care & Pharmaceutical	0.3
Household Durables	0.3
Non-Corporate	0.3
Oil & Gas Equipment & Services	0.3
Air Freight & Couriers	0.2
Automotive	0.2
Business Services	0.2
Cable	0.2
Containers	0.2
Cosmetics/Toiletries	0.2
Health Care Equipment & Supplies	0.2
Lodging	0.2
Internet & Catalog Retail	0.2
Specialty Retail	0.2
Technology	0.2
Foreign Government Obligations	0.2
Airlines	0.1
Building Materials & Construction	0.1
Consumer	0.1
Consumer Finance	0.1
Diversified Consumer Products	0.1
Education	0.1
Energy—Integrated	0.1
Gaming	0.1
Machinery	0.1
Miscellaneous Manufacturing	0.1
Pipeline & Other	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Packaging	0.1
Publishing	0.1
Railroads	0.1
Road & Rail	0.1
Structured Notes	0.1
Municipal Bond	0.1

112.4
Liabilities in excess of other assets	(12.4)

100.0%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	51

Statement of Assets and Liabilities

as of September 30, 2005

Assets
Investments at value, including securities on loan of $70,426,447 (cost $715,355,818)
Unaffiliated Investments (cost $580,814,368)	$635,803,679
Affiliated Investments (cost $134,541,450)	134,541,450
Receivable for investments sold	2,838,000
Dividends and interest receivable	2,057,594
Receivable for Series shares sold	35,529
Prepaid expenses	18,075
Due from broker—variation margin	14,416

Total assets	775,308,743

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	72,660,502
Payable for investments purchased	16,085,197
Payable to custodian	285,556
Management fee payable	369,449
Accrued expenses and other liabilities	256,769
Payable for Series shares reacquired	245,515
Transfer agent fee payable	222,161
Distribution fee payable	161,917
Outstanding call options written, at value (premiums received $6,740)	4,000
Deferred directors’ fees	2,551

Total liabilities	90,293,617

Net Assets	$685,015,126

Net assets were comprised of:
Common stock, at par	$48,884
Paid-in capital in excess of par	595,001,837

595,050,721
Undistributed net investment income	7,334,452
Accumulated net realized gain on investment transactions	27,712,894
Net unrealized appreciation on investments and financial futures contracts	54,917,059

Net assets, September 30, 2005	$685,015,126

See Notes to Financial Statements.

52	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share
($424,340,989 ÷ 30,307,429 shares of common stock issued and outstanding)	$14.00
Maximum sales charge (5.50% of offering price)	.82

Maximum offering price to public	$14.82

Class B
Net asset value, offering price and redemption price per share
($73,983,420 ÷ 5,305,803 shares of common stock issued and outstanding)	$13.94

Class C
Net asset value, offering price and redemption price per share
($13,499,928 ÷ 968,008 shares of common stock issued and outstanding)	$13.95

Class R
Net asset value, offering price and redemption price per share
($2,586 ÷ 184.775 shares of common stock issued and outstanding)	$14.00

Class Z
Net asset value, offering price and redemption price per share
($173,188,203 ÷ 12,302,252 shares of common stock issued and outstanding)	$14.08

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	53

Statement of Operations

Year Ended September 30, 2005

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $1,964)	$9,301,068
Interest	7,648,892
Affiliated interest income	1,377,685
Income from securities loaned, net	165,271

Total income	18,492,916

Expenses
Management fee	4,603,502
Distribution fee—Class A	1,072,242
Distribution fee—Class B	888,547
Distribution fee—Class C	142,214
Distribution fee—Class R	10
Transfer agent’s fee and expenses (including affiliated expenses of $725,700)	867,000
Custodian’s fees and expenses	309,000
Legal fees and expenses	72,000
Reports to shareholders	32,000
Registration fees	25,000
Insurance	22,000
Audit fee	22,000
Directors’ fees	22,000
Miscellaneous	8,712

Total expenses	8,086,227

Net investment income	10,406,689

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	54,457,502
Financial futures contracts	1,425,489
Options written	(109)

55,882,882

Net change in unrealized appreciation (depreciation) on:
Investments	3,596,869
Financial futures contracts	3,626
Options written	2,740

3,603,235

Net gain on investments	59,486,117

Net Increase In Net Assets Resulting From Operations	$69,892,806

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$10,406,689	$7,512,347
Net realized gain on investment transactions	55,882,882	53,838,003
Net change in unrealized appreciation (depreciation) on investments	3,603,235	23,676,656

Net increase in net assets resulting from operations	69,892,806	85,027,006

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(5,121,185)	(3,096,771)
Class B	(379,484)	—
Class C	(58,070)	—
Class Z	(2,510,153)	(1,626,404)

	(8,068,892)	(4,723,175)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	52,155,333	68,591,089
Net asset value of shares issued in reinvestment of dividends	7,702,120	4,510,771
Cost of shares reacquired	(141,029,407)	(143,641,696)

Net decrease in net assets from Series share transactions	(81,171,954)	(70,539,836)

Total increase (decrease)	(19,348,040)	9,763,995

Net Assets
Beginning of year	704,363,166	694,599,171

End of year(a)	$685,015,126	$704,363,166

(a) Includes undistributed net investment income of:	$7,334,452	$4,953,481

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	55

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and currently consists of six series: Dryden Active Allocation Fund (the “Series”), Jennison Growth Fund, Jennison Equity Opportunity Fund, Jennison Dryden Growth Allocation Fund, Jennison Dryden Moderate Allocation Fund and Jennison Dryden Conservative Allocation Fund. These financial statements relate to Dryden Active Allocation Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers

56	Visit our website at www.jennisondryden.com

or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market-value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	57

Notes to Financial Statements

Cont’d

caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase.

The Series’ principal reason for writing options is to realize, through receipt of premiums, greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the options.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Series, as a writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

58	Visit our website at www.jennisondryden.com

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2005, which are included in Receivable for Investments Sold and Payable for Investments Purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	59

Notes to Financial Statements

Cont’d

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

60	Visit our website at www.jennisondryden.com

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the Series’ daily average net assets up to $1 billion and .60 of 1% of the average net assets of the Series in excess of $1 billion. The effective management fee rate was .65 of 1% for the year ended September 30, 2005.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75% of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. For the period ended September 30, 2005, PIMS contractually agreed to limit such fees to .25 of 1% and .50% of 1% of the average daily net assets of the Class A shares and Class R shares, respectively.

PIMS has advised the Series that it received approximately $155,900 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2005. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2005, it received approximately $126,900 and $3,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively. PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Companies”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period October 1, 2004 through October 29, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA was incurred at market rates. The Companies paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and was allocated to the Companies pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	61

Notes to Financial Statements

Cont’d

Companies entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Companies pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Series did not borrow any amounts pursuant to the SCA during the fiscal year ended September 30, 2005.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $95,400 in total networking fees. These amounts are included in the transfer agent’s fees and expenses in the Statement of Operations.

PIM is the securities lending agent for the Series. For the year ended September 30, 2005, PIM has been compensated by the Series approximately $41,200 for these services.

The Series invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2005, the Series earned income of $1,377,682 and $165,271 from the Portfolio by investing its excess cash and collateral received from securities lending, respectively.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments and U.S. Government Securities, for the year ended September 30, 2005 were $680,743,783 and $764,324,235 respectively.

62	Visit our website at www.jennisondryden.com

Transactions in call options written during the year ended September 30, 2005 were as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Balance as of September 30, 2004	—	$—
Options written	51	11,723
Options closed	(29)	(4,983)

Balance as of September 30, 2005	22	$6,740

The amount of dollar rolls outstanding at September 30, 2005 was $13,021,562 (principal $13,000,000), which was 1.9% of total net assets.

As of September 30, 2005, the Series had securities on loan with an aggregate market value of $70,426,447. The Series received $72,660,502 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series’s securities lending procedures.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated net realized loss on investments. For the year ended September 30, 2005, the adjustments were to increase undistributed net investment income by $43,174, decrease accumulated net realized gain on investments by $178,174 and increase paid-in capital by $135,000 due to differences between financial reporting and tax accounting. Net investment income, net assets were not affected by this change.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$719,728,381	$71,382,777	$20,766,029	$50,616,748

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

In addition, the Series utilized all of its prior year capital loss carryforward of approximately $21,869,700 to offset net taxable gains realized in the fiscal year ended September 30, 2005.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	63

Notes to Financial Statements

Cont’d

For the years ended September 30, 2005 and September 30, 2004, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $8,068,892 and $4,723,175, respectively, from ordinary income. As of September 30, 2005, the accumulated undistributed ordinary income and long-term capital gains on the tax basis were $7,450,991 and $31,899,217, respectively.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares have a CDSC of 1% during the first 12 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into six series, three of which offer five classes, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 250 million authorized shares and the Series also may offer Class I shares, of which 250 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2005 Prudential owned 185 Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2005:
Shares sold	1,209,573	$16,429,897
Shares issued in reinvestment of dividends	358,065	4,776,588
Shares reacquired	(5,961,132)	(80,969,767)

Net increase (decrease) in shares outstanding before conversion	(4,393,494)	(59,763,282)
Shares issued upon conversion from Class B	1,537,386	21,156,164

Net increase (decrease) in shares outstanding	(2,856,108)	$(38,607,118)

64	Visit our website at www.jennisondryden.com

Class A	Shares	Amount
Year ended September 30, 2004:
Shares sold	1,842,296	$22,918,287
Shares issued in reinvestment of dividends	239,027	2,887,451
Shares reacquired	(6,275,147)	(78,035,868)

Net increase (decrease) in shares outstanding before conversion	(4,193,824)	(52,230,130)
Shares issued upon conversion from Class B	1,567,118	19,678,283

Net increase (decrease) in shares outstanding	(2,626,706)	$(32,551,847)

Class B
Year ended September 30, 2005:
Shares sold	639,726	$8,653,946
Shares issued in reinvestment of dividends	27,284	364,781
Shares reacquired	(1,231,741)	(16,680,645)

Net increase (decrease) in shares outstanding before conversion	(564,731)	(7,661,918)
Shares reacquired upon conversion into Class A	(1,539,246)	(21,156,164)

Net increase (decrease) in shares outstanding	(2,103,977)	$(28,818,082)

Year ended September 30, 2004:
Shares sold	1,212,841	$15,087,912
Shares reacquired	(1,365,625)	(17,000,309)

Net increase (decrease) in shares outstanding before conversion	(152,784)	(1,912,397)
Shares reacquired upon conversion into Class A	(1,568,432)	(19,678,283)

Net increase (decrease) in shares outstanding	(1,721,216)	$(21,590,680)

Class C
Year ended September 30, 2005:
Shares sold	275,525	$3,730,608
Shares issued in reinvestment of dividends	3,805	50,876
Shares reacquired	(435,023)	(5,886,259)

Net increase (decrease) in shares outstanding	(155,693)	$(2,104,775)

Year ended September 30, 2004:
Shares sold	353,512	$4,422,914
Shares reacquired	(337,616)	(4,214,060)

Net increase (decrease) in shares outstanding	15,896	$208,854

Class R
Period ended September 30, 2005*:
Shares sold	185	$2,500

Net increase (decrease) in shares outstanding	185	$2,500

Class Z
Year ended September 30, 2005:
Shares sold	1,713,034	$23,338,382
Shares issued in reinvestment of dividends	187,584	2,509,875
Shares reacquired	(2,751,402)	(37,492,736)

Net increase (decrease) in shares outstanding	(850,784)	$(11,644,479)

Year ended September 30, 2004:
Shares sold	2,089,845	$26,161,976
Shares issued in reinvestment of dividends	133,938	1,623,320
Shares reacquired	(3,555,192)	(44,391,459)

Net increase (decrease) in shares outstanding	(1,331,409)	$(16,606,163)

*	Commenced operations on December 17, 2004.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	65

Financial Highlights

Class A
Year Ended September 30, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.83

Income (loss) from investment operations
Net investment income	.21
Net realized and unrealized gain (loss) on investment transactions	1.12

Total from investment operations	1.33

Less Distributions
Dividends from net investment income	(.16)
Distributions from net realized gains	—

Total distributions	(.16)

Net asset value, end of year	$14.00

Total Return(c):	10.41%
Ratios/Supplemental Data:
Net assets, end of year (000)	$424,341
Average net assets (000)	$428,897
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.09%
Expenses, excluding distribution and service (12b-1) fees	.84%
Net investment income	1.52%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	119%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Effective October 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(d)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

66	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,
2004(a)	2003(a)	2002(b)	2001

$11.47	$9.60	$11.08	$13.76

.14	.12	.18	.44
1.31	1.96	(1.37)	(2.31)

1.45	2.08	(1.19)	(1.87)

(.09)	(.21)	(.29)	(.38)
—	—	—	(.43)

(.09)	(.21)	(.29)	(.81)

$12.83	$11.47	$9.60	$11.08

12.68%	21.91%	(11.18)%	(14.40)%

$425,614	$410,597	$369,410	$474,409
$429,046	$385,242	$461,051	$456,359

1.07%	1.11%	1.11%	1.21%
.82%	.86%	.86%	.96%
1.13%	1.12%	1.51%	2.21%

170%	212%	215%	134%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	67

Financial Highlights

Cont’d

Class B
Year Ended September 30, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.78

Income (loss) from investment operations
Net investment income	.11
Net realized and unrealized gain (loss) on investment transactions	1.10

Total from investment operations	1.21

Less Distributions
Dividends from net investment income	(.05)
Distributions from net realized gains	—

Total distributions	(.05)

Net asset value, end of year	$13.94

Total Return(c):	9.50%
Ratios/Supplemental Data:
Net assets, end of year (000)	$73,983
Average net assets (000)	$88,854
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.84%
Expenses, excluding distribution and service (12b-1) fees	.84%
Net investment income	.77%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Effective October 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

68	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,
2004(a)	2003(a)	2002(b)	2001

$11.42	$9.56	$11.00	$13.68

.05	.04	.10	.40
1.31	1.95	(1.36)	(2.35)

1.36	1.99	(1.26)	(1.95)

—	(.13)	(.18)	(.30)
—	—	—	(.43)

—	(.13)	(.18)	(.73)

$12.78	$11.42	$9.56	$11.00

11.91%	20.96%	(11.73)%	(14.99)%

$94,667	$104,308	$124,201	$181,313
$104,847	$113,112	$169,928	$225,621

1.82%	1.86%	1.86%	1.96%
.82%	.86%	.86%	.96%
.38%	.38%	.77%	1.55%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	69

Financial Highlights

Cont’d

Class C
Year Ended September 30, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.78

Income (loss) from investment operations
Net investment income	.11
Net realized and unrealized gain (loss) on investment transactions	1.11

Total from investment operations	1.22

Less Distributions
Dividends from net investment income	(.05)
Distributions from net realized gains	—

Total distributions	(.05)

Net asset value, end of year	$13.95

Total Return(c):	9.50%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,500
Average net assets (000)	$14,221
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.84%
Expenses, excluding distribution and service (12b-1) fees	.84%
Net investment income	.78%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Effective October 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

70	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2004(a)	2003(a)	2002(b)	2001

$11.42	$9.56	$11.00	$13.68

.05	.04	.08	.32
1.31	1.95	(1.34)	(2.27)

1.36	1.99	(1.26)	(1.95)

—	(.13)	(.18)	(.30)
—	—	—	(.43)

—	(.13)	(.18)	(.73)

$12.78	$11.42	$9.56	$11.00

11.91%	20.96%	(11.73)%	(14.99)%

$14,357	$12,655	$11,268	$16,423
$13,380	$12,132	$15,577	$14,019

1.82%	1.86%	1.86%	1.96%
.82%	.86%	.86%	.96%
.38%	.37%	.76%	1.43%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	71

Financial Highlights

Cont’d

	Class R
	December 17, 2004(a) Through September 30, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.53

Income from investment operations
Net investment income	.12
Net realized and unrealized loss on investment transactions	.35

Total from investment operations	.47

Net asset value, end of period	$14.00

Total Return(c):	3.40%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3
Average net assets (000)	$2
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.34	%(e)
Expenses, excluding distribution and service (12b-1) fees	.84	%(e)
Net investment income	1.48	%(e)

(a)	Commencement of operations.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

72	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended September 30, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.90

Income (loss) from investment operations
Net investment income	.24
Net realized and unrealized gain (loss) on investment transactions	1.13

Total from investment operations	1.37

Less Distributions
Dividends from net investment income	(.19)
Distributions from net realized gains	—

Total distributions	(.19)

Net asset value, end of year	$14.08

Total Return(c):	10.63%
Ratios/Supplemental Data:
Net assets, end of year (000)	$173,188
Average net assets (000)	$176,256
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.84%
Expenses, excluding distribution and service (12b-1) fees	.84%
Net investment income	1.76%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Effective October 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

74	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2004(a)	2003(a)	2002(b)	2001

$11.53	$9.66	$11.14	$13.79

.17	.14	.21	.35
1.32	1.97	(1.37)	(2.17)

1.49	2.11	(1.16)	(1.82)

(.12)	(.24)	(.32)	(.40)
—	—	—	(.43)

(.12)	(.24)	(.32)	(.83)

$12.90	$11.53	$9.66	$11.14

12.96%	22.11%	(10.86)%	(13.96)%

$169,725	$167,039	$166,036	$207,850
$171,470	$172,708	$206,376	$230,926

.82%	.86%	.86%	.96%
.82%	.86%	.86%	.96%
1.38%	1.36%	1.76%	2.51%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	75

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.—Dryden Active Allocation Fund:

We have audited the accompanying statement of assets and liabilities of The Prudential Investment Portfolios, Inc.—Dryden Active Allocation Fund (one of the portfolios constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004, were audited by another independent registered public accounting firm, whose report dated, November 25, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2005

76	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end September 30, 2005, as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended September 30, 2005, dividends paid from net investment income were $0.158 per share for Class A shares, $0.052 per share for Class B and C shares and $0.191 per share for Class Z shares, which are taxable as ordinary income.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 4.64% of the dividends paid from ordinary income in the fiscal year ended September 30, 2005 qualify for each of these states’ tax exclusion.

We also wish to advise you that 98.71% of the dividends paid from ordinary income in the fiscal year ended September 30, 2005 qualified for the corporate dividends received deduction available to corporate taxpayers.

The Fund intends to designate 100% of ordinary income dividends as qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2005.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	77

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1996(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1995(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

78	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Director since 1995(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (66), Director since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of PI; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 160 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	79

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (41), Acting Treasurer since 2005(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Deborah A. Docs (47), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporates Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC; Vice President and Bank Secrecy Act Officer (since July 2002) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of PI.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

80	Visit our website at www.jennisondryden.com

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadvisers (Prudential Investment Management, Inc. or PIM and Quantitative Management Associates LLC or QMA) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund	81

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Dryden Active Allocation Fund (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including a majority of the Independent Directors, met on May 24, 2005 and June 23, 2005 and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meeting, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered performance and expense comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. Peer Universes and Peer Groups are mutual funds grouped according to investment style. If the quartile refers to performance, then a fund in the first quartile is among the best performers. If the quartile refers to expenses, then a fund in the first quartile has among the lowest expenses.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund accounting, recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Active Allocation Fund

The Board received and considered information about the Fund’s historical performance for periods ending December 31, 2004, noting that the Fund had achieved performance that was in the first quartile over one-year and three-year

Visit our website at www.jennisondryden.com

periods, and performance that was in the second quartile over a five-year period in relation to the group of comparable funds in a Peer Universe. In addition, the Board noted that the Fund outperformed when compared against its benchmark index over the same time periods.

The Board determined that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.650% ranked in the fourth quartile Peer Group. The Board concluded that, in light of the Fund’s performance, the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund

Approval of Advisory Agreements (continued)

note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included the ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception
Class A	4.34%	1.73%	N/A	6.07%
Class B	4.50	1.97	N/A	5.98
Class C	8.50	2.15	N/A	5.98
Class R	N/A	N/A	N/A	N/A
Class Z	10.63	3.19	7.49%	8.13

Average Annual Total Returns (Without Sales Charges) as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception
Class A	10.41%	2.89%	N/A	6.75%
Class B	9.50	2.15	N/A	5.98
Class C	9.50	2.15	N/A	5.98
Class R	N/A	N/A	N/A	N/A
Class Z	10.63	3.19	7.49%	8.13

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, and C, 11/7/96; Class R, 12/17/04; and Class Z, 1/4/93.

The graph compares a $10,000 investment in the Dryden Active Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index by portraying the initial account values at the commencement of operations for Class A shares (November 7, 1996) and the account values at the end of the current fiscal year (September 30, 2005) as measured on a quarterly basis. The S&P 500 Index, Lehman Brothers U.S. Aggregate Bond Index, and the Customized Blend Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Lehman Brothers U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%). The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of up to 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Acting Treasurer •
Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain,
Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Active Allocation Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Active Allocation Fund
Share Class	A	B	C	R	Z
NASDAQ	PIBAX	PBFBX	PABCX	DAACR	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E636	74437E859

MF185E    IFS-A111555    Ed. 11/2005

JennisonDryden Asset Allocation Funds

SEPTEMBER 30, 2005	ANNUAL REPORT

JennisonDryden Conservative Allocation Fund

Objective: Current income and a reasonable level of capital appreciation

JennisonDryden Moderate Allocation Fund

Objective: Capital appreciation and a reasonable level of current income

JennisonDryden Growth Allocation Fund

Objective: Long-term capital appreciation

FUND TYPE

Balanced/allocation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

JENNISONDRYDEN ASSET ALLOCATION FUNDS

November 14, 2005

Dear Shareholder:

We hope you find the annual report for the JennisonDryden Asset Allocation Funds informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

JennisonDryden Asset Allocation Funds

JennisonDryden Asset Allocation Funds	1

Investment Adviser’s Report

Market Overview

The investing environment

The 12 months ended September 30, 2005, were a good time for investors overall, with positive returns in all major asset classes. World growth moderated from a 3.8% pace to 3.1%. The United States and Asian countries slowed from above-average growth, while Europe remained sluggish. Late in the period, the U.S. Gulf Coast was hit by hurricanes Katrina and Rita. When investors had digested the impact, they focused on the potential long-term consequences of higher energy prices, contributing to a market decline in September. Looking ahead, however, analysts slightly raised growth estimates for 2006, taking into account the planned $200 billion rebuilding effort.

Equity markets

Overall, the S&P 500 Index returned slightly more than its historical average, but most of the rise occurred in the last quarter of 2004. Although economic and earnings growth remained strong in 2005, investors looking ahead were concerned about slowing profit growth in 2006, the impact of energy prices on consumer demand for other goods, and rising interest rates. Within the U.S. equity market, small-cap stocks and value stocks once again outpaced large-cap and growth stocks. The energy sector had extraordinary gains as oil prices rose above $70 a barrel in the wake of the hurricanes. Utilities, which are typically value-style investments, also produced strong returns over the period. The materials, telecommunication services, and consumer discretionary sectors had positive but low returns. Internationally, stock market returns were significantly higher than in the United States. Although results for U.S. dollar-based investors were reduced by the steep rise of the dollar in the latter part of the reporting period, international markets generally outperformed U.S. markets even after currency adjustments.

Fixed income markets

U.S. investment-grade bonds generated modest returns over the period. Short-term yields, which are most affected by the Federal Reserve’s (Fed) monetary policy, rose as the Fed continued to make incremental rate increases to cool the U.S. economy and keep inflation low. Longer-term yields were more stable, with 30-year yields actually falling to reflect a benign inflation picture. As a result, longer-term bond investors had higher returns for the year. Mortgage-backed bonds performed better than Treasurys. Investors reaching for higher-yielding alternatives helped high yield corporate and emerging market bonds become the highest returning fixed income sectors. Strong U.S. economic growth and solid corporate fundamentals supported high yields while high commodity prices and continued fiscal improvement helped the bonds of many key emerging market countries.

2	Visit our website at www.jennisondryden.com

Your Fund’s Performance

SEPTEMBER 30, 2005	ANNUAL REPORT

JennisonDryden Conservative Allocation Fund

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Conservative Allocation Fund (the Fund) is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/05
	One Year	Since Inception[2]
Class A	9.92% (9.41)	10.03% (8.61)
Class B	9.11 (8.60)	8.78 (7.37)
Class C	9.11 (8.60)	8.78 (7.37)
Class Z	10.18 (9.67)	10.61 (9.18)
S&P 500 Index[3]	12.25	12.04
Russell 1000 Index[4]	14.26	13.76
JDAA Conservative Custom Blend[5]	8.02	8.26
Lipper Income Funds Avg.[6]	7.76	8.34

Average Annual Total Returns[1] as of 9/30/05
	One Year	Since Inception[2]
Class A	3.88% (3.40)	2.63% (1.74)
Class B	4.11 (3.60)	3.15 (2.22)
Class C	8.11 (7.60)	5.75 (4.83)
Class Z	10.18 (9.67)	6.93 (6.00)
S&P 500 Index[3]	12.25	7.88
Russell 1000 Index[4]	14.26	8.98
JDAA Conservative Custom Blend[5]	8.02	5.43
Lipper Income Funds Avg.[6]	7.76	5.47

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

4	Visit our website at www.jennisondryden.com

1Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 3/30/04. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Conservative Custom Blend, and Lipper Income Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

5The JennisonDryden Asset Allocation (JDAA) Conservative Custom Blend is a model portfolio consisting of the S&P 500 Index (5%), the S&P 500/Barra Growth Index (8%), the S&P 500/Barra Value Index (11%), the Russell 2500 Index (6%), the MSCI EAFE Index (10%), the Lehman Brothers U.S. Corporate High Yield Index (4%), the Lehman Brothers Intermediate Government Index (20%), the Merrill Lynch (ML) 1-3 Year Corporate Index (16%), and the 90-Day Treasury-Bill (20%). Each component of the JDAA Conservative Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Custom Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The JDAA Conservative Custom Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

6The Lipper Average represents returns based on the average return of all funds in the Lipper Income Funds category. Funds in the Lipper Average normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Conservative Custom Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

JennisonDryden Asset Allocation Funds	5

Investment Adviser’s Report

Performance Target—JDAA Conservative Custom Blend

The JennisonDryden Conservative Allocation Fund seeks to exceed a performance target—the JDAA Conservative Custom Blend—consisting of a weighted average return of nine securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2005, and their weightings in the JennisonDryden Conservative Custom Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Conservative Allocation Fund seeks to exceed this target by holding positions in specific JennisonDryden Mutual Funds. In response to market developments, the Fund’s Investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The S&P 500/Barra Value Index contains the market-weighted half of the S&P 500 Index with lower book-to-price ratios.

The S&P 500/Barra Growth Index contains the market-weighted half of the S&P 500 Index with higher book-to-price ratios.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

The Russell 2500 Index includes the smallest 2,500 securities in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers Intermediate Government Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies with between 1 and less than 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, below-investment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (“junk”) bonds have performed.

The Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The 90-Day Treasury Bill is derived from secondary market interest rates as published by the Federal Reserve Bank in release H.15 and reflects the return of a constant maturity 90-Day Treasury Bill.

6	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Conservative Allocation Fund Performance

The JennisonDryden Conservative Allocation Fund seeks to achieve returns higher than the custom benchmark described on the preceding page by investing in Jennison Dryden mutual funds. Ibbotson Associates determines the long-term strategic allocations to the mutual funds it holds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates (QMA) oversees the day-to-day allocation with current market conditions and the tax sensitivity of the Fund’s investors in mind.

Over the past year, Ibbotson recommended several shifts in the allocations to the underlying mutual funds. The most significant was a reduction in the level of cash from 20% to 7%, primarily in favor of short duration bonds. Changes of this magnitude are likely to be infrequent, and QMA is phasing in the change to avoid significant tax consequences. The Fund’s holdings at the end of its fiscal year are listed on p. 25.

The Conservative Allocation Fund outperformed its benchmark over this reporting period. In general, its relative performance can be analyzed into two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund

•	Fund manager’s performance, which is how the underlying Jennison Dryden mutual funds performed

Asset allocation decisions

The key driver of the custom benchmark’s return over the reporting period was its 40% exposure to U.S. and international stocks. Relative to this target, the Fund had a modest overweight in large-cap stocks through the Dryden Large Cap Core and Jennison 20/20 Funds. It also had slight overweights in mid-cap growth stocks through the Jennison U.S. Emerging Growth Fund and in international stocks through the Dryden International Stock Fund. These emphases helped performance over the period.

Bond returns overall were modest, contributing slightly to the Fund’s total return. The reduction in the allocation to cash initiated by Ibbotson Associates began at the end of the reporting period, and so did not significantly affect performance in this fiscal year. The Fund benefited from its relative underweight in fixed income securities.

Fund manager performance

On average, the underlying mutual funds had a successful period. The most significant outperformers relative to their benchmarks were the Jennison 20/20 Fund, the Jennison Value Fund, and the Jennison U.S. Emerging Growth Fund. The most significant underperformer was the Jennison Equity Opportunity Fund, which has a relatively small weight in the Conservative Allocation Fund, and so did not greatly affect its relative performance.

JennisonDryden Asset Allocation Funds	7

This Page Intentionally Left Blank

Your Fund’s Performance

SEPTEMBER 30, 2005	ANNUAL REPORT

JennisonDryden Moderate Allocation Fund

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Moderate Allocation Fund (the Fund) is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/05
	One Year	Since Inception[2]
Class A	14.77% (14.67)	15.11% (14.71)
Class B	13.95 (13.85)	13.84 (13.44)
Class C	14.05 (13.95)	13.94 (13.54)
Class Z	15.18 (15.08)	15.64 (15.23)
S&P 500 Index[3]	12.25	12.04
Russell 1000 Index[4]	14.26	13.76
JDAA Moderate Custom Blend[5]	12.16	12.25
Lipper Balanced Funds Avg.[6]	9.78	9.04

Average Annual Total Returns[1] as of 9/30/05
	One Year	Since Inception[2]
Class A	8.46% (8.36)	5.75% (5.50)
Class B	8.95 (8.85)	6.43 (6.17)
Class C	13.05 (12.95)	9.05 (8.80)
Class Z	15.18 (15.08)	10.13 (9.87)
S&P 500 Index[3]	12.25	7.88
Russell 1000 Index[4]	14.26	8.98
JDAA Moderate Custom Blend[5]	12.16	8.01
Lipper Balanced Funds Avg.[6]	9.78	5.93

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

10	Visit our website at www.jennisondryden.com

1Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 3/30/04. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Moderate Custom Blend and Lipper Balanced Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

5The JennisonDryden Asset Allocation (JDAA) Moderate Custom Blend is a model portfolio consisting of the S&P 500 Index (7%), the S&P 500/Barra Growth Index (12%), the S&P 500/Barra Value Index (17%), the Russell 2500 Index (12%), the MSCI EAFE Index (17%), the Lehman Brothers U.S. Corporate High Yield Index (5%), the Lehman Brothers Intermediate Government Index (15%), the Merrill Lynch (ML) 1-3 Year Corporate Index (10%), and the 90-Day Treasury-Bill (5%). Each component of the JDAA Moderate Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Custom Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The JDAA Moderate Custom Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

6The Lipper Average represents returns based on the average return of all funds in the Lipper Balanced Funds category. Funds in the Lipper Average have a primary objective to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Moderate Custom Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

JennisonDryden Asset Allocation Funds	11

Investment Adviser’s Report

Performance Target—JDAA Moderate Custom Blend

The JennisonDryden Moderate Allocation Fund seeks to exceed a performance target—the JDAA Moderate Custom Blend—consisting of a weighted average return of nine securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2005, and their weightings in the JennisonDryden Moderate Custom Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Moderate Allocation Fund seeks to exceed this target by holding positions in specific JennisonDryden Mutual Funds. In response to market developments, the Fund’s Investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The S&P 500/Barra Value Index contains the market-weighted half of the S&P 500 Index with lower book-to-price ratios.

The S&P 500/Barra Growth Index contains the market-weighted half of the S&P 500 Index with higher book-to-price ratios.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

The Russell 2500 Index includes the smallest 2,500 securities in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers Intermediate Government Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies with between 1 and less than 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, below-investment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (“junk”) bonds have performed.

The Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The 90-Day Treasury Bill is derived from secondary market interest rates as published by the Federal Reserve Bank in release H.15 and reflects the return of a constant maturity 90-Day Treasury Bill.

12	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Moderate Allocation Fund Performance

The JennisonDryden Moderate Allocation Fund seeks to achieve returns higher than the custom benchmark represented on the preceding page by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocation to the mutual funds primarily by analyzing their characteristic exposure to different asset classes and investment styles. Quantitative Management Associates (QMA) oversees the day-to-day allocation with current market conditions and the tax sensitivity of the Fund’s investors in mind.

Over the past year, Ibbotson recommended several shifts in the allocations to the underlying mutual funds. The most significant was a reduction of exposure to the Equity Opportunity Fund in favor of the Value Fund. This shift of approximately 8% was made in anticipation that the Value Fund would provide more consistent exposure to value stocks. Changes of this magnitude are likely to be infrequent, and QMA is phasing in the change to avoid significant tax consequences. The Fund’s holdings as of the end of its fiscal year are listed on p. 26.

The Moderate Allocation Fund outperformed its benchmark over this reporting period. In general, its relative performance can be analyzed into two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the fund

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed

Asset allocation decisions

The key driver of the custom benchmark’s return over the reporting period was its 65% target exposure to U.S. and international stocks. Relative to this target, the Fund had a modest overweight in large-cap stocks through the Dryden Large Cap Core and Jennison 20/20 Funds. It also had slight overweights in mid-cap growth stocks through the Jennison U.S. Emerging Growth Fund and in international stocks through the Dryden International Stock Fund. These emphases helped performance over the period.

Bond returns overall were modest, contributing slightly to the Fund’s total return. The Fund benefited from its relative underweight in fixed income securities.

Fund manager performance

On average, the underlying mutual funds had a successful period. The most significant outperformers relative to their benchmarks were the Jennison 20/20, Jennison Value, Jennison Growth, and Jennison U.S. Emerging Growth Funds. The most significant underperformer was Jennison Equity Opportunity Fund, which held some larger cap stocks over a period when mid-cap companies outperformed.

JennisonDryden Asset Allocation Funds	13

This Page Intentionally Left Blank

Your Fund’s Performance

SEPTEMBER 30, 2005	ANNUAL REPORT

JennisonDryden Growth Allocation Fund

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Growth Allocation Fund (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 9/30/05
	One Year	Since Inception[2]
Class A	20.02% (19.62)	20.14% (19.14)
Class B	19.04 (18.64)	18.80 (17.80)
Class C	19.24 (18.84)	19.00 (18.00)
Class Z	20.40 (20.00)	20.76 (19.75)
S&P 500 Index[3]	12.25	12.04
Russell 1000 Index[4]	14.26	13.76
JDAA Growth Custom Blend[5]	16.55	16.22
Lipper Multi-Cap Core Funds Avg.[6]	14.64	12.71

Average Annual Total Returns[1] as of 9/30/05
	One Year	Since Inception[2]
Class A	13.42% (13.04)	8.80% (8.19)
Class B	14.04 (13.64)	9.60 (8.96)
Class C	18.24 (17.84)	12.25 (11.62)
Class Z	20.40 (20.00)	13.34 (12.72)
S&P 500 Index[3]	12.25	7.88
Russell 1000 Index[4]	14.26	8.98
JDAA Growth Custom Blend[5]	16.55	10.54
Lipper Multi-Cap Core Funds Avg.[6]	14.64	8.26

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

16	Visit our website at www.jennisondryden.com

1Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 3/30/04. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Growth Custom Blend, and Lipper Multi-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

5The JennisonDryden Asset Allocation (JDAA) Growth Custom Blend is a model portfolio consisting of the S&P 500 Index (9%), the S&P 500/Barra Growth Index (16%), the S&P 500/Barra Value Index (20%), the Russell 2500 Index (20%), the MSCI EAFE Index (25%), the Lehman Brothers U.S. Corporate High Yield Index (2%), and the Lehman Brothers Intermediate Government Index (8%). Each component of the JDAA Growth Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Custom Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The JDAA Growth Custom Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

6The Lipper Average represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index, Russell 1000 Index, and JDAA Growth Custom Blend would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

JennisonDryden Asset Allocation Funds	17

Investment Adviser’s Report

Performance Target—JDAA Growth Custom Blend

The JennisonDryden Growth Allocation Fund seeks to exceed a performance target—the JDAA Growth Custom Blend—consisting of a weighted average return of seven securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2005, and their weightings in the JennisonDryden Growth Custom Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Growth Allocation Fund seeks to exceed this target by holding positions in specific JennisonDryden Mutual Funds. In response to market developments, the Fund’s Investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The S&P 500/Barra Value Index contains the market-weighted half of the S&P 500 Index with lower book-to-price ratios.

The S&P 500/Barra Growth Index contains the market-weighted half of the S&P 500 Index with higher book-to-price ratios.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

The Russell 2500 Index includes the smallest 2,500 securities in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Lehman Brothers Intermediate Government Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies with between 1 and less than 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, below-investment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers U.S. Corporate High Yield Index gives a broad look at how high yield (“junk”) bonds have performed.

The Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The 90-Day Treasury Bill is derived from secondary market interest rates as published by the Federal Reserve Bank in release H.15 and reflects the return of a constant maturity 90-Day Treasury Bill.

18	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Growth Allocation Fund Performance

The JennisonDryden Growth Allocation Fund seeks to achieve returns higher than the custom benchmark represented on the preceding page by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocation to the mutual funds primarily by analyzing their characteristic exposure to different asset classes and investment styles. Quantitative Management Associates (QMA) oversees the day-to-day allocation with current market conditions and the tax sensitivity of the Fund’s investors in mind.

Over the past year, Ibbotson recommended several shifts in the allocations to the underlying mutual funds. The most significant was a reduction of exposure to the Equity Opportunity Fund in favor of the Value Fund. This shift of approximately 10% was made in anticipation that the Value Fund would provide more consistent exposure to value stocks. Changes of this magnitude are likely to be infrequent, and QMA is phasing in the change to avoid significant tax consequences. The Fund’s holdings as of the end of its fiscal year are listed on p. 27.

The Growth Allocation Fund outperformed its benchmark over this reporting period. In general, its relative performance can be analyzed into two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the fund

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed

Asset allocation decisions

The key driver of the custom benchmark’s return over the reporting period was its 90% target exposure to stocks, comprising 25% targeted to international and 65% to domestic stocks. Relative to this target, the Fund had a modest overweight in large-cap stocks through the Dryden Large Cap Core and Jennison 20/20 Funds. It also had slight overweights in mid-cap growth stocks through the Jennison U.S. Emerging Growth Fund and in international stocks through the Dryden International Stock Fund. These emphases helped performance over the period.

Bond returns overall were modest, contributing slightly to the Fund’s total return. The Fund benefited from its relative underweight in fixed income securities.

Fund manager performance

On average, the underlying mutual funds had a successful period. The most significant outperformers relative to their benchmarks were the Jennison 20/20, Jennison Value, Jennison Growth, and Jennison U.S. Emerging Growth Funds. The most significant underperformer was the Jennison Equity Opportunity Fund, which held some larger-cap stocks over a period when mid-cap companies outperformed.

JennisonDryden Asset Allocation Funds	19

JennisonDryden Asset Allocation Funds

Ibbotson Associates

Ibbotson Associates, founded by Professor Roger Ibbotson, is a leading authority on asset allocation. It uses a number of quantitative and qualitative techniques to develop capital market expectations, recommend asset class models, evaluate the underlying funds, recommend portfolio construction, and monitor results.

Quantitative Management Associates

Quantitative Management Associates LLC (QMA), a Prudential Financial company, manages a broad array of U.S. and international equity funds for institutional and retail clients. In consultation with Ibbotson Associates, QMA oversees the asset allocation of the JennisonDryden Asset Allocation Funds. QMA’s core equity strategies are designed to outperform a specific index while maintaining similar risk characteristics. QMA’s investment strategy is based on the principles of behavioral finance.

Jennison Associates

Jennison Associates, a Prudential Financial company, actively manages growth, value, blend, global equity, and sector portfolios. Its investment process is based on original bottom-up fundamental research; individual security selection; consistent, disciplined investment philosophies; and implementation by experienced, specialized teams.

Prudential Fixed Income

Prudential Fixed Income, a Prudential Financial company, offers Dryden fixed income funds. It also offers a disciplined investment and risk management process, in-depth sector expertise, and one of the largest and most sophisticated research organizations in the industry. Its portfolio management and credit research teams use the latest analytical tools to examine risk characteristics and compile market data on thousands of bond issuers.

20	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2005, at the beginning of the period, and held through the six-month period ended September 30, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

JennisonDryden Asset Allocation Funds	21

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

JennisonDryden Conservative Allocation Fund		Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,055.60	0.72%	$3.71
	Hypothetical	$1,000.00	$1,021.46	0.72%	$3.65

Class B	Actual	$1,000.00	$1,051.79	1.47%	$7.56
	Hypothetical	$1,000.00	$1,017.70	1.47%	$7.44

Class C	Actual	$1,000.00	$1,051.79	1.47%	$7.56
	Hypothetical	$1,000.00	$1,017.70	1.47%	$7.44

Class Z	Actual	$1,000.00	$1,057.61	0.47%	$2.42
	Hypothetical	$1,000.00	$1,022.71	0.47%	$2.38

22	Visit our website at www.jennisondryden.com

JennisonDryden Moderate Allocation Fund		Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,077.21	0.75%	$3.91
	Hypothetical	$1,000.00	$1,021.31	0.75%	$3.80

Class B	Actual	$1,000.00	$1,074.20	1.50%	$7.80
	Hypothetical	$1,000.00	$1,017.55	1.50%	$7.59

Class C	Actual	$1,000.00	$1,075.11	1.50%	$7.80
	Hypothetical	$1,000.00	$1,017.55	1.50%	$7.59

Class Z	Actual	$1,000.00	$1,080.42	0.50%	$2.61
	Hypothetical	$1,000.00	$1,022.56	0.50%	$2.54

JennisonDryden Growth Allocation Fund		Beginning Account Value April 1, 2005	Ending Account Value September 30, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,098.12	0.75%	$3.94
	Hypothetical	$1,000.00	$1,021.31	0.75%	$3.80

Class B	Actual	$1,000.00	$1,092.90	1.50%	$7.87
	Hypothetical	$1,000.00	$1,017.55	1.50%	$7.59

Class C	Actual	$1,000.00	$1,094.81	1.50%	$7.88
	Hypothetical	$1,000.00	$1,017.55	1.50%	$7.59

Class Z	Actual	$1,000.00	$1,099.72	0.50%	$2.63
	Hypothetical	$1,000.00	$1,022.56	0.50%	$2.54

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2005, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2005 (to reflect the six-month period).

JennisonDryden Asset Allocation Funds	23

This Page Intentionally Left Blank

JennisonDryden Conservative Allocation Fund

Schedule of Investments

as of September 30, 2005

Description	Shares	Value (Note1)

LONG-TERM INVESTMENTS 97.9%

Mutual Funds
Dryden Government Income Fund, Inc. (Class Z)	353,241	$3,161,508
Dryden High Yield Fund, Inc. (Class Z)	95,159	544,311
Dryden International Equity Fund (Class Z)	244,769	1,732,965
Dryden Large-Cap Core Equity Fund (Class Z)	74,195	857,689
Dryden Short-Term Corporate Bond Fund (Class Z)	254,507	2,786,851
Dryden Ultra Short Bond Fund (Class Z)	247,576	2,391,580
Jennison 20/20 Focus Fund (Class Z)	65,016	967,435
Jennison Equity Opportunity Fund (Class Z)	25,127	470,886
Jennison Growth Fund (Class Z)	83,648	1,314,949
Jennison U.S. Emerging Growth Fund, Inc. (Class Z)	23,169	451,098
Jennison Value Fund (Class Z)	53,049	1,084,862

Total long-term investments (cost $14,795,084)		15,764,134

SHORT-TERM INVESTMENT 3.1%

Money Market Mutual Fund
Dryden Core Investment Fund-Taxable Money Market Series (cost $492,258; Note 3)	492,258	492,258

Total Investments(a) 101.0% (cost $15,287,342; Note 5)		16,256,392
Liabilities in excess of other assets (1.0%)		(165,493)

Net Assets 100.0%		$16,090,899

(a)	Prudential Investments LLC, the manager of the Fund also serves as manager of the underlying funds in which the Fund invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2005 was as follows:

Short-Term Debt	32.2%
U.S. Government Debt	19.6
Large-Cap Core	11.3
International	10.8
Large-Cap Growth	8.2
Large-Cap Value	6.7
Small/Mid-Cap	5.7
High Yield	3.4

97.9
Short-Term Investments	3.1
Liabilities in excess of other assets	(1.0)

100.0%

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	25

JennisonDryden Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2005

Description	Shares	Value (Note1)

LONG-TERM INVESTMENTS 97.9%

Mutual Funds
Dryden Government Income Fund, Inc. (Class Z)	667,040	$5,970,005
Dryden High Yield Fund, Inc. (Class Z)	352,558	2,016,633
Dryden International Equity Fund (Class Z)	1,185,242	8,391,516
Dryden Large-Cap Core Equity Fund (Class Z)	292,238	3,378,269
Dryden Short-Term Corporate Bond Fund, Inc. (Class Z)	468,550	5,130,623
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)	79,680	1,399,186
Dryden Ultra Short Bond Fund (Class Z)	168,108	1,623,926
Jennison 20/20 Focus Fund (Class Z)	326,956	4,865,109
Jennison Equity Opportunity Fund (Class Z)	207,127	3,881,559
Jennison Growth Fund (Class Z)	399,405	6,278,646
Jennison U.S. Emerging Growth Fund, Inc. (Class Z)	69,600	1,355,107
Jennison Value Fund (Class Z)	187,756	3,839,609

Total long-term investments (cost $43,198,352)		48,130,188

SHORT-TERM INVESTMENTS 2.5%

Money Market Mutual Fund
Dryden Core Investment Fund-Taxable Money Market Series (cost $1,252,349; Note 3)	1,252,349	1,252,349

Total Investments(a) 100.4% (cost $44,450,701; Note 5)		49,382,537
Liabilities in excess of other assets (0.4%)		(202,878)

Net Assets 100.0%		$49,179,659

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2005 was as follows:

International	17.1%
Large-Cap Core	16.8
Short-Term Debt	13.7
Large-Cap Growth	12.8
U.S. Government Debt	12.2
Small/Mid-Cap	10.6
Large-Cap Value	7.8
High Yield	4.1
Small-Cap Core	2.8

97.9
Short-Term Investments	2.5
Liabilities in excess of other assets	(0.4)

100.0%

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

JennisonDryden Growth Allocation Fund

Portfolio of Investments

as of September 30, 2005

Description	Shares	Value (Note 1)

LONG-TERM INVESTMENTS 97.6%

Mutual Funds
Dryden International Equity Fund (Class Z)	870,592	$6,163,788
Dryden Large-Cap Core Equity Fund (Class Z)	193,820	2,240,554
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)	96,411	1,692,972
Dryden Total Return Bond Fund, Inc. (Class Z)	87,044	1,108,942
Jennison 20/20 Focus Fund (Class Z)	187,682	2,792,707
Jennison Equity Opportunity Fund (Class Z)	119,027	2,230,564
Jennison Growth Fund (Class Z)	283,375	4,454,662
Jennison U.S. Emerging Growth Fund, Inc. (Class Z)	49,700	967,664
Jennison Value Fund (Class Z)	101,990	2,085,696

Total long-term investments (cost $20,366,173)		23,737,549

SHORT-TERM INVESTMENT 2.1%

Money Market Mutual Fund
Dryden Core Investment Fund-Taxable Money Market Series (cost $502,715; Note 3)	502,715	502,715

Total Investments(a) 99.7% (cost $20,868,888; Note 5)		24,240,264
Other assets in excess of liabilities 0.3%		74,130

Net Assets 100.0%		$24,314,394

(a)	Prudential Investments LLC, the manager of the Fund also serves as manager of the underlying funds in which the Fund invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2005 was as follows:

International	25.4%
Large-Cap Core	20.7
Large-Cap Growth	18.3
Mid-Cap Core	9.2
Large-Cap Value	8.6
Small-Cap Core	7.0
Multi-Sector Debt	4.5
Small/Mid-Cap Growth	3.9

97.6
Short-Term Investments	2.1
Other assets in excess of liabilities	0.3

100.0%

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	27

Statement of Assets and Liabilities

as of September 30, 2005

JennisonDryden Conservative Allocation Fund
Assets
Affiliated Investments, at value (cost $15,287,342)	$16,256,392
Receivable for Fund shares sold	11,660
Dividends receivable	11,276
Prepaid expenses	87

Total assets	16,279,415

Liabilities
Accrued expenses	109,118
Payable to custodian	60,084
Distribution fee payable	9,451
Management fee payable	5,499
Payable for Fund shares reacquired	2,013
Transfer agent fee payable	1,684
Deferred directors’ fees	667

Total liabilities	188,516

Net Assets	$16,090,899

Net assets were comprised of:
Common stock, at par	$1,496
Paid-in capital in excess of par	15,026,168

15,027,664
Undistributed net investment income	47,976
Accumulated net realized gain on investments	46,209
Net unrealized appreciation on investments	969,050

Net assets, September 30, 2005	$16,090,899

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

JennisonDryden Conservative Allocation Fund
Class A
Net asset value and redemption price per share ($5,929,087 ÷ 550,098 shares of common stock issued and outstanding)	$10.78
Maximum sales charge (5.50% of offering price)	.63

Maximum offering price to public	$11.41

Class B
Net asset value, offering price and redemption price per share ($8,241,011 ÷ 766,756 shares of common stock issued and outstanding)	$10.75

Class C
Net asset value, offering price and redemption price per share ($1,879,009 ÷ 174,836 shares of common stock issued and outstanding)	$10.75

Class Z
Net asset value, offering price and redemption price per share ($41,792 ÷ 3,869 shares of common stock issued and outstanding)	$10.80

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	29

Statement of Assets and Liabilities

as of September 30, 2005

JennisonDryden Moderate Allocation Fund
Assets
Affiliated Investments, at value (cost $44,450,701)	$49,382,537
Receivable for Fund shares sold	35,134
Dividends receivable	24,484
Prepaid expenses	215

Total assets	49,442,370

Liabilities
Accrued expenses	142,114
Payable to custodian	47,839
Payable for Fund shares reacquired	33,755
Distribution fee payable	27,840
Transfer agent fee payable	6,134
Management fee payable	4,360
Deferred directors’ fees	669

Total liabilities	262,711

Net Assets	$49,179,659

Net assets were comprised of:
Common stock, at par	$4,336
Paid-in capital in excess of par	44,128,280

44,132,616
Net investment loss	(669)
Accumulated net realized gain on investment transactions	115,876
Net unrealized appreciation on investments	4,931,836

Net assets, September 30, 2005	$49,179,659

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

JennisonDryden Moderate Allocation Fund

Class A
Net asset value and redemption price per share ($19,531,483 ÷ 1,721,695 shares of common stock issued and outstanding)	$11.34
Maximum sales charge (5.50% of offering price)	.66

Maximum offering price to public	$12.00

Class B
Net asset value, offering price and redemption price per share ($24,146,169 ÷ 2,129,580 shares of common stock issued and outstanding)	$11.34

Class C
Net asset value, offering price and redemption price per share ($4,988,623 ÷ 439,953 shares of common stock issued and outstanding)	$11.34

Class Z
Net asset value, offering price and redemption price per share ($513,384 ÷ 45,175 shares of common stock issued and outstanding)	$11.36

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	31

Statement of Assets and Liabilities

as of September 30, 2005

JennisonDryden Growth Allocation Fund
Assets
Affiliated Investments, at value (cost $20,868,888)	$24,240,264
Cash	139,126
Receivable for Fund shares sold	79,416
Dividends receivable	1,665
Prepaid expenses	115

Total assets	24,460,586

Liabilities
Accrued expenses	123,311
Distribution fee payable	14,586
Payable for Fund shares reacquired	3,999
Transfer agent fee payable	3,135
Deferred directors’ fees	667
Management fee payable	494

Total liabilities	146,192

Net Assets	$24,314,394

Net assets were comprised of:
Common stock, at par	$2,038
Paid-in capital in excess of par	20,931,298

20,933,336
Net investment loss	(667)
Accumulated net realized gain on investment transactions	10,349
Net unrealized appreciation on investments	3,371,376

Net assets, September 30, 2005	$24,314,394

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

JennisonDryden Growth Allocation Fund
Class A
Net asset value and redemption price per share ($7,572,504 ÷ 631,534 shares of common stock issued and outstanding)	$11.99
Maximum sales charge (5.50% of offering price)	.70

Maximum offering price to public	$12.69

Class B
Net asset value, offering price and redemption price per share ($13,552,305 ÷ 1,138,981 shares of common stock issued and outstanding)	$11.90

Class C
Net asset value, offering price and redemption price per share ($2,746,106 ÷ 230,617 shares of common stock issued and outstanding)	$11.91

Class Z
Net asset value, offering price and redemption price per share ($443,479 ÷ 36,892 shares of common stock issued and outstanding)	$12.02

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	33

Statement of Operations

Year Ended September 30, 2005

JennisonDryden Conservative Allocation Fund
Net Investment Income
Income
Affiliated dividend income	$352,265

Expenses
Management fee	26,431
Distribution fee—Class A	10,340
Distribution fee—Class B	70,323
Distribution fee—Class C	17,366
Custodian’s fees and expenses	42,000
Audit fee	17,000
Transfer agent’s fees and expenses (including affiliated expense of $13,000)	14,000
Reports to shareholders	10,000
Directors’ fees	8,000
Legal fees and expenses	5,000
Miscellaneous	3,347

Total expenses	223,807
Less: Expense subsidy (Note 2)	(59,729)

Net expenses	164,078

Net investment income	188,187

Net Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	36,754
Net capital gain distributions received	12,184

48,938

Net change in unrealized appreciation on investments	927,770

Net gain on investments	976,708

Net Increase In Net Assets Resulting From Operations	$1,164,895

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Statement of Operations

Year Ended September 30, 2005

JennisonDryden Moderate Allocation Fund
Net Investment Income
Income
Affiliated dividend income	$715,119

Expenses
Management fee	78,012
Distribution fee—Class A	35,430
Distribution fee—Class B	199,129
Distribution fee—Class C	43,215
Transfer agent’s fees and expenses (including affiliated expense of $46,900)	48,000
Custodian’s fees and expenses	44,000
Reports to shareholders	30,000
Audit fee	17,000
Legal fees and expenses	15,000
Directors’ fees	8,000
Miscellaneous	7,564

Total expenses	525,350
Less: Expense subsidy (Note 2)	(52,553)

Net expenses	472,797

Net investment income	242,322

Net Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	101,362
Net capital gain distributions received	50,132

151,494

Net change in unrealized appreciation on investments	4,649,900

Net gain on investments	4,801,394

Net Increase In Net Assets Resulting From Operations	$5,043,716

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	35

Statement of Operations

Year Ended September 30, 2005

JennisonDryden Growth Allocation Fund
Net Investment Loss
Income
Affiliated dividend income	$131,518

Expenses
Management fee	36,130
Distribution fee—Class A	12,813
Distribution fee—Class B	103,427
Distribution fee—Class C	22,676
Custodian’s fees and expenses	49,000
Transfer agent’s fees and expenses (including affiliated expense of $32,375)	34,000
Audit fee	16,000
Reports to shareholders	14,000
Legal fees and expenses	11,000
Directors’ fees	10,000
Miscellaneous	2,282

Total expenses	311,328
Less: Expense subsidy (Note 2)	(82,137)

Net expenses	229,191

Net investment loss	(97,673)

Net Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	44,427
Net capital gain distributions received	29,098

73,525

Net change in unrealized appreciation on investments	3,200,398

Net gain on investments	3,273,923

Net Increase In Net Assets Resulting From Operations	$3,176,250

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	JennisonDryden Conservative Allocation Fund
	Year Ended September 30, 2005	March 30, 2004* Through September 30, 2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$188,187	$35,780
Net realized gain (loss) on investment transactions	48,938	(2,264)
Net change in unrealized appreciation on investments	927,770	41,280

Net increase in net assets resulting from operations	1,164,895	74,796

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(75,002)	—
Class B	(78,279)	—
Class C	(19,723)	—
Class Z	(7,987)	—

	(180,991)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	8,484,987	10,390,597
Net asset value of shares issued in reinvestment of dividends	174,274	—
Cost of shares reacquired	(2,956,426)	(1,061,233)

Net increase in net assets from Fund share transactions	5,702,835	9,329,364

Total increase	6,686,739	9,404,160

Net Assets
Beginning of period	9,404,160	—

End of period(a)	$16,090,899	$9,404,160

(a) Includes undistributed net investment income of:	$47,976	$40,315

*	Inception date.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	37

Statement of Changes in Net Assets

	JennisonDryden Moderate Allocation Fund
	Year Ended September 30, 2005	March 30, 2004* Through September 30, 2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$242,322	$23,036
Net realized gain (loss) on investment transactions	151,494	(18,029)
Net change in unrealized appreciation on investments	4,649,900	281,936

Net increase in net assets resulting from operations	5,043,716	286,943

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(195,937)	—
Class B	(72,492)	—
Class C	(15,917)	—
Class Z	(9,550)	—

	(293,896)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	23,275,283	27,567,633
Net asset value of shares issued in reinvestment of dividends	285,069	—
Cost of shares reacquired	(5,948,117)	(1,036,972)

Net increase in net assets from Fund share transactions	17,612,235	26,530,661

Total increase	22,362,055	26,817,604

Net Assets
Beginning of period	26,817,604	—

End of period(a)	$49,179,659	$26,817,604

(a) Includes undistributed net investment income of:	$—	$33,316

*	Inception date.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	JennisonDryden Growth Allocation Fund
	Year Ended September 30, 2005	March 30, 2004* Through September 30, 2004
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(97,673)	$(34,978)
Net realized gain (loss) on investment transactions	73,525	(14,312)
Net change in unrealized appreciation on investments	3,200,398	170,978

Net increase in net assets resulting from operations	3,176,250	121,688

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(12,865)	—
Class Z	(1,361)	—

	(14,226)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	11,769,960	12,333,979
Net asset value of shares issued in reinvestment of dividends	14,127	—
Cost of shares reacquired	(2,627,612)	(459,772)

Net increase in net assets from Fund share transactions	9,156,475	11,874,207

Total increase	12,318,499	11,995,895

Net Assets
Beginning of period	11,995,895	—

End of period	$24,314,394	$11,995,895

*	Inception date.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	39

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Jennison Equity Opportunity Fund, Jennison Growth Fund, and Dryden Active Allocation Fund (formerly Prudential Active Balanced Fund) which are diversified funds and JennisonDryden Conservative Allocation Fund (“Conservative Allocation Portfolio”), JennisonDryden Moderate Allocation Fund (“Moderate Allocation Portfolio”) and JennisonDryden Growth Allocation Fund (“Growth Allocation Portfolio”) which are non-diversified. The inception date of the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio (collectively referred to as “Asset Allocation Portfolios”) was March 30, 2004.

The Conservative Allocation Portfolio’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Portfolio’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Portfolio’s investment objective is long-term capital appreciation. Each Asset Allocation Portfolio seeks to achieve its objective by investing in a combination of mutual funds in the JennisonDryden mutual fund family (each, an underlying fund). Each portfolio in the Asset Allocation Portfolios is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Asset Allocation Portfolios may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Asset Allocation Portfolios in the preparation of their financial statements.

Securities Valuation: Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Short-term investments maturing within sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market value.

40	Visit our website at www.jennisondryden.com

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis.

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Portfolio, semi-annually by the Moderate Allocation Portfolio and annually by the Growth Allocation Portfolio. Each Asset Allocation Portfolio declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Asset Allocation Portfolios’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Asset Allocation Portfolios with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Asset Allocation Portfolios. In connection therewith, PIM is obligated to keep certain books and records of the Asset Allocation Portfolios. PI pays for the services of PIM, the compensation of officers of the Asset Allocation Portfolios, occupancy and certain

JennisonDryden Asset Allocation Funds	41

Notes to Financial Statements

Cont’d

clerical and bookkeeping costs of the Asset Allocation Portfolios. The Asset Allocation Portfolios bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .20 of 1% of each of the Asset Allocation Portfolios’ daily average net assets. The effective management fee rate was .20 of 1% of each of the Asset Allocation Portfolio’s daily average net assets.

The Asset Allocation Portfolios have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Asset Allocation Portfolios. The Asset Allocation Portfolios compensate PIMS for distributing and servicing the Asset Allocation Portfolios’ Class A, B and C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Asset Allocation Portfolios.

Pursuant to the Class A, B and C Plans, the Asset Allocation Portfolios compensate PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PI has contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Asset Allocation Portfolios to .50 of 1% of each Asset Allocation Portfolios’ average daily net assets for the year ended September 30, 2005.

PIMS has advised the Asset Allocation Portfolios of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2005. These amounts were approximately as follows:

Portfolio	Class A
Conservative Allocation Portfolio	$104,700
Moderate Allocation Portfolio	269,400
Growth Allocation Portfolio	135,900

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

42	Visit our website at www.jennisondryden.com

PIMS has advised the Asset Allocation Portfolios of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the year ended September 30, 2005. These amounts were approximately as follows:

Portfolio	Class B	Class C
Conservative Allocation Portfolio	$22,900	$300
Moderate Allocation Portfolio	40,900	3,200
Growth Allocation Portfolio	22,900	1,500

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Asset Allocation Portfolios, along with other affiliated registered investment companies (the “Portfolios”), are party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from May 1, 2004 through October 28, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Portfolios paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Portfolios pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 28, 2004. Effective October 29, 2004, the Portfolios entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Portfolios pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement was October 28, 2005. Effective October 29, 2005, the Portfolios renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Portfolios pay a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 27, 2006. The Asset Allocation Portfolios did not borrow any amounts pursuant to the SCA during the year ended September 30, 2005.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates.

The Asset Allocation Portfolios pay networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear

JennisonDryden Asset Allocation Funds	43

Notes to Financial Statements

Cont’d

mutual fund transactions through a national clearing system. These amounts are included in the transfer agent fees and expenses in the Statement of Operations. For the year ended September 30, 2005, the Asset Allocation Portfolios incurred approximately the following networking fees:

Portfolios
Conservative Allocation Portfolio	$2,600
Moderate Allocation Portfolio	19,400
Growth Allocation Portfolio	8,300

The Asset Allocation Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2005, the Asset Allocation Portfolios earned income of $9,467, $27,359 and $10,520 from the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio, respectively, by investing its excess cash.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 2005 were as follows:

Portfolios	Purchases	Sales
Conservative Allocation Portfolio	$ 6,898,842	$1,410,000
Moderate Allocation Portfolio	20,686,563	1,960,000
Growth Allocation Portfolio	9,832,841	1,075,000

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on

44	Visit our website at www.jennisondryden.com

investments. For the period ended September 30, 2005, the adjustments were as follows:

Portfolios	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital in Excess of Par
Conservative Allocation Portfolio(a)	$465	$(465)	—
Moderate Allocation Portfolio(b)	17,589	(17,589)	—
Growth Allocation Portfolio(b)(c)	111,232	(48,686)	$(62,546)

(a)	Reclassification of ordinary income distribution.
(b)	Overdistribution of net investment income.
(c)	Reclass of net operating loss.

For the year ended September 30, 2005, the tax character of dividends paid as reflected in the Statement of Changes were as follows:

Portfolios	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Portfolio	$180,991	—
Moderate Allocation Portfolio	293,896	—
Growth Allocation Portfolio	—	$14,226

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Portfolios	Accumulated Ordinary Income	Accumulated Long-Term Capital Gains
Conservative Allocation Portfolio	$87,432	$23,839
Moderate Allocation Portfolio	34,086	95,574
Growth Allocation Portfolio	—	25,095

The United States federal income tax basis and unrealized appreciation (depreciation) of the Asset Allocation Portfolios’ investments as of September 30, 2005 were as follows:

Portfolios	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
Conservative Allocation Portfolio	$15,303,761	$1,110,331	$(157,700)	$952,631
Moderate Allocation Portfolio	44,464,485	5,168,934	(250,882)	4,918,052
Growth Allocation Portfolio	20,883,634	3,366,689	(10,059)	3,356,630

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

JennisonDryden Asset Allocation Funds	45

Notes to Financial Statements

Cont’d

Note 6. Capital

The Company offers Class A, Class B, Class C and Class Z shares. There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series and four classes, designated Class A, Class B, Class C and Class Z. Each class of par value shares represents an interest in the same assets of the Company and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. As of September 30, 2005 Prudential owned one share of Class A, B, C and Z shares of the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio.

Transactions in shares of common stock were as follows:

Conservative Allocation Portfolio:

Class A	Shares	Amount
Year ended September 30, 2005:
Shares sold	353,390	$3,671,482
Shares issued in reinvestment of dividends	6,995	71,997
Shares reacquired	(85,371)	(892,132)

Net increase (decrease) in shares outstanding before conversion	275,014	2,851,347
Shares issued upon conversion from Class B	20,682	216,784

Net increase (decrease) in shares outstanding	295,696	$3,068,131

March 30, 2004* through September 30, 2004:
Shares sold	286,498	$2,838,421
Shares reacquired	(36,841)	(364,954)

Net increase (decrease) in shares outstanding before conversion	249,657	2,473,467
Shares issued upon conversion from Class B	4,745	47,157

Net increase (decrease) in shares outstanding	254,402	$2,520,624

46	Visit our website at www.jennisondryden.com

Class B	Shares	Amount
Year ended September 30, 2005:
Shares sold	377,364	$3,890,082
Shares issued in reinvestment of dividends	7,348	75,589
Shares reacquired	(122,259)	(1,264,356)

Net increase (decrease) in shares outstanding before conversion	262,453	2,701,315
Shares reacquired upon conversion into Class A	(20,675)	(216,784)

Net increase (decrease) in shares outstanding	241,778	$2,484,531

March 30, 2004* through September 30, 2004:
Shares sold	558,496	$5,525,675
Shares reacquired	(28,761)	(281,940)

Net increase (decrease) in shares outstanding before conversion	529,735	5,243,735
Shares reacquired upon conversion into Class A	(4,757)	(47,157)

Net increase (decrease) in shares outstanding	524,978	$5,196,578

Class C
Year ended September 30, 2005:
Shares sold	78,760	$813,134
Shares issued in reinvestment of dividends	1,886	19,378
Shares reacquired	(34,247)	(359,975)

Net increase (decrease) in shares outstanding	46,399	$472,537

March 30, 2004* through September 30, 2004:
Shares sold	158,998	$1,578,787
Shares reacquired	(30,561)	(306,092)

Net increase (decrease) in shares outstanding	128,437	$1,272,695

Class Z
Year ended September 30, 2005:
Shares sold	10,739	$110,289
Shares issued in reinvestment of dividends	715	7,310
Shares reacquired	(41,648)	(439,963)

Net increase (decrease) in shares outstanding	(30,194)	$(322,364)

March 30, 2004* through September 30, 2004:
Shares sold	44,968	$447,714
Shares reacquired	(10,905)	(108,247)

Net increase (decrease) in shares outstanding	34,063	$339,467

JennisonDryden Asset Allocation Funds	47

Notes to Financial Statements

Cont’d

Moderate Allocation Portfolio:

Class A	Shares	Amount
Year ended September 30, 2005:
Shares sold	906,006	$9,705,048
Shares issued in reinvestment of dividends and distributions	17,751	189,875
Shares reacquired	(289,689)	(3,082,653)

Net increase (decrease) in shares outstanding before conversion	634,068	6,812,270
Shares issued, upon conversion from Class B	104,143	1,161,963

Net increase (decrease) in shares outstanding	738,211	$7,974,233

March 30, 2004* through September 30, 2004:
Shares sold	1,011,338	$9,999,645
Shares reacquired	(31,199)	(307,316)

Net increase (decrease) in shares outstanding before conversion	980,139	9,692,329
Shares issued, upon conversion from Class B	3,345	33,348

Net increase (decrease) in shares outstanding	983,484	$9,725,677

Class B
Year ended September 30, 2005:
Shares sold	1,042,899	$11,059,577
Shares issued in reinvestment of dividends and distributions	6,621	70,951
Shares reacquired	(130,084)	(1,396,501)

Net increase (decrease) in shares outstanding before conversion	919,436	9,734,027
Shares reacquired, upon conversion into Class A	(104,192)	(1,161,963)

Net increase (decrease) in shares outstanding	815,244	$8,572,064

March 30, 2004* through September 30, 2004:
Shares sold	1,351,742	$13,368,125
Shares reacquired	(34,053)	(334,631)

Net increase (decrease) in shares outstanding before conversion	1,317,689	13,033,494
Shares reacquired, upon conversion into Class A	(3,353)	(33,348)

Net increase (decrease) in shares outstanding	1,314,336	$13,000,146

Class C
Year ended September 30, 2005:
Shares sold	189,124	$2,014,210
Shares issued in reinvestment of dividends and distributions	1,371	14,696
Shares reacquired	(76,011)	(822,953)

Net increase (decrease) in shares outstanding	114,484	$1,205,953

March 30, 2004* through September 30, 2004:
Shares sold	357,895	$3,549,629
Shares reacquired	(32,426)	(318,931)

Net increase (decrease) in shares outstanding	325,469	$3,230,698

48	Visit our website at www.jennisondryden.com

Class Z	Shares	Amount
Year ended September 30, 2005:
Shares sold	45,495	$496,448
Shares issued in reinvestment of dividends and distributions	894	9,547
Shares reacquired	(59,011)	(646,010)

Net increase (decrease) in shares outstanding	(12,622)	$(140,015)

March 30, 2004* through September 30, 2004:
Shares sold	65,500	$650,234
Shares reacquired	(7,703)	(76,094)

Net increase (decrease) in shares outstanding	57,797	$574,140

Growth Allocation Portfolio:

Class A
Year ended September 30, 2005:
Shares sold	360,877	$4,013,397
Shares issued in reinvestment of dividends	1,162	12,767
Shares reacquired	(100,242)	(1,115,594)

Net increase (decrease) in shares outstanding before conversion	261,797	2,910,570
Shares issued upon conversion from Class B	28,072	324,169

Net increase (decrease) in shares outstanding	289,869	$3,234,739

March 30, 2004* through September 30, 2004:
Shares sold	348,621	$3,455,171
Shares reacquired	(15,159)	(146,900)

Net increase (decrease) in shares outstanding before conversion	333,462	3,308,271
Shares issued upon conversion from Class B	8,203	81,839

Net increase (decrease) in shares outstanding	341,665	$3,390,110

Class B
Year ended September 30, 2005:
Shares sold	592,445	$6,441,264
Shares reacquired	(85,297)	(939,164)

Net increase (decrease) in shares outstanding before conversion	507,148	5,502,100
Shares reacquired upon conversion into Class A	(28,253)	(324,169)

Net increase (decrease) in shares outstanding	478,895	$5,177,931

March 30, 2004* through September 30, 2004:
Shares sold	681,473	$6,717,172
Shares reacquired	(13,166)	(128,353)

Net increase (decrease) in shares outstanding before conversion	668,307	6,588,819
Shares reacquired upon conversion into Class A	(8,221)	(81,839)

Net increase (decrease) in shares outstanding	660,086	$6,506,980

JennisonDryden Asset Allocation Funds	49

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended September 30, 2005:
Shares sold	104,646	$1,149,304
Shares reacquired	(45,540)	(508,713)

Net increase (decrease) in shares outstanding	59,106	$640,591

March 30, 2004* through September 30, 2004:
Shares sold	175,871	$1,741,460
Shares reacquired	(4,360)	(42,399)

Net increase (decrease) in shares outstanding	171,511	$1,699,061

Class Z
Year ended September 30, 2005:
Shares sold	14,879	$165,995
Shares issued in reinvestment of dividends	124	1,360
Shares reacquired	(5,890)	(64,141)

Net increase (decrease) in shares outstanding	9,113	$103,214

March 30, 2004* through September 30, 2004:
Shares sold	42,270	$420,176
Shares reacquired	(14,491)	(142,120)

Net increase (decrease) in shares outstanding	27,779	$278,056

*	Inception date on March 30, 2004.

50	Visit our website at www.jennisondryden.com

Financial Highlights

	JennisonDryden Conservative Allocation Fund Class A
	Year Ended September 30, 2005(a)	March 30, 2004(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.01	$10.00

Income (loss) from investment operations
Net investment income	.20	.05
Net realized and unrealized gain (loss) on investment transactions	.78	(.04)

Total from investment operations	.98	.01

Less Distributions
Dividends from net investment income	(.21)	—

Net asset value, end of period	$10.78	$10.01

Total Return(c):	9.92%	.10%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,929	$2,548
Average net assets (000)	$4,136	$1,535
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees(e)	.75%	.75	%(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(f)
Net investment income	1.89%	1.69	%(f)
For Class A, B, C and Z shares:
Portfolio turnover rate	11%	3	%(g)

(a)	Calculated based upon average shares outstanding during the year.
(b)	Inception date of Class A shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.20% and 6.16%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been 1.49% and (5.25)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	51

Financial Highlights

Cont’d

	JennisonDryden Conservative Allocation Fund Class B
	Year Ended September 30, 2005(a)	March 30, 2004(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.97	$10.00

Income (loss) from investment operations
Net investment income	.12	.03
Net realized and unrealized gain (loss) on investment transactions	.78	(.06)

Total from investment operations	.90	(.03)

Less Distributions
Dividends from net investment income	(.12)	—

Net asset value, end of period	$10.75	$9.97

Total Return(c):	9.11%	(.30)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,241	$5,234
Average net assets (000)	$7,032	$3,253
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	1.50%	1.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(e)
Net investment income	1.18%	.93	%(e)

(a)	Calculated based upon average shares outstanding during the year.
(b)	Inception date of Class B shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.95% and 6.91%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been .71% and (6.02)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

52	Visit our website at www.jennisondryden.com

	JennisonDryden Conservative Allocation Fund Class C
	Year Ended September 30, 2005(a)	March 30, 2004(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.97	$10.00

Income (loss) from investment operations
Net investment income	.12	.03
Net realized and unrealized gain (loss) on investment transactions	.78	(.06)

Total from investment operations	.90	(.03)

Less Distributions
Dividends from net investment income	(.12)	—

Net asset value, end of period	$10.75	$9.97

Total Return(c):	9.11%	(.30)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,879	$1,281
Average net assets (000)	$1,737	$983
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	1.50%	1.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(e)
Net investment income	1.17%	.91	%(e)

(a)	Calculated based upon average shares outstanding during the year.
(b)	Inception date of Class C shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.95% and 6.91%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been .69% and (6.02)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	53

Financial Highlights

Cont’d

	JennisonDryden Conservative Allocation Fund Class Z
	Year Ended September 30, 2005(a)	March 30, 2004(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.03	$10.00

Income (loss) from investment operations
Net investment income	.24	.09
Net realized and unrealized gain (loss) on investment transactions	.77	(.06)

Total from investment operations	1.01	.03

Less Distributions
Dividends from net investment income	(.24)	—

Net asset value, end of period	$10.80	$10.03

Total Return(c):	10.18%	.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$42	$342
Average net assets (000)	$311	$312
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	.50%	.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(e)
Net investment income	2.27%	1.90	%(e)

(a)	Calculated based upon average shares outstanding during the year.
(b)	Inception date of Class Z shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .95% and 5.91%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been 1.63% and (5.00)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

	JennisonDryden Moderate Allocation Fund Class A
	Year Ended September 30, 2005	March 30, 2004(a)(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.03	$10.00

Income (loss) from investment operations
Net investment income	.13	.04
Net realized and unrealized gain (loss) on investment transactions	1.34	(.01)

Total from investment operations	1.47	.03

Less Distributions
Dividends from net investment income	(.16)	—

Net asset value, end of period	$11.34	$10.03

Total Return(c):	14.77%	.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$19,532	$9,863
Average net assets (000)	$14,172	$5,632
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees(e)	.75%	.75	%(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(f)
Net investment income	1.08%	.74	%(f)
For Class A, B, C and Z shares:
Portfolio turnover rate	5%	6	%(g)

(a)	Inception date of Class A shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .88% and 2.61%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been .95% and (1.07)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	55

Financial Highlights

Cont’d

	JennisonDryden Moderate Allocation Fund Class B
	Year Ended September 30, 2005	March 30, 2004(a)(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.99	$10.00

Income (loss) from investment operations
Net investment income	.04	—	(c)
Net realized and unrealized gain (loss) on investment transactions	1.35	(.01)

Total from investment operations	1.39	(.01)

Less Distributions
Dividends from net investment income	(.04)	—

Net asset value, end of period	$11.34	$9.99

Total Return(d):	13.95%	(.10)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$24,146	$13,124
Average net assets (000)	$19,913	$7,614
Ratios to average net assets:(e)
Expenses, including distribution and service (12b-1) fees	1.50%	1.50	%(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(f)
Net investment income	.33%	—	(f)(g)

(a)	Inception date of Class B shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.63% and 3.36%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been .20% and (1.84)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(f)	Annualized.
(g)	Less than .005%.

See Notes to Financial Statements.

56	Visit our website at www.jennisondryden.com

	JennisonDryden Moderate Allocation Fund Class C
	Year Ended September 30, 2005	March 30, 2004(a)(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.99	$10.00

Income (loss) from investment operations
Net investment income (loss)	.04	—	(c)
Net realized and unrealized gain (loss) on investment transactions	1.35	(.01)

Total from investment operations	1.39	(.01)

Less Distributions
Dividends from net investment income	(.04)	—

Net asset value, end of period	$11.34	$9.99

Total Return(d):	14.05%	(.10)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,989	$3,250
Average net assets (000)	$4,321	$2,407
Ratios to average net assets:(e)
Expenses, including distribution and service (12b-1) fees	1.50%	1.50	%(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(f)
Net investment income (loss)	.35%	(.02	)%(f)

(a)	Inception date of Class C shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.63% and 3.36%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been .21% and (2.02)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(f)	Annualized.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	57

Financial Highlights

Cont’d

	JennisonDryden Moderate Allocation Fund Class Z
	Year Ended September 30, 2005	March 30, 2004(a)(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.04	$10.00

Income (loss) from investment operations
Net investment income	.18	.05
Net realized and unrealized gain (loss) on investment transactions	1.33	(.01)

Total from investment operations	1.51	.04

Less Distributions
Dividends from net investment income	(.19)	—

Net asset value, end of period	$11.36	$10.04

Total Return(c):	15.18%	.40%
Ratios/Supplemental Data:
Net assets, end of period (000)	$513	$580
Average net assets (000)	$600	$497
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	.50%	.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(e)
Net investment income	1.43%	.97	%(e)

(a)	Inception date of Class Z shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .63% and 2.36%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been 1.28% and (1.17)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

58	Visit our website at www.jennisondryden.com

	JennisonDryden Growth Allocation Fund Class A
	Year Ended September 30, 2005	March 30, 2004(a)(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.01	$10.00

Income (loss) from investment operations
Net investment income (loss)	.01	(.02)
Net realized and unrealized gain on investment transactions	2.00	.03

Total from investment operations	2.01	.01

Less Distributions
Dividends from net investment income	(.03)	—

Net asset value, end of period	$11.99	$10.01

Total Return(c):	20.02%	.10%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,573	$3,421
Average net assets (000)	$5,125	$2,226
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees(e)	.75%	.75	%(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(f)
Net investment loss	(.02)%	(.40	)%(f)
For Class A, B, C and Z shares:
Portfolio turnover rate	6%	6	%(g)

(a)	Inception date of Class A shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.20% and 4.82%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been (.47)% and (4.51)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	59

Financial Highlights

Cont’d

	JennisonDryden Growth Allocation Fund Class B
	Year Ended September 30, 2005	March 30, 2004(a)(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.98	$10.00

Income (loss) from investment operations
Net investment loss	(.07)	(.06)
Net realized and unrealized gain on investment transactions	1.99	.04

Total from investment operations	1.92	(.02)

Net asset value, end of period	$11.90	$9.98

Total Return(c):	19.04%	(.20)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$13,552	$6,585
Average net assets (000)	$10,343	$3,987
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	1.50%	1.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(e)
Net investment loss	(.80)%	(1.15	)%(e)

(a)	Inception date of Class B shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.95% and 5.57%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been (1.25)% and (5.09)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

60	Visit our website at www.jennisondryden.com

	JennisonDryden Growth Allocation Fund Class C
	Year Ended September 30, 2005	March 30, 2004(a)(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.98	$10.00

Income (loss) from investment operations
Net investment loss	(.07)	(.06)
Net realized and unrealized gain on investment transactions	2.00	.04

Total from investment operations	1.93	(.02)

Net asset value, end of period	$11.91	$9.98

Total Return(c):	19.24%	(.20)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,746	$1,711
Average net assets (000)	$2,268	$1,282
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	1.50%	1.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(e)
Net investment loss	(.74)%	(1.14	)%(e)

(a)	Inception date of Class C shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.95% and 5.57%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been (1.22)% and (5.46)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

JennisonDryden Asset Allocation Funds	61

Financial Highlights

Cont’d

	JennisonDryden Growth Allocation Fund Class Z
	Year Ended September 30, 2005	March 30, 2004(a)(b) Through September 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.03	$10.00

Income (loss) from investment operations
Net investment income (loss)	.04	(.01)
Net realized and unrealized gain on investment transactions	2.00	.04

Total from investment operations	2.04	.03

Less Distributions
Dividends from net investment income	(.05)	—

Net asset value, end of period	$12.02	$10.03

Total Return(c):	20.40%	.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$443	$279
Average net assets (000)	$392	$237
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees	.50%	.50	%(e)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50	%(e)
Net investment income (loss)	.28%	(.14	)%(e)

(a)	Inception date of Class Z shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .95% and 4.57%, for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The investment income/(loss) ratios would have been (.19)% and (4.67)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
(e)	Annualized.

See Notes to Financial Statements.

62	Visit our website at www.jennisondryden.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities of The Prudential Investment Portfolios, Inc. (comprised of JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Growth Allocation Fund, hereafter referred to as the “Funds”), including the portfolios of investments, as of September 30, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 30, 2004 (commencement of operations) to September 30, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2005, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year ended September 30, 2005 and for the period from March 30, 2004 to September 30, 2004, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2005

JennisonDryden Asset Allocation Funds	63

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1996(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1995(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

64	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Director since 1995(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 1996(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 160 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	65

Notes to Financial Statements

(Unaudited) Cont’d

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (47), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC. Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (41), Acting Treasurer since 2005

Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

66	Visit our website at www.jennisondryden.com

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager the Subadviser or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	67

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2005) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2005, dividends paid from net investment income for Class A, B, C and Z shares which are taxable as ordinary income were as follows:

JennisonDryden Conservative Allocation Fund
Class A	$0.21
Class B	$0.12
Class C	$0.12
Class Z	$0.24

JennisonDryden Moderate Allocation Fund
Class A	$0.16
Class B	$0.04
Class C	$0.04
Class Z	$0.19

We are advising you that during its fiscal year ended September 30, 2005, distributions paid from long-term capital gains were as follows:

JennisonDryden Growth Allocation Fund
Class A	$0.03
Class Z	$0.05

We wish to advise you the corporate dividends received deduction were as follows:

JennisonDryden Conservative Allocation Fund	37.69%
JennisonDryden Moderate Allocation Fund	60.87%

Only funds that invest in U.S. equity securities are entitled to pass through corporate dividends received deduction.

68	Visit our website at www.jennisondryden.com

The JennisonDryden Asset Allocation Funds will designate ordinary income dividends as qualified for the reduced tax rate under the Jobs and Growth Relief Reconciliation Act of 2003 as follows:

Payable Date	JennisonDryden Conservative Allocation	JennisonDryden Moderate Allocation
10/15/2004	36.09%	—
12/16/2004	36.09%	91.17%
4/15/2005	0.00%	—
6/16/2005	—	0.00%
7/14/2005	0.00%	—

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2005.

JennisonDryden Asset Allocation Funds	69

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the JennisonDryden Asset Allocation Funds, which consist of JennisonDryden Conservative Allocation Fund (“Conservative Allocation Fund”), JennisonDryden Moderate Allocation Fund (“Moderate Allocation Fund”) and JennisonDryden Growth Allocation Fund (“Growth Allocation Fund”) (collectively referred to as the “Funds”). As required by law, the Board determines annually whether to renew the Funds’ management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement. The Board, including a majority of the Independent Trustees, met on May 24, 2005 and June 23, 2005, and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of each of the Funds and their shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered performance and expense comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. Peer Universes and Peer Groups are mutual funds grouped according to investment style. If the quartile refers to performance, then a fund in the first quartile is among the best performers. If the quartile refers to expenses, then a fund in the first quartile has among the lowest expenses.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and Quantitative Management Associates LLC (“QMA”), which serves as each Fund’s subadviser pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees

JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements (continued)

charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Funds by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Funds, as well as the provision of fund accounting, recordkeeping, compliance, and other services to the Funds. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Funds. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Funds and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (CCO) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Funds by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Funds

The Board received and considered information about each Fund’s historical performance, noting that each Fund had only commenced operations in March 2004, and as a result, a full year of performance data was not available. However, the Board

Visit our website at www.jennisondryden.com

noted that during the quarter ended December 31, 2004, Growth Allocation Fund’s net performance was in the second quartile in relation to the group of comparable funds in a Peer Universe, the Moderate Allocation Fund’s net performance was in the first quartile in relation to the group of comparable funds in a Peer Universe, and the Conservative Allocation Fund’s net performance was in the second quartile in relation to the group of comparable funds in a Peer Universe. Net performance reflects the impact of any expense waivers or other subsidies. The Board further noted that each Fund had outperformed its benchmark index over the same time period.

The Board determined that each Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Funds as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

Each Fund’s management fee of 0.00% ranked in the first quartile in its Peer Group. Each Fund’s management fee of 0.00% reflects that each Fund receives a waiver of fees, expense subsidy or cap on expenses that exceeds each Fund’s management fee. The Board accepted PI’s recommendation to continue the existing voluntary cap on total net expenses for each Fund at 0.50%. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for each Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. In light of each Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Funds. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Funds’ transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Funds. The Board concluded that the potential benefits to be derived by QMA included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

JennisonDryden Conservative Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/05
	One Year	Inception
Class A	3.88% (3.40)	2.63% (1.74)
Class B	4.11 (3.60)	3.15 (2.22)
Class C	8.11 (7.60)	5.75 (4.83)
Class Z	10.18 (9.67)	6.93 (6.00)

Average Annual Total Returns (Without Sales Charges) as of 9/30/05
	One Year	Inception
Class A	9.92% (9.41)	6.56% (5.64)
Class B	9.11 (8.60)	5.75 (4.83)
Class C	9.11 (8.60)	5.75 (4.83)
Class Z	10.18 (9.67)	6.93 (6.00)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc.

Inception date: 3/30/04.

The graph compares a $10,000 investment in the JennisonDryden Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Conservative Custom Blend by portraying the initial account values at the inception for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2005) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Conservative Custom Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2005, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Conservative Custom Blend is a model portfolio consisting of the S&P 500 Index (5%), the S&P 500/Barra Growth Index (8%), the S&P 500/Barra Value Index (11%), the Russell 2500 Index (6%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (10%), the Lehman Brothers U.S. Corporate High Yield Index (4%), the Lehman Brothers Intermediate Government Index (20%), the Merrill Lynch (ML) 1-3 Year Corporate Index (16%), and the 90-Day T-Bill (20%). Each component of the JDAA Conservative Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Custom Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

JennisonDryden Moderate Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/05
	One Year	Inception
Class A	8.46% (8.36)	5.75% (5.50)
Class B	8.95 (8.85)	6.43 (6.17)
Class C	13.05 (12.95)	9.05 (8.80)
Class Z	15.18 (15.08)	10.13 (9.87)

Average Annual Total Returns (Without Sales Charges) as of 9/30/05
	One Year	Inception
Class A	14.77% (14.67)	9.80% (9.54)
Class B	13.95 (13.85)	8.99 (8.73)
Class C	14.05 (13.95)	9.05 (8.80)
Class Z	15.18 (15.08)	10.13 (9.87)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC, Lipper Inc., and Ibbotson Associates, Inc.

Inception date: 3/30/04.

The graph compares a $10,000 investment in the JennisonDryden Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Moderate Custom Blend by portraying the initial account values at the inception for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2005) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Moderate Custom Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2005, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Moderate Custom Blend is a model portfolio consisting of the S&P 500 Index (7%), the S&P 500/Barra Growth Index (12%), the S&P 500/Barra Value Index (17%), the Russell 2500 Index (12%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (17%), the Lehman Brothers U.S. Corporate High Yield Index (5%), the Lehman Brothers Intermediate Government Index (15%), the Merrill Lynch (ML) 1-3 Year Corporate Index (10%), and the 90-Day T-Bill (5%). Each component of the JDAA Moderate Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Custom Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

JennisonDryden Growth Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/05
	One Year	Inception
Class A	13.42% (13.04)	8.80% (8.19)
Class B	14.04 (13.64)	9.60 (8.96)
Class C	18.24 (17.84)	12.25 (11.62)
Class Z	20.40 (20.00)	13.34 (12.72)

Average Annual Total Returns (Without Sales Charges) as of 9/30/05
	One Year	Inception
Class A	20.02% (19.62)	12.96% (12.33)
Class B	19.04 (18.64)	12.12 (11.49)
Class C	19.24 (18.84)	12.25 (11.62)
Class Z	20.40 (20.00)	13.34 (12.72)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Visit our website at www.jennisondryden.com

Sources: Prudential Investments, LLC Lipper Inc., and Ibbotson Associates, Inc.

Inception date: 3/30/04.

The graph compares a $10,000 investment in the JennisonDryden Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Growth Custom Blend by portraying the initial account values at the inception for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2005) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Growth Custom Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2005, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Growth Custom Blend is a model portfolio consisting of the S&P 500 Index (9%), the S&P 500/Barra Growth Index (16%), the S&P 500/Barra Value Index (20%), the Russell 2500 Index (20%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (25%), the Lehman Brothers U.S. Corporate High Yield Index (2%), and the Lehman Brothers Intermediate Government Index (8%). Each component of the JDAA Growth Custom Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Custom Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Asset Allocation Funds

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Funds has delegated to each Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Funds’ website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Acting Treasurer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of each of the JennisonDryden Asset Allocation Funds carefully before investing. The prospectus for the JennisonDryden Asset Allocation Funds contains this and other information about the JennisonDryden Asset Allocation Funds. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Asset Allocation Funds, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). Each Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

JennisonDryden Asset Allocation Funds
	Class A		Class B		Class C		Class Z
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Conservative Allocation	JDUAX	74437E750	N/A	74437E743	N/A	74437E735	N/A	74437E784
Moderate Allocation	JDTAX	74437E727	N/A	74437E719	N/A	74437E693	N/A	74437E776
Growth Allocation	JDAAX	74437E685	N/A	74437E677	N/A	74437E669	N/A	74437E768

MF194E    IFS-A111560    Ed. 11/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2005 and September 30, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $117,850 and $105,600, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $51,000. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004 was $33,500.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Investment Portfolios, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date November 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 28, 2005
By (Signature and Title)*	/s/ Jack Benintende
Jack Benintende
Acting Treasurer and Principal Financial Officer

Date November 28, 2005

*	Print the name and title of each signing officer under his or her signature.